   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 14, 2007


                       (FILE NOS. 33-36962 and 811-06175)

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                         Post-Effective Amendment No. 57



                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                                Amendment No. 59


                               ECLIPSE FUNDS INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                  --------------------------------------------
                     (Address of Principal Executive Office)


                  Registrant's Telephone Number: (973) 394-4437

Marguerite E. H. Morrison, Esq.   Copy To:              Sander M. Bieber, Esq.
Eclipse Funds Inc.                                      Dechert LLP
51 Madison Avenue                                       1775 I Street, N.W.
New York, New York 10010                                Washington, D.C. 20006

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective:


|X|     immediately upon filing pursuant to paragraph (b) of rule 485


| |     on March 1, 2007 pursuant to paragraph (b) of rule 485

|_|     60 days after filing pursuant to (a)(1) of rule 485

|_|     on ______________ pursuant to paragraph (a)(1) of 485

| |     75 days after filing pursuant to paragraph (a)(2) of rule 485





If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

(MAINSTAY LOGO)


MainStay 130/30 High Yield Fund

                                           MAINSTAY(R) FUNDS


                                           Prospectus
                                           December 14, 2007


                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks

  4      MainStay 130/30 High Yield Fund

 12      More About Investment Strategies and Risks

 15      Shareholder Guide

 39      Know With Whom You're Investing

 43      Financial Highlights

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS


This Prospectus discusses the MainStay 130/30 High Yield Fund ("Fund"). The Fund is a series of Eclipse Funds Inc., a Maryland corporation. The Fund is managed by New York Life Investment Management LLC ("NYLIM"). NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields" or "Subadvisor") as the subadvisor that is responsible for the day-to-day portfolio management of the Fund discussed in this Prospectus.



A 130/30 fund is a fund that invests approximately 130 percent of its assets in long positions (either directly or through derivatives), while approximately 30 percent of its assets are sold short (either directly or through derivatives). The proceeds from the short sales are used to fund the purchase of all or a portion of the additional 30 percent of the long positions.



Under normal market conditions, the Fund invests in high yield corporate debt securities. In times of unusual or adverse conditions, the Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.


NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in the Fund, you should understand that you could lose money.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value (NAV), generally fluctuates based on the value of the Fund's holdings.


Factors that can affect debt security values include changes in the average maturity of the Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer.


Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates, and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

---------------------------
The MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.
---------------------------
A SHORT SALE is a transaction in which the Fund sells, through a broker, a security it does not own in anticipation of a possible decline in market price. To complete the short sale transaction, the Fund buys back the same security in the market and returns it to the lender. The Fund makes money if the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

MAINSTAY 130/30
HIGH YIELD FUND

The MainStay 130/30 High Yield Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its assets in high-yield corporate debt securities (sometimes called "junk bonds"), including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's Investor Service, Inc. ("Moody's") or Standard and Poor's ("S&P") or that are unrated but that are considered by MacKay Shields, the Fund's subadvisor, to be of comparable quality. The Fund will take long positions that MacKay Shields believes offer the potential for attractive returns. For long positions, MacKay Shields will seek to identify issuers whose securities are considered to have a high probability of outperforming the MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX (THE "INDEX") over a market cycle. Based upon quantitative and qualitative analysis, the Fund may overweight issuers that MacKay Shields believes will outperform the index and underweight issuers that MacKay Shields believes will underperform the Index to increase performance and achieve this goal. Also, based upon this analysis, the Fund will SELL SHORT securities that it believes are likely to underperform the Index. This means that the Fund may sell a security that it does not own, which it may do, for example, when the portfolio manager thinks that the value of the security will decline. By employing this strategy, the Fund seeks to produce returns that exceed those of the Index. MacKay Shields believes that this long/short strategy enables it to reflect negative and positive views on individual securities and to seek higher performance than a long-only strategy.


The Fund will generally hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. However, the long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may use derivatives, such as swaps (including credit default swaps), to establish long and short bond positions without owning or taking physical custody of securities. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments during the period of the swap. The payments may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors.

                                                 MAINSTAY 130/30 HIGH YIELD FUND

---------------------------
YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, MacKay Shields seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and bond structure. The Fund's principal investments include, but are not limited to:


  - Domestic corporate debt securities,



  - YANKEE DEBT SECURITIES,



  - Non-dollar corporate debt securities,



  - Derivatives (including credit default swaps), and



  - Sovereign debt.


The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).


The Fund may invest up to 20% of its net assets in equity securities, including those of foreign issuers, and may invest up to 25% of its total assets in securities rated lower than B3 by Moody's and B- by S&P (including securities with the lowest rating from these agencies) or if unrated, determined by MacKay Shields to be of comparable quality.


In general, MacKay Shields overweights the Index benchmark weight with securities that it believes are underpriced and will outperform the Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Index in an attempt to produce returns that exceed those of the Index. MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, the Fund's ability to sell short certain securities may be restricted.


In rising markets, the Fund expects that the long positions generally will appreciate more rapidly than the short positions and, in declining markets, that the short positions generally will decline faster than the long positions. Short sales allow the Fund to earn returns on securities that MacKay Shields believes will underperform and also allows the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy.


Until the short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the Fund's obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Fund purposes. If the Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the security during the period of the loan.

The Fund's underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what MacKay Shields deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or shorts those securities that MacKay Shields feels are not suitable for long investment. MacKay Shields then seeks to identify issuers with qualities such as: high credit worthiness, improving

MAINSTAY 130/30 HIGH YIELD FUND

fundamentals, positive outlook and good liquidity. In examining these issuers for potential investment, MacKay Shields focuses on:

- quality of management and business plan;

- industry environment;

- competitive dynamics;

- cash flow; and

- liquidity.


The Fund invests in, among other things, companies with market capitalizations that, at the time of investment, are similar to companies in the Index. MacKay Shields seeks to control the Fund's exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. MacKay Shields will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities.



MacKay Shields may sell or short a security for one or more of the following reasons (among others):



- credit deterioration;



- repositioning caused by a change in its "top down" outlook;


- excessive downward price volatility; or

- recognition of an alternative investment with relatively better value.

Consistent with the Fund's underlying process of selecting investments, credit deterioration is the most important factor in the Fund's decision to sell a security or cover a short position.

PRINCIPAL RISKS

The risks involved with investing in debt securities include (without limitation):

- Credit Risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity Risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, if the Fund holds debt securities with a longer average maturity, its net asset value may fluctuate in value more than if the Fund that holds debt securities with a shorter maturity.

- Market Risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest Rate Risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and


- maturities.

                                                 MAINSTAY 130/30 HIGH YIELD FUND


The Fund principally invests in high-yield debt securities, which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility. High-yield debt securities are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Subadvisor and are sometimes considered speculative. Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


The loans in which the Fund invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Fund's net asset value ("NAV") could go down and you could lose money. An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its NAV. Some of the Fund's investments may be considered to be illiquid.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the security from the short sale remains out on loan. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.


Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. Additionally, the Fund must maintain sufficient liquid

MAINSTAY 130/30 HIGH YIELD FUND

assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund addresses these potential risks in accordance with applicable regulatory guidance. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average or the S&P 500(R) Index.


Since the Fund may invest in foreign securities, which are securities issued by companies organized outside the U.S. and may be traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:


- fluctuating currency values,

- less liquid trading markets,

- greater price volatility,

- political and economic instability,

- less publicly available information about issuers,

- changes in U.S. or foreign tax or currency laws, and

- changes in monetary policy.

Additionally, investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders.

The risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries

                                                 MAINSTAY 130/30 HIGH YIELD FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading the Fund does during the year.

may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Some of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques".


The Fund's investments include derivatives such as credit default swaps. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. The Fund may enter into swap agreements only to the extent that obligations under such agreements, including credit default swaps, represent not more than 15% of the Fund's total assets. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Also, the prices of credit default swaps can be very volatile and result in losses for the Fund.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading the Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

PAST PERFORMANCE

As the Fund has not yet commenced operations as of the date of this Prospectus, no calendar year performance information is available.

MAINSTAY 130/30 HIGH YIELD FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


              SHAREHOLDER FEES
  (fees paid directly from your investment)       CLASS A       CLASS C       CLASS I
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)              4.50%         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                        None          1.00%         None
  Redemption Fee(2)
  (as a percentage of redemption proceeds)         2.00%         2.00%         2.00%



  Maximum Account Fee                              None          None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)



  Management Fee(3)                                0.80%         0.80%         0.80%
  Distribution and/or Service (12b-1)
  Fees(4)                                          0.25%         1.00%         None



  Other Expenses(5)
    Interest Expense on Securities Sold
    Short                                          2.40%         2.40%         2.40%



    Interest Expense on Borrowings                 0.10%         0.10%         0.10%
    Remainder of Other Expenses                    0.40%         0.40%         0.33%



  Total Other Expenses                             2.90%         2.90%         2.83%
  Acquired (Underlying) Fund Fees and
  Expenses                                         None          None          None



  Total Annual Fund Operating Expenses             3.95%         4.70%         3.63%
  Less Waivers/Reimbursements(6)                  -0.15%        -0.15%        -0.08%



  Net Annual Fund Operating Expenses(6)            3.80%         4.55%         3.55%


1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Information on Fees" in the Shareholder Guide for additional information.

3 The management fee for the Fund is an annual percentage of the Fund's average net assets.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes, and are based on estimates.


6 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.30%; Class C, 2.05%; and Class I, 1.05%. These expense limitations may be modified only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.



EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                             CLASS C                              CLASS I
                            Assuming no                           Assuming redemption at
  Expenses after            Redemption                            the end of each period
   1 Year         $  815                  $  456                          $  556           $  358

   3 Years*       $1,587                  $1,403                          $1,504           $1,104






* Adjusted to reflect completion of the amortization of non-recurring organizational costs of 0.03% over a 12-month period starting with the commencement of operations.

                      [This page intentionally left blank]

MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).


The discussion of Principal Investment Strategies for the Fund states that it normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. If the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, the Fund would not be subject to such constraints on new investments.


DERIVATIVE SECURITIES


The Fund may invest in derivative securities, including credit default swaps. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.


As an investment company registered with the SEC, the Fund must "cover" open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the swaps, if any, rather than their full notional value.

There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which the Fund may purchase. A Participation in a novation of a corporate loan involves the Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If MacKay Shields judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

ILLIQUID AND RESTRICTED SECURITIES

The Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

ZERO COUPON AND PAYMENT-IN-KIND BONDS


The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. The Fund will also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made.


Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment strategies, including substantially reducing or eliminating its short positions. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash or money market and other investments.

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Shares of the Fund may be purchased or exchanged only by residents of Connecticut, Maryland, New York or New Jersey and only while present or through intermediaries in those states.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, C, and I shares of the Fund. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for the Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12b-1) FEE--named after the SEC rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.


An important point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about the fees.


In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption.

SHAREHOLDER GUIDE

These charges and fees for the Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense, over time you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes


                                                          CLASS A           CLASS C           CLASS I

  Initial sales charge                                     Yes               None             None

  Contingent deferred sales charge                        None(1)        1% on sale of        None
                                                                        shares held for
                                                                       one year or less




  Ongoing service and/or distribution fee (Rule           0.25%              0.75%            None
  12b-1 fee)                                                           distribution and
                                                                         0.25% service
                                                                         (1.00% total)

  Shareholder service fee                                 None               None             None




  Redemption fee(2)                                       2.00%              2.00%            2.00%

  Conversion feature                                      None               None             None




  Purchase maximum(3)                                     None            $1,000,000          None


1 Except on certain redemptions made without an initial sales charge.


2 The Fund imposes a 2% redemption fee on certain redemptions (including exchanges) of all classes. Please see "Information on Fees" in this section for details.


3 Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, the Fund has sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than 6 years). Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount

                                                               SHAREHOLDER GUIDE

invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS C SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- The Fund will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

CLASS I CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER

SHAREHOLDER GUIDE

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                  PERCENTAGE
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             4.50%               4.71%                    4.00%
  $100,000 to $249,999           3.50%               3.63%                    3.00%



  $250,000 to $499,999           2.50%               2.56%                    2.00%
  $500,000 to $999,999           2.00%               2.04%                    1.75%



  $1,000,000 or more(2)           None                None                     None

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information ("SAI"). Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class C

A CDSC may be imposed on redemptions of Class C shares of the Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class C shares of the Fund purchased more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.

There are exceptions, which are described in the SAI.

                                                               SHAREHOLDER GUIDE

SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES

Reducing the Initial Sales Charge on Class A Shares

You may be eligible to buy Class A shares at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. The Fund reserves the right to modify or eliminate these programs at any time.

- RIGHT OF ACCUMULATION

  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class A shares of another MainStay Fund, and you wish to invest $10,000 in a Fund, using your Right of Accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $105,000 investment.

  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the SAI.

- LETTER OF INTENT


  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Fund purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.


  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's transfer agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase--Letter of Intent" in the Fund's SAI.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Fund. If you are buying shares through a financial

SHAREHOLDER GUIDE

  intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

More information on Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

"Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Retirement Plan Purchases

You will not pay an initial sales charge if you purchase Class A shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

    - 50 or more participants;

    - an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

    - holds both Class A and Class B shares as a result of the Class B share conversion feature.

However, Class A Shares purchased through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) will be subject to a contingent deferred sales charge upon redemption if you redeem within one year of purchase.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Fund has authorized these firms (and other intermediaries that

                                                               SHAREHOLDER GUIDE

the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

529 Plans

When shares of the Fund are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Fund and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge

If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Fund's Transfer Agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

The Fund offered has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A 12b-1 plan typically provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Class C 12b-1 plan provides for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class C shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee. Each shareholder with an account balance less than $1,000 will be charged an annual per account fee

SHAREHOLDER GUIDE

of $20 (assessed semi-annually). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including retirement plan services bundled accounts, investment-only retirement accounts, accounts with active AutoInvest plans or systematic investment programs where the Fund drafts directly from the client's checking or savings account, NYLIM SIMPLE IRA Plan Accounts, SEP IRA Accounts and 403(b)(7) that have been funded/established for less than 1 year, accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts) and certain Class A accounts created by a conversion from Class B shares where the small account balance is due solely to the conversion from Class B shares. This small account fee will be deducted on or about March 1st and September 1st each year. The Fund may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact The MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

Redemption Fee

The Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Fund and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

                                                               SHAREHOLDER GUIDE

- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of the Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of fund shares and/or shareholder or account servicing arrangements.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to make transactions for its portfolio, the Fund and NYLIM will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

SHAREHOLDER GUIDE

---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days.

BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

HOW TO OPEN YOUR ACCOUNT WITH MAINSTAY INVESTMENTS

Class A or C Shares

Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Fund, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days.

Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Fund.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes


You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at the Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

                                                               SHAREHOLDER GUIDE

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Boards, Directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion.

Class A and C Shares

The following minimums apply if you are investing in Class A or C shares of the
Fund:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Fund:

- Individual Investors--$5 million for initial purchases of any single MainStay Fund, and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank &
                       Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4:00 p.m. Eastern time.

  BY PHONE:            Have your investment professional          * MainStay Investments must receive your application
                       call MainStay Investments toll-free          and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY (1-800-624-6782)           within three business days. If not, MainStay
                       between 8:00 a.m. and 6:00 p.m.              Investments can cancel your order and hold you liable
                       Eastern time any day the New York            for costs incurred in placing it.
                       Stock Exchange is open. Call before        Be sure to write on your check:
                       4:00 p.m. Eastern time to buy shares       * name(s) of investor(s);
                       at the current day's NAV.                  * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds
                       Application with a check for the           * $1,000 minimum
                       amount of your investment to:              Be sure to write on your check:
                       MainStay Funds                             * name(s) of investor(s)
                       P.O. Box 8401                              * Fund name and Class of shares.
                       Boston, MA 02266-8401

                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUND--INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank & Trust Company                  * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.          Your bank may charge a fee for the wire transfer.
                       To buy shares the same day, MainStay
                       Investments must receive your wired money by
                       4:00 p.m. Eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8:00       electronic debits from a designated bank account.
                       a.m. and 6:00 p.m. Eastern time any day the        * The maximum ACH purchase amount is $100,000.
                       New York Stock Exchange is open to make an
                       ACH purchase; call before 4:00 p.m. to buy
                       shares at the current day's NAV; or
                       Visit us at www.mainstayfunds.com




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum (for Class A and C shares).
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                       Send overnight orders to:                          * name(s) of investor(s);
                       MainStay Funds                                     * your account number; and
                       c/o Boston Financial Data Services                 * Fund name and Class of shares.
                       30 Dan Road
                       Canton, MA 02021-2809




SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                        HOW                                             DETAILS

  BY CONTACTING YOUR FINANCIAL ADVISOR:                           * You may sell (redeem) your shares through your
                                                                    financial advisor or by any of the methods
                                                                    described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free          account owner at the owner's address of record
                       1-800-MAINSTAY (1-800-624-6782)              and generally will not send checks to addresses
                       between 8 am and 6 pm eastern time           on record for 30 days or less.
                       any day the New York Stock Exchange        * The maximum order MainStay Investments can
                       is open. Call before 4:00 p.m.               process by phone is $100,000.
                       Eastern time to sell shares at the
                       current day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free        phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)           by bank wire to your designated bank account the
                       between 8:00 a.m. and 6:00 p.m.              next business day, although it may take up to
                       Eastern time any day the New York            seven days to do so. Your bank may charge you a
                       Stock Exchange is open. Eligible             fee to receive the wire transfer.
                       investors may sell shares and have         * MainStay Investments must have your bank account
                       proceeds electronically credited to a        information on file.
                       designated bank account.                   * There is an $11 fee for wire redemptions.
                                                                  * MainStay Investments does not charge a fee for
                                                                  wire redemptions of Class I shares.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MainStay Investments must have your bank account
                       ACH:                                         information on file.
                       Call MainStay Investments toll-free        * Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)           account.
                       between 8:00 a.m. and 6:00 p.m.            * There is no fee from MainStay Investments for
                       Eastern time any day banks and the         this transaction.
                       New York Stock Exchange are open.          * The maximum ACH transfer amount is $100,000.
                       Visit us at www.mainstayfunds.com




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                       Send overnight orders to:                  * dollar or share amount you want to sell.
                       MainStay Funds
                       c/o Boston Financial Data Services         Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       30 Dan Road                                documentation, as required.
                       Canton, MA 02021-2809
                                                                  There is a $15 fee for checks mailed to you via
                                                                  overnight service.




  BY INTERNET:         Please visit www.mainstayfunds.com

                                                               SHAREHOLDER GUIDE

---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- The Fund may, in its discretion, reject, in whole or in part, any order for the purchase of shares.

- To limit the Fund's expenses, we do not issue share certificates.

Selling Shares

- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.


- MainStay Investments requires a written order to sell shares and a Medallion Signature guarantee if:


  - MainStay Investments does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interests of all shareholders, the Fund reserve the right to:

  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

SHAREHOLDER GUIDE

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $500 invested in Class A or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.


Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor, or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time the Fund may close and reopen to new investors or new share purchases at its discretion. If the Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If the Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of the Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees


A Medallion Signature Guarantee helps protect against fraud. To protect your account, the Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.


Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

                                                               SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Investing for Retirement

You can purchase shares of most MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services may be available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Fund at 1-800-MAINSTAY (1-800-624-6782) for further details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

PURCHASES-IN-KIND

You may purchase shares of the Fund by transferring securities to the Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Fund's approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

SHAREHOLDER GUIDE

---------------------------
CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

-all phone calls with service representatives are tape recorded, and -written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Fund reserves the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

SHAREHOLDER SERVICES
Automatic Services
Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan -- Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among Mainstay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you choose to sell Class C shares and then separately buy Class A shares, you may have to pay a deferred sales charge on the Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised, or administered by New York Life Investment Management

                                                               SHAREHOLDER GUIDE

---------------------------

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

LLC or any affiliate thereof, which are offered in separate prospectuses, including:


MainStay 130/30 Core Fund                   MainStay Large Cap Growth Fund
MainStay 130/30 Growth Fund                 MainStay Large Cap Opportunity Fund*
MainStay 130/30 International Fund          MainStay MAP Fund
MainStay All Cap Growth Fund                MainStay Mid Cap Growth Fund
MainStay Balanced Fund                      MainStay Mid Cap Opportunity Fund
MainStay Capital Appreciation Fund          MainStay Mid Cap Value Fund
MainStay Cash Reserves Fund                 MainStay Moderate Allocation Fund
MainStay Common Stock Fund                  MainStay Moderate Growth Allocation Fund
MainStay Conservative Allocation Fund       MainStay Money Market Fund
MainStay Convertible Fund                   MainStay Principal Preservation Fund
MainStay Diversified Income Fund            MainStay Retirement 2010 Fund
MainStay Floating Rate Fund                 MainStay Retirement 2020 Fund
MainStay Global High Income Fund            MainStay Retirement 2030 Fund
MainStay Government Fund                    MainStay Retirement 2040 Fund
MainStay Growth Allocation Fund             MainStay Retirement 2050 Fund
MainStay Growth Equity Fund*                MainStay Short Term Bond Fund
MainStay High Yield Corporate Bond Fund     MainStay Small Cap Growth Fund
MainStay ICAP Equity Fund                   MainStay Small Cap Opportunity Fund
MainStay ICAP International Fund            MainStay Small Cap Value Fund
MainStay ICAP Select Equity Fund            MainStay S&P 500 Index Fund
MainStay Income Manager Fund                MainStay Tax Free Bond Fund
MainStay Indexed Bond Fund                  MainStay Total Return Fund
MainStay Institutional Bond Fund            MainStay Value Fund
MainStay Intermediate Term Bond
MainStay International Equity Fund


 * Offered only to residents of Connecticut, Maryland, New Jersey and New York

Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).


The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (See "Excessive Purchases and Redemptions on Exchanges").


The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

SHAREHOLDER GUIDE

In certain circumstances you may have to pay a sales charge. In addition, if you exchange Class C shares of the Fund into Class C shares of the Money Market Fund or you exchange Class A shares of the Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class A or Class C shares, as applicable, of another MainStay Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Fund is not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, NYLIM might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Fund's Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. The Fund may change its policies or procedures at any time without prior notice to shareholders.

The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund. In addition, the Fund reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Fund's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

                                                               SHAREHOLDER GUIDE

The Fund, through MainStay Investments and the Distributor, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, the Fund will place a "block" on any account if, during any 60-day period, there is
(1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Fund may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Fund's Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio.


In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees--Redemption Fee."


While the Fund discourages excessive or short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Fund's ability to reasonably detect all such trading may be limited, for example, where the Fund must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Fund's Share Prices (NAV) and the Valuation of Securities

The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of NYLIM, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless NYLIM

SHAREHOLDER GUIDE

deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.


The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain of the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.


Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's SAI. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Fund's quarterly top ten holdings information is also provided in the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Fund Pays Dividends


The Fund declares and pays any dividends, to the extent income is available, at least quarterly. Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

                                                               SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

---------------------------
BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.
---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Capital Gains
The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains
The Fund will normally distribute any capital gains to shareholders in December. How to Take Your Earnings
You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by your broker-dealer) or the Fund directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received may be treated as "qualified dividend income" which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution.

SHAREHOLDER GUIDE

---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate or the corporate dividends received deduction.

MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.

The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?


The Board of Directors of the Fund oversees the actions of NYLIM and the Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.


New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Directors of Eclipse Funds Inc. NYLIM commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIM provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. NYLIM is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms.

NYLIM has delegated its portfolio management responsibilities to MacKay Shields and is responsible for supervising MacKay Shields in the execution of its responsibilities.

NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund except for the Directors and CCO, a portion of whose compensation is paid by the Fund, and all the operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, NYLIM is entitled to receive its management fee from the Fund, accrued daily and payable monthly.


As the Fund has not yet commenced operations as of the date of this Prospectus, it has not paid NYLIM any fees.


Information regarding the basis for the Board's approval of the investment advisory contract will be included in the Fund's next semi-annual shareholder report.

NYLIM is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent except to the extent expressly provided in the Management Agreements between NYLIM and the Fund.


Pursuant to an agreement with NYLIM, State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts 02111 ("State Street") provides sub-administration and sub-accounting services for the Fund. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset value, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by NYLIM.

WHO MANAGES YOUR MONEY?

NYLIM serves as manager of the assets of the Fund. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2007, NYLIM and its affiliates managed approximately $245 billion in assets.


NYLIM and the Fund have retained MacKay Shields as the subadvisor to the Fund.


Under the supervision of NYLIM, MacKay Shields is responsible for making the decisions about buying, selling and holding securities; selecting and negotiating with brokerage firms; and maintaining accurate records for the Fund. For these services, MacKay Shields is paid a monthly fee by NYLIM, not the Fund.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. NYLIM and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting NYLIM, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated sub-advisors and to modify any existing or future sub-advisory agreement with unaffiliated sub-advisors without shareholder approval. This authority is subject to certain conditions. The Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

The fees paid to the MacKay Shields are paid out of the management fee paid to NYLIM and are not additional expenses of the Fund. The shareholders of the Fund have approved the manager-of-managers relationship.


MACKAY SHIELDS LLC (formerly MacKay-Shields Financial Corporation), 9 West 57th St., New York, New York 10019, is the Subadvisor to the Fund in this Prospectus. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of June 30, 2007, MacKay Shields managed approximately $40 billion in assets.


PORTFOLIO MANAGERS:

MacKay Shields uses a team of portfolio managers and analysts acting together to manage the Fund's investments. The senior members of the Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

PORTFOLIO MANAGER BIOGRAPHIES:

The following section provides biographical information about the Fund's portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Fund is available in the SAI.


LOUIS N. COHEN, CFA--Mr. Cohen joined MacKay Shields in October 2004 as Director of Research after MacKay Shields acquired the fixed income division of Pareto Partners. Mr. Cohen joined the fixed income team at UBS in 1991 as a Core/Core Plus Portfolio Manager and was Co-Chairman of the Credit Committee while at UBS. His extensive credit experience began at Bankers Trust in 1978 where he was in the Commercial Banking Department. In 1981 Mr. Cohen moved to specialize in fixed income as a fixed income Credit Analyst at Kidder

Peabody. Mr. Cohen furthered his fixed income credit experience as a fixed income credit manager at several major firms, namely, Shearson, Drexel Burnham Lambert and Paine Webber prior to his move into portfolio management at UBS. With experience in the fixed income markets since 1978, Mr. Cohen received his BA and MBA from New York University and is a member and past President of the Capital Markets Credit Analyst Society, and a member of the New York Society of Security Analysts.


MICHAEL KIMBLE, CFA--Mr. Kimble joined MacKay Shields in October 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed income active core division of Pareto Partners. Previously the Co-Head of Pareto Partners' High Yield Investments, Mr. Kimble began his investment career with positions at Citicorp and E.F. Hutton as a fixed income credit analyst. In 1988, Mr. Kimble moved to Home Insurance Company as a High Yield Bond Analyst and Portfolio Manager. Shortly thereafter, Mr. Kimble joined the UBS team in the same capacity. While at UBS, Mr. Kimble was Co-Chairman of the Credit Committee. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. With fixed income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations.


DAN ROBERTS, PHD--Mr. Roberts joined MacKay Shields in October 2004 when the firm acquired the fixed income division of Pareto Partners. Mr. Roberts was Chief Investment Officer and an equity shareholder at Pareto Partners. Mr. Roberts assembled the US fixed income team while serving 10 years at UBS Asset Management, most recently as Managing Director and head of the fixed income group. Prior to its acquisition by UBS, he was a Financial Economist for Chase Manhattan Bank, NA and later was head of Global Interest Rate and Currency Swaps Trading. In 1997, Mr. Roberts' fixed income group was lifted out of UBS by Forstmann-Leff International and was subsequently purchased by Pareto Partners. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a Ph.D. from University of Iowa.



TAYLOR WAGENSEIL--Mr. Wagenseil became Director and Co-Head of high yield portfolio management in 2004 after MacKay Shields acquired the fixed income division of Pareto Partners, where he was Co-Head of High Yield Investments and an equity shareholder. Mr. Wagenseil began his investment career with Citibank in 1979, specializing in troubled loan workouts and recoveries. In 1986, Mr. Wagenseil moved to Drexel Burnham Lambert as a Senior Vice President to head High Yield Commercial Paper Research. Mr. Wagenseil remained at Drexel through the bankruptcy and then joined Bear Stearns as a Managing Director in the Financial Restructuring Group. He was recruited to join UBS in 1993 as a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and a MBA (Finance) from the Harvard Business School and has experience in the High Yield market since 1979.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS


As the Fund has not yet commenced operations as of the date of this Prospectus, Financial Highlights information has not been provided.

[NYLIM LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction or in any jurisdiction outside of Connecticut, Maryland, New York or New Jersey.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI for the Fund is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the reporting period.

TO OBTAIN INFORMATION:
More information about the Fund, including the SAI and the Annual/Semiannual Reports (when available), is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, NJ 07054.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (1-202-551-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

SEC File Number:  811-06175 (Eclipse Funds Inc.)

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                  MS30HY01-12/07

                                 MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054

                                  MARCH 1, 2007
                           AS REVISED ON JUNE 18, 2007


                            AND ON DECEMBER 14, 2007


     Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectuses dated March 1, 2007 for the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Sweep shares, of certain separate investment series, and June 18, 2007 for the Class A, Class I, Class R1, Class R2 and Class R3 shares of certain separate investment series (collectively, the "Prospectus") of Eclipse Funds Inc., a Maryland corporation (the "Company") and Eclipse Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (collectively, the "Funds" or "MainStay Funds"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company, the Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

     Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" doing business as "MainStay Investments"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.


     The financial statements of each of the Company and the Trust, including the Financial Highlights for the fiscal year ended October 31, 2006 as presented in the 2006 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP ("KPMG"), an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.


     The following funds are offered only to residents of certain states and only while present or through intermediaries in those states: The MainStay Large Cap Opportunity Fund, the MainStay Growth Equity Fund and the MainStay 130/30 High Yield Fund are offered only to residents of Connecticut, Maryland, New Jersey and New York.


     The following funds have not been in operation for one year as of the date of this SAI and thus have no financial information available: MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund and MainStay 130/30 High Yield Fund.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                           -----
MAINSTAY FUNDS..........................................................      5
   Eclipse Funds Inc. (THE "COMPANY")...................................      5
   Eclipse Funds (THE "TRUST")..........................................      5
   The Manager and Subadvisor...........................................      5
ADDITIONAL INFORMATION ABOUT THE FUNDS..................................      5
   MainStay All Cap Growth Fund.........................................      5
   MainStay S&P 500 Index Fund..........................................      6
   MainStay Mid Cap Opportunity Fund....................................      6
   MainStay Small Cap Opportunity Fund..................................      6
   MainStay Intermediate Term Bond Fund.................................      7
   MainStay Indexed Bond Fund...........................................      7
   MainStay Cash Reserves Fund..........................................      7
   MainStay Short Term Bond Fund........................................      9
   MainStay Income Manager Fund.........................................     10
   MainStay Balanced Fund...............................................     10
   MainStay Floating Rate Fund..........................................     11
   MainStay Large Cap Opportunity Fund..................................     11
   MainStay Growth Equity Fund..........................................     11
   MainStay Asset Allocation Funds and MainStay Retirement Funds........     12
   MainStay 130/30 Core Fund............................................     13
   MainStay 130/30 Growth Fund..........................................     13
   MainStay 130/30 International Fund...................................     14
   MainStay 130/30 High Yield Fund......................................     14
   Anticipated Use of Investments.......................................     14
FUNDAMENTAL INVESTMENT RESTRICTIONS.....................................     19
   Applicable to the Company............................................     19
   Applicable to the Trust..............................................     21
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.................................     22
   Applicable to the Company............................................     22
   Applicable to the Trust..............................................     23
   Non-Fundamental Investment Policies Related to Fund Names............     24
   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO
      MULTIPLE FUNDS....................................................     25
   NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM....     25
   ARBITRAGE............................................................     26
   BANK OBLIGATIONS.....................................................     26
   BORROWING............................................................     27
   BRADY BONDS..........................................................     27
   COMMERCIAL PAPER.....................................................     28
   CONVERTIBLE SECURITIES...............................................     28
   DEBT SECURITIES......................................................     29
   DEPOSITARY RECEIPTS..................................................     30
   EQUITY SECURITIES....................................................     30
   EXCHANGE TRADED FUNDS................................................     31
   FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED........     31
   FLOATING AND VARIABLE RATE SECURITIES................................     32
   FLOATING RATE LOANS..................................................     33
   FOREIGN CURRENCY TRANSACTIONS........................................     34
   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES...............     36
   FOREIGN INDEX-LINKED INSTRUMENTS.....................................     37
   FOREIGN SECURITIES...................................................     38
   FUTURES TRANSACTIONS.................................................     39
   ILLIQUID SECURITIES..................................................     44
   INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS...................     45
   INVESTMENT COMPANIES.................................................     45
   LENDING OF PORTFOLIO SECURITIES......................................     45
   LOAN PARTICIPATION INTERESTS.........................................     46

   MORTGAGE DOLLAR ROLLS................................................     47
   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES...................     47
   MUNICIPAL SECURITIES.................................................     53
   OPTIONS ON FOREIGN CURRENCIES........................................     55
   OPTIONS ON SECURITIES................................................     57
   OPTIONS ON SECURITIES INDICES........................................     60
   REAL ESTATE INVESTMENT TRUSTS ("REITs")..............................     60
   REPURCHASE AGREEMENTS................................................     61
   RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2)
      COMMERCIAL PAPER..................................................     62
   REVERSE REPURCHASE AGREEMENTS........................................     63
   RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")...........     63
   SHORT SALES..........................................................     64
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT...............................     65
   STRIPPED SECURITIES..................................................     65
   SWAP AGREEMENTS......................................................     65
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS.......................     68
   UNFUNDED LOAN COMMITMENTS............................................     68
   U.S. GOVERNMENT SECURITIES...........................................     69
   WARRANTS.............................................................     69
   WHEN-ISSUED SECURITIES...............................................     69
   ZERO COUPON BONDS....................................................     70
TRUSTEES/DIRECTORS AND OFFICERS.........................................     70
   Board Members........................................................     71
   Officers.............................................................     73
   Compensation.........................................................     76
   Code of Ethics.......................................................     77
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR.........................     77
   Management Agreement.................................................     77
   Sub-Advisory Agreement...............................................     80
   Distribution Agreement...............................................     81
   Distribution Plans...................................................     81
   Shareholder Services Plan; Service Fees..............................     91
PROXY VOTING POLICIES AND PROCEDURES....................................     92
Manager's Proxy Voting Guidelines.......................................     92
Conflicts of Interest...................................................     92
Guidelines Examples.....................................................     92
DISCLOSURE OF PORTFOLIO HOLDINGS........................................     94
PORTFOLIO MANAGERS......................................................     95
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................     99
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE..........................    106
   How to Purchase Shares of the Funds..................................    106
   General Information..................................................    106
   By Mail..............................................................    107
   By Telephone.........................................................    107
   By Wire..............................................................    107
   Additional Investments...............................................    108
   Systematic Investment Plans..........................................    108
   Purchases In Kind....................................................    108
   Other Information....................................................    109
ALTERNATIVE SALES ARRANGEMENTS..........................................    109
   Initial Sales Charge Alternative Class A Shares......................    109
   Purchases At Net Asset Value.........................................    111
   Reduced Sales Charges On Class A Shares..............................    112
   Special Incentive Compensation Arrangements..........................    113
   Letter Of Intent (LOI)...............................................    113
   Contingent Deferred Sales Charge, Class A............................    113
   Contingent Deferred Sales Charge, Class B............................    114
   Contingent Deferred Sales Charge, Class C............................    115

PURCHASES AND REDEMPTIONS - ADDITIONAL INFORMATION......................    116
   Redemption Fee.......................................................    117
   Systematic Withdrawal Plans..........................................    117
   Redemptions In Kind..................................................    117
   Suspension of Redemptions............................................    117
   Exchange Privileges..................................................    117
NET ASSET VALUE.........................................................    118
   How Portfolio Securities are Valued..................................    119
TAX-DEFERRED RETIREMENT PLANS...........................................    120
Individual Retirement Account ("IRA")...................................    120
403(b)(7) Tax Sheltered Account.........................................    122
General Information.....................................................    122
TAX INFORMATION.........................................................    122
Taxation of The Funds...................................................    122
Character of Distributions To Shareholders..............................    123
Federal Income Tax Capital Loss Carryforwards...........................    125
Dispositions of Fund Shares.............................................    126
Foreign Currency Gains And Losses.......................................    126
Discount................................................................    126
Taxation Of Options, Futures And Similar Instruments....................    127
Foreign Taxes...........................................................    128
Passive Foreign Investment Companies....................................    128
Tax Reporting Requirements And Backup Withholding.......................    129
State And Local Taxes...................................................    129
Foreign Investors.......................................................    129
CAPITALIZATION..........................................................    129
EFFECTIVE MATURITY......................................................    130
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................    130
TRANSFER AGENT..........................................................    130
CUSTODIAN...............................................................    130
LEGAL COUNSEL...........................................................    130
REGISTRATION STATEMENT..................................................    130
CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS.............    131
APPENDIX A..............................................................    A-1

ECLIPSE FUNDS INC. (THE "COMPANY")

     The Company was incorporated in Maryland on September 21, 1990, and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "classes" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").


     Shares of the Company are currently offered in twenty-three separate portfolios: MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund, MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund, MainStay Short Term Bond Fund, MainStay Income Manager Fund, MainStay Floating Rate Fund, MainStay Growth Equity Fund, MainStay Large Cap Opportunity Fund, MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund, and MainStay 130/30 High Yield Fund.


ECLIPSE FUNDS (THE "TRUST")

     The Trust was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986, as amended, and is an open-end, management investment company (or mutual fund). The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the 1940 Act.

     Shares of the Trust are currently offered in three separate portfolios:
MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, and MainStay Balanced Fund.

     The Company and the Trust may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the Company and the Trust may be individually referred to as a "Fund" and collectively as the "Funds." The Board of Directors of the Company may be referred to as the "Directors" and the Board of Trustees of the Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members."

THE MANAGER AND SUBADVISOR


     New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Funds and has entered into Sub-Advisory Agreements with MacKay Shields LLC ("MacKay Shields" or the "Subadvisor") with respect to the following portfolios: MainStay All Cap Growth Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund, and MainStay 130/30 High Yield Fund.


ADDITIONAL INFORMATION ABOUT THE FUNDS

     The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

MAINSTAY ALL CAP GROWTH FUND

     The MainStay All Cap Growth Fund normally invests at least 80% of its assets in equity securities. The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the Russell 3000(R) Growth Index.

     The Fund may invest in common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.

     The Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

     The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts does, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.

     Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

MAINSTAY S&P 500 INDEX FUND

     In addition to the investments discussed in the Prospectus, the MainStay S&P 500 Index Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

MAINSTAY MID CAP OPPORTUNITY FUND

     The MainStay Mid Cap Opportunity Fund invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P Midcap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies ranked by market capitalization. The Fund invests primarily in mid-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines: (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets); and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

     - In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but that are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

     - To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.

     - Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

     - The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

     -    The Fund also may invest of to 5% of its total assets in warrants.

MAINSTAY SMALL CAP OPPORTUNITY FUND

     The MainStay Small Cap Opportunity Fund invests primarily in small-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks.

     In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

     Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the S&P 500(R) Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in larger capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies.

     The Fund also may invest up to 5% of its total assets in warrants.

MAINSTAY INTERMEDIATE TERM BOND FUND

     In addition to the investments discussed in the Prospectus, the MainStay Intermediate Term Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

     The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

     The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

     The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MAINSTAY INDEXED BOND FUND


     The MainStay Indexed Bond Fund invests primarily in a representative sample of securities with characteristics similar to securities in the Citigroup Broad Investment Grade Bond Index (the "BIG Index"). Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the BIG Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the BIG Index in both rising and falling markets.


     The Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.

     The Manager may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

MAINSTAY CASH RESERVES FUND

     The MainStay Cash Reserves Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

     All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

     Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category for short-term debt obligations (i) by any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4) (i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost, including accrued interest, of the underlying security or securities ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

     The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. A "First Tier" security is defined to mean any eligible security that: (a) is a rated security that has received a short-term rating by the requisite NRSROs in the highest short-term rating category for debt obligations (the security may receive a rating in the second highest category by one NRSRO, as long as it has received a rating in the highest category by two NRSROs); or (b) is an unrated security that is of comparable quality to a security meeting the requirements of paragraph (a) of this definition, as determined by the Manager; or (c) is a security issued by a registered investment company that is a money market fund; or (d) is a government security. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. A "Second Tier" security is defined to mean any eligible security that is not a First Tier security, as defined above. A Second Tier security must be rated in the first or second highest category by NRSROs. For example, a security rated in the highest category by one NRSRO and in the second highest category by two NRSROs would be a Second Tier security. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the

Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

     Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's net asset value ("NAV") per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

     The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

     The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

MAINSTAY SHORT TERM BOND FUND

     The MainStay Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations ("S&Ls") and denominated in U.S. dollars or foreign currencies.

     The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

     The Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

     The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar-or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

     In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

     The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

MAINSTAY INCOME MANAGER FUND (FORMERLY, MAINSTAY ASSET MANAGER FUND)

     The MainStay Income Manager Fund may invest up to 20% of its total assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries, or futures with respect to those securities; up to 10% of total assets in interest rate, equity (including index or other equity swaps), and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

     The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

     At times, the actual allocation for each asset class may differ from the asset class constraints discussed in the Prospectus, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Manager has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Manager will move cash or reallocate assets within seven days.

     The Fund's allocation is structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Manager to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

MAINSTAY BALANCED FUND

     The MainStay Balanced Fund invests approximately 60% of its net assets in mid-and large capitalization stocks and 40% of its assets in fixed income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its net assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

     The Fund generally invests in dividend-paying, mid-capitalization stocks that the Manager determines are value stocks. The Fund may also invest in large capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

     The Fund has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowing in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

     The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

     The fixed-income component of the Fund's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds".

     The Fund also may invest up to 5% of its total assets in warrants.

MAINSTAY FLOATING RATE FUND

     The MainStay Floating Rate Fund normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities ("Floating Rate Loans"). Floating Rate Loans are typically the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. For additional information on these investments, see the section entitled "Floating Rate Loans." The Fund may invest up to 25% of its total assets in foreign securities.

     The Fund may also invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

     When formed, the Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

MAINSTAY LARGE CAP OPPORTUNITY FUND

     The MainStay Large Cap Opportunity Fund normally invests at least 80% of its assets in common and preferred stock of large companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell 1000(R) Index. The Fund invests primarily in large-capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines have been overlooked by the marketplace so that they are undervalued or under-priced relative to the rest of the Fund's large-cap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

     In selecting stocks, the Manager uses several models that attempt to forecast the return of stocks relative to the Fund's large-cap universe (the "active return"). Each model uses as inputs a valuation factor, such as price to revenues, cash flow, earnings and book value, together with factors calculated from accounting and market data. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to competitors and to companies in other industries.

     The Fund's portfolio is constructed by incorporating estimates of transaction costs and a market risk model with the active return forecast. The market risk model is employed to target a tracking error relative to the Fund's large-cap universe and to limit the Fund's active exposure to market risk factors.

     Under normal conditions, the Manager keeps the Fund fully invested. However, the Fund may hold cash from time to time as a result of trading or cash flows or for temporary defensive purposes.

     The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

MAINSTAY GROWTH EQUITY FUND

     The MainStay Growth Equity Fund normally invests at least 80% of its assets in equity securities. The Fund invests generally in large capitalization stocks that NYLIM, the Fund's Manager, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the RUSSELL 1000(R) GROWTH INDEX) over the long term.

     The Manager uses a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company specific factors such as those listed below, not general economic conditions.

     In selecting stocks for the Fund, the Manager uses several models that attempt to select securities with improving earnings growth characteristics from among the largest publicly traded U.S. large- and mid-capitalization growth stocks within the Russell 1000(R) Growth Index. Each model uses as inputs the following market analysts, price momentum, free cash flow yield, and a valuation factor, such as price revenues. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to their competitors and to companies in other industries.

     The Manager also employs a sell discipline pursuant to which it will typically consider selling a position in a company:

     - If the company's short-term relative performance deteriorates significantly;

     - If the company falls below the median in the Manager's quantitative universe; or

     -    If the Manager engages in periodic rebalancing of the Fund.

     Typically, the Manager intends to invest substantially all of the Fund's investable assets in domestic securities, however, the Fund is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.). Since the Fund may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies.

MAINSTAY ASSET ALLOCATION FUNDS AND MAINSTAY RETIREMENT FUNDS

The "MainStay Asset Allocation Funds," consisting of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, along with the "Mainstay Retirement Funds," consisting of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (collectively referred to as the "MainStay Funds of Funds") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of the Company, the Trust, The MainStay Funds, ICAP Funds, Inc. and, with respect to the MainStay Retirement Funds, certain unaffiliated investment companies. The series in which the MainStay Funds of Funds invest may be referred to in this Statement of Additional Information as the "Underlying Funds." Most of the Underlying Funds currently are advised by NYLIM and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay Funds of Funds. With respect to certain Underlying Funds, the Manager has retained the services of one or more subadvisors (each a "Subadvisor") to manage the portfolios of those Underlying Funds. The Underlying Funds in which the MainStay Funds of Funds may invest, as set forth in the Funds' prospectus, are described below. The Manager may change the Underlying Funds from time to time without prior approval from shareholders. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. The MainStay Retirement Funds will normally invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds in order to gain exposure to asset classes not currently offered by the MainStay Group of Funds.

     By investing in the Underlying Funds, the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to the Multiple Funds," below, depending upon how their assets are allocated among the Underlying Funds. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and Statements of Additional Information. The Prospectuses and Statements of Additional Information for the affiliated Underlying Funds are available upon request, free of charge, by calling MainStay Investments toll-free at 1-800-624-6782.

     The MainStay Funds of Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, exchange traded funds, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(2) securities, and reverse repurchase agreements. These securities are described later in this section. Also, by investing in the Underlying Funds, each of the MainStay Funds of Funds will be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Funds. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.

     The MainStay Funds of Funds may choose to invest in certain series of the Company and Trust, as described herein, each of which is diversified.

     The MainStay Funds (the "MainStay Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The MainStay Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the MainStay Trust are currently offered in 19 separate portfolios, any of which the MainStay Funds of Funds may choose to invest in. Each of these Underlying Funds, other than Global High Income Fund, is a diversified fund as defined by the 1940 Act.

     ICAP Funds, Inc. ("ICAP Funds") is an open-end management investment company (or mutual fund), organized as a Maryland corporation and was incorporated on November 1, 1994. Shares of the ICAP Funds are currently offered in three separate portfolios, any of which the MainStay Funds of Funds may choose to invest in.

     The Company, the Trust, ICAP Funds, Inc. and the MainStay Trust may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds."

     The Underlying Funds may engage in investment practices, or invest in instruments to the extent permitted in the Prospectus and SAI through which they are offered. Unless otherwise stated in the applicable Prospectus, investment techniques are discretionary. That means the Manager or Subadvisor of an Underlying Fund may elect in its sole discretion to employ or not employ the various techniques. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

MAINSTAY 130/30 CORE FUND

     The Fund primarily invests in common stocks. The Fund will take long positions in common stocks (i.e. purchase outright) that the Manager believes offer the potential for attractive returns. For long positions, the Manager will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000(R) Index over the following six to twelve months. The Manager will sell short securities that it believes are likely to underperform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

     The Fund may also invest in real estate investment trusts.

MAINSTAY 130/30 GROWTH FUND

     The Fund invests primarily in large and mid capitalization stocks. The Fund will take long positions in common stocks (i.e. purchase outright) that the Manager believes offer the potential for attractive returns. For long positions, the Manager will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000(R) Growth Index over the long term. The Manager will sell short securities that it believes are likely to underperform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

     The Fund may invest in American Depositary Receipts (ADRs). ADRs are issued by U.S. depositary banks. Each ADR represents one or more shares of foreign stock or a fraction of a share. ADR holders have the right to obtain the foreign stock it represents. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares.

    The Fund may also invest in real estate investment trusts.

MAINSTAY 130/30 INTERNATIONAL FUND

     The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with attractive valuations and strong momentum characteristics. The Fund may invest in equity securities of companies that trade in emerging or developing markets, as determined by the Manager, with significant investments in at least three countries outside of the United States.

     For long positions, NYLIM will seek to identify companies that are considered to have a high probability of providing a total return greater than the Morgan Stanley Capital International Europe, Australasia and Far East Index. The Manager will sell short securities that it believes are likely to underperform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

     The Fund may invest in American Depositary Receipts.

MAINSTAY 130/30 HIGH YIELD FUND


     The Fund seeks to achieve its investment objective by, under normal circumstances, investing at least 80% of its assets in high-yield corporate debt securities (sometimes called "junk bonds"), including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's subadvisor, to be of comparable quality. The Fund will take long positions that MacKay Shields believes offer the potential for attractive returns. For long positions, MacKay Shields will seek to identify companies that are considered to have a high probability of outperforming the Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index") over the market cycle. The Fund will sell short securities that it believes will underperform the Index.


     The Fund will generally hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. However, the long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

     The Fund may use derivatives, such as swaps (including credit default swaps), to establish long and short bond positions without owning or taking physical custody of securities. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments during the period of the swap. The payments may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors.

ANTICIPATED USE OF INVESTMENTS

     The following chart indicates the types of investments that each Fund may typically utilize. The presence of an indication on the chart does not mean that a Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that a Fund is restricted from using the investment/technique. As noted above, by investing in the Underlying Funds, the MainStay Fund of Funds may be subject to some or all of the risks of the securities instruments or techniques utilized by the Underlying Funds.

                                                                                                   Intermediate
                           All Cap               Cash      Floating   Growth    Income   Indexed       Term        Large Cap
                            Growth   Balanced   Reserves     Rate     Equity   Manager    Bond         Bond       Opportunity
                             Fund      Fund      Fund        Fund      Fund      Fund      Fund        Fund           Fund
                           -------   --------   --------   --------   ------   -------   -------   ------------   -----------
Arbitrage
Bank Obligations                                    --        --                  --        --          --
Borrowing                                           --
Brady Bonds                                                                                             --
Commercial Paper              --         --         --        --        --                  --          --
Common Stock                  --         --                             --        --                                   --
Convertible Securities                                                            --
Credit Default Swaps
Debt Securities                          --         --        --                  --        --          --
Depositary Receipts           --         --         --                  --
Exchange Traded Funds
Floating and Variable                               --
   Rate Securities                                                                --        --          --
Floating Rate Loans
Foreign Currency
   Transactions                                               --                  --
Foreign Government and
   Supranational Entity
   Securities                                       --                                      --          --
Foreign Index-Linked
   Instruments
Foreign Securities                       --         --        --                  --        --          --
Futures Transactions                                                              --        --
High Yield Securities
   ("Junk Bonds")                                             --                  --
Illiquid Securities                                 --        --                                        --
Lending of Portfolio
   Securities                 --         --         --                  --
Loan Participation
   Interests                                        --        --                                        --
Mortgage Dollar Rolls                                                                       --          --
Mortgage-Related and
   Other Asset-Backed
   Securities                            --         --                            --        --          --
Municipals                                          --                                      --          --
Options on Foreign
   Currencies
Options on Securities
Preferred Stock               --                                        --        --
Real Estate Investment                                                            --        --          --             --
   Trusts ("REITS")
Repurchase Agreements                    --         --        --
Restricted Securities                               --        --                                        --             --
Reverse Repurchase
   Agreements                                       --        --
Securities Index Options

                                             Short
                           Mid Cap   S&P 500 Term   Small Cap  130/30 130/30    130/30       130/30      Asset
                         Opportunity  Index  Bond  Opportunity  Core  Growth International High Yield Allocation Retirement
                            Fund      Fund   Fund     Fund      Fund   Fund      Fund         Fund       Funds      Funds
                         ----------- ------- ----- ----------- ------ ------ ------------- ---------- ---------- ----------
Arbitrage                                                                                      --
Bank Obligations                        --     --                --                            --         --         --
Borrowing
Brady Bonds
Commercial Paper              --        --     --       --                                     --         --         --
Common Stock                  --        --              --       --     --         --
Convertible Securities        --                                                               --
Credit Default Swaps                                                                           --
Debt Securities                                --                                              --
Depositary Receipts                                              --     --         --
Exchange Traded Funds                                            --     --         --                     --         --
Floating and Variable
   Rate Securities                             --                                              --
Floating Rate Loans                                                                            --
Foreign Currency
   Transactions                                                                    --
Foreign Government and
   Supranational Entity
   Securities
Foreign Index-Linked
   Instruments                                                                     --
Foreign Securities            --               --       --       --     --         --          --
Futures Transactions          --        --              --
High Yield Securities                                                                          --
    ("Junk Bonds")
Illiquid Securities                                                                --          --
Lending of Portfolio
   Securities                 --               --       --       --     --                                --         --
Loan Participation
   Interests                                                                                   --
Mortgage Dollar Rolls                          --
Mortgage--Related and
   Other Asset-Backed
   Securities                                  --                                              --
Municipals
Options on Foreign
   Currencies                                                                      --          --
Options on Securities
Preferred Stock                                         --
Real Estate Investment        --                                 --     --         --
   Trusts ("REITS")
Repurchase Agreements                                   --                                                --         --
Restricted Securities                    --                                                    --         --         --
Reverse Repurchase
   Agreements                                                                                             --         --
Securities Index Options

                                                                                          Intermediate
                         All Cap              Cash    Floating  Growth   Income  Indexed      Term       Large Cap
                          Growth  Balanced  Reserves    Rate    Equity  Manager    Bond       Bond      Opportunity
                           Fund     Fund      Fund      Fund      Fund    Fund     Fund       Fund          Fund
                         -------  --------  --------  --------  ------  -------  -------  ------------  -----------
Securities of Other                             --                                                           --
   Investment Companies
Short Sales
Sources of Liquidity or
   Credit Support
Stripped Securities
Swap Agreements
Temporary Defensive                             --
   Positions; Cash
   Equivalents
U.S. Government
   Securities                        --         --                                  --         --
Warrants                   --
When-Issued Securities                          --       --
Zero Coupon Bonds                               --                                             --


                                            Short
                          Mid Cap   S&P 500  Term  Small Cap  130/30  13/30     130/30      130/30     Asset
                        Opportunity  Index   Bond Opportunity   Core Growth International High Yield Allocation Retirement
                           Fund      Fund    Fund     Fund     Fund   Fund       Fund        Fund       Funds      Funds
                        ----------- ------- ----- ----------- ------ ------ ------------- ---------- ---------- ----------
Securities of Other         --                          --      --      --      --                      --         --
   Investment Companies
Short Sales                                                     --      --      --           --
Sources of Liquidity or
   Credit Support
Stripped Securities
Swap Agreements                                                                 --           --
Temporary Defensive                                             --      --      --           --         --         --
   Positions; Cash
   Equivalents
   Unfunded Loan
      Commitments                                                                            --
U.S. Government
   Securities                         --      --                                             --
Warrants                                                        --      --      --
When-Issued Securities                        --
Zero Coupon Bonds                             --                                             --



SPECIAL CONSIDERATIONS FOR   MAINSTAY ALL CAP GROWTH FUND,
                             MAINSTAY S&P 500 INDEX FUND,
                             MAINSTAY MID CAP OPPORTUNITY FUND,
                             MAINSTAY SMALL CAP OPPORTUNITY FUND,
                             MAINSTAY INCOME MANAGER FUND,
                             MAINSTAY BALANCED FUND AND
                             MAINSTAY INDEXED BOND FUND


"Standard & Poor's", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", "S&P 500(R) Index", "S&P MidCap 400(R) Index" and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of NYLIM, the Funds' Manager. S&P does not sponsor, endorse, sell or promote any of the Funds or represent the advisability of investing in any of the Funds.

The MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund, MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, MainStay Income Manager Fund, MainStay Balanced Fund, MainStay Indexed Bond Fund and the other MainStay Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of NYLIM or the shareholders of the Funds into consideration in determining, composing or calculating the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds, or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, the shareholders of the Funds, or any other person or entity from the use of any S&P(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     The inclusion of a security in an index in no way implies an opinion by the index's sponsors, S&P or Salomon Smith Barney as to the attractiveness of that security as an investment.

     The Funds that are managed as index funds (MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund) are not sponsored by or affiliated with the sponsors of their respective indices. The MainStay S&P 500 Index Fund is managed to parallel the performance of the S&P 500(R) Index. The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). Because of market value weighting, as of December 31, 2004, the 10 largest companies in the S&P 500(R) Index accounted for approximately 21% of the market capitalization of the entire S&P 500(R) Index. As of that date, the six largest weightings in the S&P 500(R) Index as a percentage of market capitalization accounted for approximately 15% of the market capitalization of the entire S&P 500(R) Index.

     In managing the MainStay S&P 500 Index Fund, the Manager seeks to provide investment results which mirror the performance of the S&P 500(R) Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500(R) Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the MainStay S&P 500 Index Fund's performance and that of the S&P 500(R) Index in both rising and falling markets. The correlation between the performance of the MainStay S&P 500 Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the MainStay S&P 500 Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index. The MainStay S&P 500 Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500(R) Index, and the timing and amount of shareholder redemptions, if any.

     The MainStay Income Manager Fund is managed, with respect to discrete portions of its net assets, with a view to providing enhanced total return relative to the Russell 1000(R) Index and The Lehman Brothers(R) Aggregate Bond Index.

     The S&P MidCap 400(R) Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value.

     The S&P SmallCap 600(R) Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value.

     The Morgan Stanley REIT(R) Index is an unmanaged capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT(R) Index is calculated by Morgan Stanley and Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest.

     The Citigroup Board Investment Grade (BIG) Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

     - The stocks to be included in the index sample are selected according to the following procedures:

     - For each domestic stock the average market capitalization and the average trading volume are calculated for a six-month-period ending 15 days before the update of the BIG Index sample.

     - The same ratio is calculated for the entire market called "market alpha."

     - To reflect both market capitalization and turnover in a single summary measure called indicator of liquidity and capitalization (the "ILC"), the ILC is computed.

     - From an ordering of stocks according to their ILC, the top 30 stocks are selected for inclusion in the index. If a company has issued more than one class of stock, only the class with the highest ILC is allowed in the BIG Index.

     The composition of the BIG Index sample is regularly revised twice per year, usually in March and September. Extraordinary revisions are possible whenever they are considered necessary, in particular in the case of stock splits as well as new listings with a market capitalization exceeding 3% of the entire market capitalization including the new stock.

     Stocks may be withdrawn from the BIG Index sample between two consecutive revisions in the case of:

     -    a delisting of the stock,

     -    suspensions from trading for more than 10 trading sessions, and

     - other events, which make it reasonably certain that the stock has lost liquidity and/or market value.

     In these cases replacements are made drawing upon the stocks with the next highest ILC as calculated for the last regular revision, and the weights of the individual index stocks are adjusted accordingly.

FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

     The investment restrictions of each Fund of the Company set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or
(2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

     Each of the Company's Funds, with the exception of the MainStay 130/30 Funds and MainStay Retirement Funds, may not:

     (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S.

          government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

          For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P, the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system approved by the Board;

     (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

     (4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

     (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

     (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI,
          (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

     (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act;

     Each of the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund, MainStay 130/30 High Yield Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund:

     (1) Shall be a "diversified company," as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time;

     (2) May borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

     (3) May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

          For the purposes of this fundamental investment restriction, each Fund may use the industry classification is provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system;

     (4) May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

     (5) May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, form time to time;

     (6) May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

     (7) May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

     (8) May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

APPLICABLE TO THE TRUST

     The investment restrictions of each Fund of the Trust set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or
(2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #2 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

     Each of the Trust's Funds may not:

     (1) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

     (2) borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

     (3) act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration;

     (4) purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

     (5) invest more than 25% of the value of its total assets in any one industry.

          For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P, GICS or any other reasonable industry classification system approved by the Board;

     (6) purchase or otherwise acquire interests in real estate (including, in the case of the MainStay Mid Cap Opportunity Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the MainStay Balanced Fund may acquire mortgage-backed securities;

     (7)  purchase or acquire commodities or commodity contracts;

     (8) make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

     (9) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

     (10) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

     (11) purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

     (12) sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

     (13) participate on a joint, or a joint and several, basis in any securities trading account; or

     (14) invest in companies for the purpose of exercising control.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

     In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below that are observed in the conduct of the affairs of the Company's Funds. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

     Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

     Under these non-fundamental restrictions, each of the Company's Funds, except the MainStay Asset Allocation Funds and the MainStay Retirement Funds, may not:

          - acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on
               Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition, the following non-fundamental investment restrictions apply:

          - The MainStay All Cap Growth Fund and MainStay S&P 500 Index Fund may not invest in floating and variable rate debt instruments.

          - The MainStay S&P 500 Index Fund may invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500(R) Index.

          - The MainStay Cash Reserves Fund may not invest in foreign securities denominated in foreign currencies.

          - The MainStay Cash Reserves Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

          - The MainStay Large Cap Opportunity Fund may not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

          - The MainStay Large Cap Opportunity Fund may not purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges.

          - The MainStay Intermediate Term Bond Fund may invest up to 10% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.

          - The MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Income Manager Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more that 10% of the Fund's total assets.

          - Each of the Funds, except MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund, limits its investment in collateralized mortgage obligation residuals to less than 5% of its net assets.

     For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.

APPLICABLE TO THE TRUST

     In addition to the Trust's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below that are observed in the conduct of the affairs of the Trust's Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

     Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

     Under these non-fundamental restrictions, each of the Trust's Funds may not:

     (1) acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

     (2) invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) of $1 billion or less, or the equivalent in other currencies. These limitations do no prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements discussed above under "Bank Obligations";

     (3) purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges;

     (4) invest in collateralized mortgage obligation residuals in excess of 5% of their net assets.

     The following non-fundamental investment restrictions also apply:

          - The MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund may not invest in mortgage pass-through securities.

          - The MainStay Balanced Fund may invest only up to 20% of its total assets in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

     Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Company and the Trust have each adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Company and Trust have each adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below.

            NAME OF FUND                   NON-FUNDAMENTAL INVESTMENT POLICY
------------------------------------   -----------------------------------------
MainStay Floating Rate Fund            To invest, under normal circumstances, at
                                       least 80% of its assets in floating rate
                                       loans

MainStay Growth Equity Fund            To invest, under normal circumstances, at
                                       least 80% of its assets equity securities

MainStay Intermediate Term Bond Fund   To invest, under normal circumstances, at
                                       least 80% of its assets in debt
                                       securities

MainStay Indexed Bond Fund             To invest, under normal circumstances, at
                                       least 80% of its total assets in debt
                                       securities connoted by the designated
                                       index (currently the BIG Index)

MainStay Large Cap Opportunity Fund    To invest, under normal circumstances, at
                                       least 80% of its assets in securities of
                                       large capitalization U.S. companies

MainStay Mid Cap Opportunity Fund      To invest, under normal circumstances, at
                                       least 80% of its assets in securities of
                                       mid-capitalization companies, as defined
                                       in the current prospectus for the Fund

MainStay S&P 500 Index Fund            To invest, under normal circumstances, at
                                       least 80% of its total assets in stocks
                                       connoted by the S&P 500(R) Index

MainStay Short Term Bond Fund          To invest, under normal circumstances, at
                                       least 80% of its assets in debt
                                       securities

MainStay Small Cap Opportunity Fund    To invest, under normal circumstances, at
                                       least 80% of its assets in securities of
                                       small-capitalization companies, as
                                       defined in the current prospectus of the
                                       Fund

MainStay 130/30 High Yield Fund        To invest, under normal circumstances, at
                                       least 80% of its assets in high-yield
                                       corporate debt securities (sometimes
                                       called "junk bonds"), including all types
                                       of high-yield domestic and foreign
                                       corporate debt securities that are rated
                                       below investment grade by Moody's or S&P
                                       or that are unrated but that are
                                       considered by MacKay Shields, the Fund's
                                       Subadvisor, to be of comparable quality.




UNLESS OTHERWISE INDICATED ABOVE, EACH FUND, EXCLUDING THE MAINSTAY FUNDS OF FUNDS, MAY INVEST DIRECTLY OR INDIRECTLY IN THE FOLLOWING SECURITIES AND ENGAGE IN THESE PARTICULAR INVESTMENT PRACTICES OR TECHNIQUES. WHEN APPLICABLE, APPROPRIATE INVESTMENTS FOR MAINSTAY THE FUNDS OF FUNDS ARE NOTED:


      INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

     The Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

     The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

     The MainStay Funds of Funds invest substantially all of their assets in the Underlying Funds. The MainStay Retirement Funds may also invest in unaffiliated Underlying Funds in order to gain exposure to asset classes not currently offered in the MainStay Group of Funds. By investing in the Underlying Funds, each of the MainStay Funds of Funds may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Funds. The Underlying Funds may engage in the following investment practices, or invest in the following instruments to the extent permitted in the applicable Prospectus and SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the portfolio manager of an Underlying Fund may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times. The MainStay Fund of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below. A complete description of certain of the affiliated Underlying Funds not discussed herein and their attendant risks is contained in the current Prospectuses and SAIs, which are included in the registration statements (File Nos. 033-02610 and 811-04550 for The MainStay Funds; File Nos. 033-08865; and File Nos. 033-86006 and 811-08850 for ICAP Funds, Inc.) on file with the Securities and Exchange Commission and are incorporated into this document by reference. The Prospectuses and Statements of Additional Information of the affiliated Underlying Funds not discussed herein may be obtained free of charge by calling MainStay Investments toll-free at 1-800-624-6782.

ARBITRAGE

     A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

     A Fund, including the MainStay Funds of Funds, may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. Funds may invest in CDs, time deposits, and other short-term obligations issued by S&Ls.

     CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

     As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

     Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

     Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily mark-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions". The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

BRADY BONDS

     A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

     Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

     A Fund, including the MainStay Fund of Funds, may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, certain Funds may invest up to 5% of their total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

     Commercial paper represents short-term (nine months or less) unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

CONVERTIBLE SECURITIES

     A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

     Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

     As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

     Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

     The Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

     A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

     Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

     Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

     Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

     The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

     A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities, they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

     ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES

     COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     PREFERRED STOCK. Preferred stock represents an equity ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

     To the extent a Fund, including a MainStay Funds of Funds, may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

     Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

     SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

     A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

     Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but is not limited to, the Fund's commitments to purchase securities on a firm commitment basis. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

     A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisor understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

     A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

     Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

     The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

     The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. The MainStay Cash Reserves Fund may invest in a floating rate debt instrument if there is a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the MainStay Cash Reserves Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

     Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FLOATING RATE LOANS

     Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

     A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

     A Fund may invest in a Floating Rate Loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

     A Fund may make a direct investment in a floating rate loans pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a Floating Rate Loan's "par" value, which is its face value. From time to time, Lenders in the primary market will receive an up-front fee for committing to purchase a Floating Rate Loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment. If a Fund purchases an existing assignment of a Floating Rate Loan, or purchases a participation interest in a Floating Rate Loan, it is said to be purchasing in the "secondary" market. Purchases of Floating Rate Loans in the secondary market may take place at, above, or below the par value of a Floating Rate Loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in Floating Rate Loans only through participation interests or assignments at certain times when reduced primary investment opportunities in Floating Rate Loans may exist.

     If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in Floating Rate Loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

     Typically, Floating Rate Loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a Floating Rate Loan must comply with various restrictive covenants contained in any Floating Rate Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Floating Rate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Floating Rate Loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Floating Rate Loan.

     The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

     Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in Floating Rate Loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

     A Fund may seek to increase its return by trading in foreign currencies. To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

     Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's foreign currency transactions. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage for these transactions.


     Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

     Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies and the relationship can be very unstable at times.. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

     A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

     At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

     In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's forward contracts. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.

     The Manager and Subadvisor believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

     While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

     A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

     The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

     Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

     A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.


     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.


FOREIGN INDEX-LINKED INSTRUMENTS

     A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

     A Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

     Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar-denominated securities traded in U.S. securities markets.

     Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in

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the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

     A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management, income enhancement and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

     A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

     Each of the Company and the Trust has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Company, Trust, nor any of the Funds, is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

     Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

     Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

     A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

     SECURITIES ON INDEX FUTURES. Stock index and bond index futures may be used for hedging, risk management, portfolio management and other investment or investment-related purposes. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

     CURRENCY FUTURES. A Fund may seek to hedge its foreign currency exchange rate risk by engaging in currency futures, options and "cross-hedge" currency transactions. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     In cross-hedge transactions, a Fund holding securities denominated in one foreign currency will enter into a contract to buy or sell a different foreign currency (one that the Manager or Subadvisor reasonably believes generally tracks the currency being hedged with regard to price movements). The Manager or Subadvisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

     Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     OPTIONS ON FUTURES. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

     RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID SECURITIES

     A Fund may invest in illiquid securities, if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (10% of the MainStay Cash Reserves Fund) to be invested in all such illiquid or not readily marketable assets.

     Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.

     Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

     Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet their financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

     Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INVESTMENT COMPANIES

     A Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions do not apply to the MainStay Asset Allocation Funds and MainStay Retirement Funds and may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund (except the MainStay Asset Allocation Funds and MainStay Retirement Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

     A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust and the Company, on behalf of certain of the Funds, have entered into an agency agreement with State Street Bank & Trust Company, which act as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

     As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

     Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

     A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

     A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

     In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company and the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

     A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

     When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

     Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

MORTGAGE DOLLAR ROLLS

     A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

     Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment.

     The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

     Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the Government National Mortgage Association ("GNMA"), FHLMC, and Federal National Mortgage Association ("FNMA"), or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

     MORTGAGE PASS-THROUGH SECURITIES. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

     CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

     An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

     The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the

U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     The Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Certain of the Funds limit their investment in CMO residuals to less than 5% of their net assets.

     Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

     CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

     STRIPPED MORTGAGE BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     RISKS ASSOCIATED WITH MORTGAGE BACKED SECURITIES. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

     Investment in mortgage-backed securities poses several risks, including prepayment, extension, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of pre-payment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

     OTHER ASSET BACKED SECURITIES. The Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

     An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     If consistent with a Fund's investment objective and policies, and in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

     MUNICIPAL SECURITIES. A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

     Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax Municipal bonds.

     Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

     Some Municipal bonds may be issued as variable or floating rate securities and may incorporate market-depended liquidity features. Some longer-term Municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal bonds.

     Some Municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

     Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

     Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

     Prices and yields on Municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

     Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

     - Revenue Anticipation Notes, which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

     - Bond Anticipation Notes, which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

     - Construction Loan Notes, which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

     - Project Notes, which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

     - Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

     An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

     Municipal securities are subject to credit risk. Information about the financial condition of an issuer of Municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's Municipal securities in the same manner.

     Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

     Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board.

     There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

     The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees/Directors. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS ON FOREIGN CURRENCIES

     To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

     A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

     A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held
(1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

     Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

     A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

     A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

     The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

     WRITING CALL OPTIONS. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

     A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

     A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

     A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

     WRITING PUT OPTIONS. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

     The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

     PURCHASING OPTIONS. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

     In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     MARRIED PUTS. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

     Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

     A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDICES

     A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

     A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

     The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

     REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average.

     Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

     In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

     A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

     A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.


     The Trustees/Directors have delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Funds' use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisor seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, the sufficiency of the collateral.

     For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

     Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees/Directors). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

     The Trustees/Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees/Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Trustees/Directors.

     The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid. These factors may include:

     (i) The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

     (ii) The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

     (iii) Dealer undertaking to make a market in the 144A security; and

     (iv) The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

     To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor may consider the following:

     (a) The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

     (b)  The 4(2) commercial paper is rated:

          (i) In one of the two highest rating categories by at least two NRSROs; or

          (ii) If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

          (iii) If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

     (c) There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

     A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

     Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

     The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

     If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

     Securities rated lower than Baa by Moody's or lower than BBB by S&P, or unrated securities determined to be of comparable quality (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

     Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

     The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

     Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

     If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

     Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

     In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

SHORT SALES

     Certain Funds may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

     Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

     There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

     In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT


     Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.


STRIPPED SECURITIES

     Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

     Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

     A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

     A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

     Additionally, certain Funds may enter into equity swap transactions or credit default swap transactions consistent with their investment objective and policies. These Funds may use equity swaps to establish long and short equity positions without owning or taking physical custody of securities, and may use them as a substitute for the purchase or sale of portfolio securities in the cash market.

     Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. The Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

     Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 15% of the Fund's total assets.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and NYLIM believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

     Equity swaps are derivatives and their value can be very volatile. To the extent that NYLIM does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

     Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

     CREDIT DEFAULT SWAPS. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value")) of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

     In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

     In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.

     In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

UNFUNDED LOAN COMMITMENTS

     The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

     Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

     Unfunded loan commitments expose lenders to credit risk -- the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

     Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitment and will designate which assets are being so maintained on its books and records. The Funds will make appropriate changes to the liquid assets designated on a daily basis to reflect changes in the value of the liquid assets designated or the amount of the unfunded commitment.

     The Fund records an investment when the borrower draws down the money and records interest as earned.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

     While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

     U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

WARRANTS

     To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

     Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

     The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but is not limited to, the Fund's commitments to purchase securities on a when-issued commitment. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

     The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

                         TRUSTEES/DIRECTORS AND OFFICERS

     The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one year periods with the approval of the Board's Nominating and Governance Committee, except that no Board Member shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

                                  BOARD MEMBERS


                              TERM OF OFFICE,
                             POSITION(S) WITH                                       NUMBER OF FUNDS
                               THE FUNDS AND                PRINCIPAL                   IN FUND
      NAME AND                   LENGTH OF                 OCCUPATION(S)           COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
    DATE OF BIRTH                 SERVICE              DURING PAST 5 YEARS          BY BOARD MEMBER      HELD BY BOARD MEMBER
------------------------   --------------------   ------------------------------   ----------------   --------------------------
BRIAN A. MURDOCK*          Indefinite; Director   Member of the Board of                  74          Director, MainStay VP
3/14/56                    and Trustee since      Managers and President (since                       Series Fund, Inc., since
                           June 2007 and Chief    2004) and Chief Executive                           2006 (24 portfolios);
                           Executive Officer      Officer (since 2006), NYLIM                         Director, ICAP Funds, Inc.
                           since 2006             and New York Life Investment                        since 2006 (3 funds);
                                                  Management Holdings LLC;                            Trustee, The MainStay
                                                  Senior Vice President, New                          Funds since 2006 (21
                                                  York Life Insurance Company                         funds).
                                                  (since 2004); Chairman of the
                                                  Board and President, NYLIFE
                                                  Distributors LLC (since 2004);
                                                  Member of the Board of Managers,
                                                  Madison Capital Funding LLC and
                                                  NYLCAP Manager LLC (since 2004),
                                                  MacKay Shields LLC and
                                                  Institutional Capital LLC (since
                                                  2006); and McMorgan & Company
                                                  LLC (since 2007); Chairman
                                                  (2006-2007), Trustee and Chief
                                                  Executive Officer (since 2006),
                                                  The MainStay Funds; Chairman
                                                  (2006 to 2007) and Director and
                                                  Chief Executive Officer (since
                                                  2006), MainStay VP Series
                                                  Fund, Inc.; Director and
                                                  Chief Executive Officer, ICAP
                                                  Funds, Inc. (since 2006);
                                                  Chief Investment Officer,
                                                  MLIM Europe and Asia (2001 to
                                                  2003); President of Merrill
                                                  Japan and Chairman of MLIM's
                                                  Pacific Region (1999 to 2001).

PETER MEENAN               Indefinite; Director   Independent Consultant;                 74          Director, ICAP Funds,
12/5/41                    and Trustee since      President and Chief Executive                       Inc., since June 2007 (3
                           2002                   Officer, Babson - United,                           funds); Trustee, The
                                                  Inc. (financial services                            MainStay Funds, since June
                                                  firm) (2000 to 2004);                               2007 (21 funds); Director,
                                                  Independent Consultant (1999                        MainStay VP Series Fund,
                                                  to 2000); Head of Global                            Inc., since June 2007 (24
                                                  Funds, Citicorp (1995 to                            portfolios).
                                                  1999).

ALAN R. LATSHAW            Indefinite;            Retired; Partner, Ernst &               74          Director, ICAP Funds,
3/27/51                    Director, Trustee      Young LLP (2002 to 2003);                           Inc., since June 2007 (3
                           and Audit Committee    Partner, Arthur Andersen LLP                        funds); Trustee, The
                           Financial Expert       (1976 to 2002); Consultant to                       MainStay Funds, since 2006
                           since June 2007        the MainStay Funds Audit and                        (21 funds); Director,
                                                  Compliance Committee (2004 to                       MainStay VP Series Fund,
                                                  2006).                                              Inc., since June 2007 (24
                                                                                                      portfolios); Trustee,
                                                                                                      State Farm Associates Funds
                                                                                                      Trusts, since 2005 (3

                                                                                                      portfolios); Trustee,
                                                                                                      State Farm Mutual Fund
                                                                                                      Trust since 2005, (15
                                                                                                      portfolios); Trustee,
                                                                                                      State Farm Variable Product
                                                                                                      Trust since 2005 (9
                                                                                                      portfolios).

RICHARD H. NOLAN,          Indefinite; Director   Managing Director, ICC                  74          Director, ICAP Funds,
JR. 11/16/46               and Trustee since      Capital Management; President                       Inc., since June 2007 (3
                           June 2007              - Shields/Alliance, Alliance                        funds); Trustee, The
                                                  Capital Management (1994 to                         MainStay Funds, since June
                                                  2004)                                               2007 (21 funds); Director,
                                                                                                      MainStay VP Series Fund,
                                                                                                      Inc., since 2006 (24
                                                                                                      portfolios).

SUSAN B. KERLEY            Indefinite; Chairman   Partner, Strategic Management           74          Chairman and Director,
8/12/51                    since 2005, Director   Advisors LLC (since 1990).                          ICAP Funds, Inc., since
                           since 1990 and                                                             2006 (3 funds); Chairman
                           Trustee since 2000                                                         and Trustee, The MainStay
                                                                                                      Funds, since June 2007 (21
                                                                                                      funds); Chairman and
                                                                                                      Director, MainStay VP
                                                                                                      Series Fund, Inc., since
                                                                                                      June 2007 (24 portfolios);
                                                                                                      Trustee, Legg Mason
                                                                                                      Partners Funds, Inc.,
                                                                                                      since 1991 (30 portfolios).

RICHARD S.                 Indefinite; Director   Chairman (since 1990) and               74          Director, ICAP Funds,
TRUTANIC                   and Trustee since      Chief Executive Office (1990                        Inc., since June 2007 (3
2/13/52                    June 2007              to 1999), Somerset Group                            funds); Trustee, The
                                                  (financial advisory firm);                          MainStay Funds, since 1994
                                                  Managing Director and                               (21 funds); Director,
                                                  Advisor, The Carlyle Group                          MainStay VP Series Fund,
                                                  (private investment firm)                           Inc., since June 2007 (24
                                                  (2002 to 2004); Senior                              portfolios).
                                                  Managing Director and
                                                  Partner, Groupe Arnault S.A.
                                                  (private investment firm)
                                                  (1999 to 2002).

ROMAN L. WEIL              Indefinite;            V. Duane Rath Professor of              74          Director, ICAP Funds,
5/22/40                    Director, Trustee,     Accounting, Graduate School                         Inc., since June 2007 (3
                           and Audit Committee    of Business, University of                          funds); Trustee, The
                           Financial expert       Chicago; President, Roman L.                        MainStay Funds since June
                           since June 2007        Weil Associates, Inc.                               2007 (21 funds); Director,
                                                  (consulting firm).                                  MainStay VP SeriesFund,
                                                                                                      Inc., since 1994 (24
                                                                                                      portfolios).

JOHN A. WEISSER            Indefinite; Director   Retired. Managing Director of           74          Director, ICAP Funds,
10/22/41                   and Trustee since      Salomon Brothers, Inc.                              Inc., since June 2007 (3
                           June 2007              (1971 to 1995).                                     funds); Trustee, The
                                                                                                      MainStay Funds, since June
                                                                                                      2007 (21 funds); Director,
                                                                                                      MainStay VP Series Fund,
                                                                                                      Inc., since

                                                                                                      1997 (24 portfolios); Trustee,
                                                                                                      Direxion Funds, (57 funds) and
                                                                                                      Direxion Insurance Trust (45
                                                                                                      funds) since March 2007.


* Mr. Murdock is considered to be an "interested person" of the Company and Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past 5 Years."

                                    OFFICERS*

                                  TERM OF OFFICE,
                               POSITION(S) HELD WITH                               PRINCIPAL
         NAME AND               FUNDS AND LENGTH OF                              OCCUPATION(S)
      DATE OF BIRTH                   SERVICE                                 DURING PAST 5 YEARS
------------------------   ----------------------------   ------------------------------------------------------------
ROBERT A. ANSELMI          Indefinite; Chief Legal        Senior Managing Director, General Counsel and Secretary, New
10/19/46                   Officer since 2004             York Life Investment Management LLC, (since 2000) (including predecessor advisory organizations); Secretary (since 2001)
                                                          and General Counsel (since 2005), New York Life Investment
                                                          Management Holdings LLC; Senior Vice President, New York
                                                          Life Insurance Company (since 2000); Vice President and
                                                          Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                                          NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                                          Capital Funding LLC and Institutional Capital LLC (since
                                                          2006); Chief Legal Officer, The MainStay Funds and MainStay
                                                          VP Series Fund, Inc. (since 2004), McMorgan Funds (since
                                                          2005) and ICAP Funds, Inc. (since 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                          General Counsel and Managing Director, JP Morgan Investment
                                                          Management Inc. (1986 to 1998).

JACK BENINTENDE            Indefinite; Treasurer and      Managing Director, New York Life Investment Management LLC
5/12/64                    Principal Financial and        (since June 2007); Treasurer and Principal Financial and
                           Accounting Officer since       Accounting Officer, The MainStay Funds, MainStay VP Series
                           June 2007                      Fund, Inc., ICAP Funds, Inc. (since June 2007); Vice
                                                          President, Prudential Investments (2000 to 2007); Assistant
                                                          Treasurer, JennisonDryden Family of Funds, Target Portfolio
                                                          Trust, The Prudential Series Fund and American Skandia Trust
                                                          (2006 to 2007); Treasurer and Principal Financial Officer,
                                                          The Greater China Fund (2007).

STEPHEN P. FISHER          Indefinite; President          Senior Managing Director and Chief Marketing Officer, New
2/22/59                    since March 2007               York Life Investment Management LLC (since 2005); Managing
                                                          Director - Retail Marketing, New York Life Investment
                                                          Management LLC (2003 to 2005); President, The MainStay
                                                          Funds, MainStay VP Series Fund, Inc., ICAP Funds, Inc.
                                                          (since March 2007); Managing Director, UBS Global Asset
                                                          Management (1999 to 2003).

SCOTT T. HARRINGTON        Indefinite; Vice President     Director, New York Life Investment Management LLC (since
2/8/59                     -- Administration since 2005   2000) (including predecessor advisory organizations);
                                                          Executive Vice President, New York Life Trust Company and
                                                          New York Life Trust Company, FSB (since 2006); Vice
                                                          President--Administration, MainStay VP Series Fund, Inc.,
                                                          and The MainStay Funds (since 2005) and ICAP Funds, Inc.
                                                          (since 2006).

ALISON H. MICUCCI          Indefinite; Senior Vice        Senior Managing Director and Chief Compliance Officer (since
12/16/65                   President and Chief            2006) and Managing Director and Chief Compliance Officer
                           Compliance Officer since       (2003 to 2006), New York Life Investment Management LLC and
                           2006                           New York Life Investment Management Holdings LLC; Senior
                                                          Managing Director, Compliance (since 2006) and Managing
                                                          Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                          LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                          Vice President and Chief Compliance Officer, The MainStay
                                                          Funds and MainStay VP Series Fund, Inc. (since 2006), and
                                                          ICAP Funds, Inc. (since 2006);
                                                          Vice President--Compliance, The MainStay Funds and MainStay
                                                          VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                                          Officer, New York Life Investment Management LLC (2002 to
                                                          2003); Vice President and Compliance Officer, Goldman Sachs
                                                          Asset Management (1999 to 2002).

MARGUERITE E.H. MORRISON   Indefinite; Secretary          Managing Director and Associate General Counsel, New York
3/26/56                    since 2004                     Life Investment Management LLC (since 2004); Managing
                                                          Director and Secretary, NYLIFE Distributors LLC (since
                                                          2004); Secretary, The MainStay Funds and MainStay VP Series
                                                          Fund, Inc. (since 2004) and ICAP Funds, Inc. (since 2006);
                                                          Chief Legal Officer -- Mutual Funds and Vice President and
                                                          Corporate Counsel, The Prudential Insurance Company of
                                                          America (2000 to 2004).

* The officers listed are considered to be "interested persons" of the Company and Trust within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

     The Board oversees the Funds and the Manager. Effective June 7, 2007, the committees of the Board include the Audit Committee, the Contracts Committee, the Nominating and Governance Committee, the Valuation Committee and the Investment Committee. The Board has also established a Valuation Subcommittee, which includes members who are not Board Members.

     Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan
R. Latshaw (Chairman), Susan B. Kerley, and Roman L. Weil. There were five Audit Committee meetings held during the fiscal year ended October 31, 2006.

     Contracts Committee. The purpose of the Contracts Committee, which meets on an as needed basis, is to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. There were no Contracts Committee meetings held during the fiscal year ended October 31, 2006.

     Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and
(c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan
B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. There were no Nominating and Governance Committee meetings held during the fiscal year ended

October 31, 2006, although there was one meeting during that period of the Nominating Committee, the predecessor committee to the Nominating and Governance Committee.


     The Nominating Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.



     Shareholders or shareholder groups submitting candidates to the Nominating Committee must show that the candidate satisfies the Nominating Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote;
(iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating Committee and the Funds' Board. It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.


     Investment Committee. The purposes of the Investment Committee, which meets on an as needed basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. There were no Investment Committee meetings held during the fiscal year ended October 31, 2006.

     The Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jae Yoon (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard
S. Trutanic, Roman L. Weil, John A. Weisser, Jr., Jack Benintende, Marguerite E.
H. Morrison, and Alison Miccuci. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during the fiscal year ended October 31, 2006.

     The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Alison Miccuci, Marguerite E. H. Morrison, Jae Yoon, Christopher Feind, Jack Benintende, Gary Wendlandt and William Cheng. There were no Subcommittee meetings held during the fiscal year ended October 31, 2006.

As of December 31, 2006, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company and the Trust was as follows:

INTERESTED BOARD MEMBER OF THE COMPANY AND THE TRUST

                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                   DOLLAR RANGE OF EQUITY SECURITIES IN THE   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
BOARD MEMBER                   COMPANY AND TRUST              BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
------------       ----------------------------------------   ----------------------------------------------
Brian A. Murdock                     None                                      Over $100,000

NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                        DOLLAR RANGE OF EQUITY SECURITIES IN THE   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
BOARD MEMBER                         COMPANY AND TRUST              BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
------------            ----------------------------------------   -----------------------------------------------
Lawrence Glacken           All Cap Growth Fund - Over $100,000                       Over $100,000
Peter Meenan             All Cap Growth Fund - $10,001 - $50,000                  $50,001 - $100,000
Robert P. Mulhearn                         $0                                             $0
Susan B. Kerley            Cash Reserves Fund - Over $100,000                        Over $100,000
                         Floating Rate Fund - $10,001 - $50,000
                          Moderate Allocation Fund - $50,001 -
                                        $100,000
Alan R. Latshaw                           None                                     $10,001 - $50,000
Richard H. Nolan, Jr.                     None                                           None
Richard S. Trutanic                       None                                       $1 - $10,000
Roman L. Weil                             None                                       $1 - $10,000
John A. Weisser                           None                                       Over $100,000

     As of December 31, 2006, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the Company or the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company or the Trust as follows:

                          NON-INTERESTED BOARD MEMBERS

                        NAME OF OWNERS AND                                      PERCENT
                           RELATIONSHIP                TITLE OF     VALUE OF      OF
NAME OF BOARD MEMBER      TO BOARD MEMBER    COMPANY     CLASS     SECURITIES    CLASS
---------------------   ------------------   -------   ---------   ----------   -------
Lawrence Glacken                N/A             --         --         None         --
Peter Meenan                    N/A             --         --         None         --
Robert P. Mulhearn              N/A             --         --         None         --
Susan B. Kerley                 N/A             --         --         None         --
Alan R. Latshaw                 N/A             --         --         None         --
Richard H. Nolan, Jr.           N/A             --         --         None         --
Richard S. Trutanic             N/A             --         --         None         --
Roman L. Weil                   N/A             --         --         None         --
John A. Weisser                 N/A             --         --         None         --

COMPENSATION

     The following Compensation Table reflects the compensation received by certain Board Members and/or officers, for the fiscal period ended October 31, 2006, from the Company. Effective June 7, 2007, the Independent Board Members receive from the Fund Complex (defined below) an annual retainer of $100,000, a fee of $15,000 for each Board meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees receive an annual fee of $15,000. To compensate the Independent Board Members for additional service to the Funds and other funds in the Fund Complex overseen by each Board Members in connection with the consolidation of the membership of the Boards of Trustees/Directors of the Company, Trust, The MainStay Funds, MainStay VP Series Funds, Inc., and ICAP Funds, Inc. (collectively, the "Fund Complex"), the Board Members will receive a fee of $30,000 to be paid prior to the fiscal period ending October 31, 2007. The Company and Trust will pay their pro rata share of the above-referenced fees based on the net assets of the Company, Trust and other funds in the Fund Complex for which the Board Members serve as Directors or Trustees as of the end of the fiscal year. Prior to June 7, 2007, the Board Members were compensated under a different compensation structure. Board Members who are affiliated with NYLIM do not receive compensation from the Funds.

 COMPENSATION TABLE FOR THE NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE
                                      TRUST


                                                                                                  TOTAL
                                                                 PENSION OR                    COMPENSATION
                                                                 RETIREMENT                        FROM
                                                                  BENEFITS       ESTIMATED      COMPANY AND
                               AGGREGATE         AGGREGATE       ACCRUED AS       ANNUAL       FUND COMPLEX
                             COMPENSATION      COMPENSATION        PART OF     BENEFITS UPON      PAID TO
      BOARD MEMBER         FROM THE COMPANY   FROM THE TRUST   FUND EXPENSES    RETIREMENT     BOARD MEMBER
------------------------   ----------------   --------------   -------------   -------------- -------------
Lawrence Glacken(1)             $47,578           $23,109           None            None         $ 70,688
Susan B. Kerley                 $58,496           $28,489           None            None         $101,000
Alan R. Latshaw(2)                 None              None           None            None         $ 78,500
Peter Meenan                    $56,210           $27,325           None            None         $ 97,250
Robert P. Mulhearn(1)           $47,578           $23,109           None            None         $ 70,688
Richard H. Nolan, Jr.(3)           None              None           None            None         $ 75,500
Richard S. Trutanic(2)             None              None           None            None         $ 87,500
Roman L. Weil(3)                   None              None           None            None         $ 91,500
John A. Weisser(3)                 None              None           None            None         $ 91,500


1    Messrs. Glacken and Mulhearn resigned from the Board effective June 7,
     2007.

2 Messrs. Latshaw and Trutanic were appointed as Board Members effective June 7, 2007 and were not compensated by the Company or Trust during the fiscal year ended October 31, 2006. Prior to June 7, 2007, they served as Trustees to The MainStay Funds, which is part of the Fund Complex.

3 Messrs. Nolan, Weil and Weisser were appointed as Board Members effective June 7, 2007 and were not compensated by the Company or Trust during the calendar year ended October 31, 2006. Prior to June 7, 2007, they served as Directors to MainStay VP Series Fund, Inc., which is part of the Fund Complex.

     The Funds have agreed to reimburse NYLIM for a portion of the compensation of the Funds' Chief Compliance Officer.

     As of January 31, 2007, the Board Members and officers of the Company and Trust as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company and Trust.

CODE OF ETHICS

     The Company, Trust, Manager, Subadvisor, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                 THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to Amended and Restated Management Agreements entered into by the Company as of September 28, 2005, and a Management Agreement entered into by the Company as of June 18, 2007 (and Notice of Fee Waiver with respect to the MainStay Retirement Fund, as of June 18, 2007), and by the Trust as of December 12, 2000 (and Notice of Fee Waiver with respect to the MainStay Balanced Fund as of May 15, 2005), as amended, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly owned subsidiary of New York Life.

     The Board Members, including the Independent Board Members, initially approved a Management Agreement for all series of the Company (except the MainStay Floating Rate Fund, MainStay Large Cap Opportunity Fund and MainStay Growth Equity Fund) and each series of the Trust at in-person meetings held on September 9, 1997 and October 20, 2000, respectively. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Floating Rate Fund at an in-person meeting held on March 31, 2004. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Large Cap Opportunity Fund in a meeting held on June 29, 2005. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Growth Equity Fund in a meeting held on September 28, 2005. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Retirement Funds and the MainStay 130/30 Core Fund, the MainStay 130/30 Growth Fund, and the MainStay 130/30 International Fund at a meeting held June 7, 2007. The Board of Directors initially approved the Management Agreement for the MainStay 130/30 High Yield Fund at a meeting held on December 6-7, 2007. The Management Agreements, as amended, remain in effect for two years following their initial effective date, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of the Company and the Trust (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Trust or the Manager.


     On October 19, 2000, the Directors of the Company (i) approved a Substitution Agreement, which substituted NYLIM for MainStay Management LLC as Manager to the Company's Funds, and (ii) terminated NYLIM and Monitor Capital Advisors LLC ("Monitor") as Subadvisors to certain Funds of the Company, effective on January 2, 2001.

     From the inception of the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund until December 12, 2000, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for such Funds. On December 12, 2000, Towneley sold certain segments of its portfolio management businesses including the business, operations and activities of Towneley relating to the provision of investment advisory services to certain institutional and private accounts and to these Funds, to New York Life Investment Management Holdings LLC (the "Transaction"). As a result of the Transaction, NYLIM replaced Towneley as the investment adviser to the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund beginning December 12, 2000. The Transaction did not result in any increase in advisory fees for any of these Funds.

     The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Company and/or the Trust to serve in the capacities in which they have been elected or appointed.

     Each Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.


     Except for the expenses to be paid by the Manager as described in the Prospectus, the Company or Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Directors/Trustees who are not affiliated with the Manager or Subadvisor; (3) certain fees and expenses of the Company's/Trust's custodian and transfer agent; (4) the charges and expenses of the Company/Trust's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Company/Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Company/Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Company/Trust and of its shares with the SEC and registering the Company/Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Company/Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors'/Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and
(13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.


     Effective March 1, 2007 with respect to certain Funds, the Manager has entered into a written expense limitation agreement under which it agreed through May 1, 2008 (and indefinitely for the MainStay Asset Allocation Funds, MainStay 130/30 Funds, and MainStay Retirement Funds, subject to termination by the Funds' Board) to waive a portion of each Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary operating expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) on an annualized basis exceed a certain percentage on a per class basis, as specified in the Funds' prospectus, from time to time. There is no guarantee that these expense limitations will continue after May 1, 2008 (except as noted above for the MainStay Asset Allocation Funds, MainStay 130/30 Funds, and MainStay Retirement Funds). The Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

     For its services, each Fund pays the Manager a monthly fee, which is based on each Fund's average net assets. (See the Prospectus under the heading "Know With Whom You're Investing".)

     For the fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004, the amount of the management fee paid by the Funds* to NYLIM was as follows:

                                          FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                           OCTOBER 31, 2006    OCTOBER 31, 2005    OCTOBER 31, 2004
                                          -----------------   -----------------   -----------------
MainStay All Cap Growth Fund                 $ 2,866,523         $2,471,271          $2,753,532
MainStay All Cap Value Fund                    1,224,227          1,201,853           1,309,453
MainStay Income Manager Fund                   2,312,543          2,239,424           1,980,383
MainStay Balanced Fund                         9,129,452          6,023,561           1,960,096
MainStay Cash Reserves Fund                    2,408,421          2,401,986           2,475,666
MainStay Floating Rate Fund (1)                5,269,162          3,542,818             689,724
MainStay Growth Equity Fund (2)                   94,732                N/A                 N/A
MainStay Indexed Bond Fund                     1,222,747          1,466,215           1,174,506
MainStay Intermediate Term Bond Fund             817,397            993,065           1,252,713
MainStay Large Cap Opportunity Fund (3)           46,218              7,709                 N/A
MainStay Mid Cap Opportunity Fund              1,229,468            687,213             190,634
MainStay Short Term Bond Fund                    512,748            575,808             605,154
MainStay Small Cap Opportunity Fund           11,565,305          4,014,003           2,050,915
MainStay S&P 500 Index Fund                    3,852,919          5,494,727           5,750,788

* The MainStay Asset Allocation Funds, MainStay 130/30 Funds and MainStay Retirement Funds had either not commenced operations or had not been in operation for one year as of the date of this SAI. Therefore, these funds are not shown in the table above.

(1) The MainStay Floating Rate Fund commenced investment operations on May 3, 2004.

(2) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(3) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.




     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager, the Trust and the Company have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees/Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to a subadvisor, would be paid out of the management fee paid to the Manager and would not be additional expenses of a Fund. Only the shareholders of the MainStay 130/30 Funds and MainStay Retirement Funds have approved the arrangement.


     Conditions to exemptive relief include: (i) the Funds will make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Funds will be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board of Directors will be required to determine that any change in Subadvisor is in the best interests of the Fund; (iv) no Trustee/Director or Officer of the Funds will be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager will not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the Trust or the Company within the meaning of the 1940 Act and the nomination of new or additional Trustees/Directors that are not "interested persons" will be at the discretion of the then existing Trustees/Directors that are not "interested persons".

     In connection with the expense limitations or fee waivers, NYLIM assumed the following expenses for the fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004:

                                             FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                ENDED              ENDED              ENDED
                                          OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                          ----------------   ----------------   ----------------
MainStay All Cap Growth Fund                  $126,077          $  123,402         $  194,726
MainStay All Cap Value Fund                    181,402             156,248            183,259
MainStay Income Manager Fund                   362,231             288,200            648,477
MainStay Balanced Fund                          17,532               2,296                N/A
MainStay Cash Reserves Fund                    193,963             431,544            516,731
MainStay Floating Rate Fund (1)                    N/A                 N/A                N/A
MainStay Growth Equity Fund (2)                 61,625                 N/A                N/A
MainStay Indexed Bond Fund                     123,157             528,248            370,987
MainStay Intermediate Term Bond Fund           999,825             230,222            302,744
MainStay Large Cap Opportunity Fund (3)        123,987              23,523                N/A
MainStay Mid Cap Opportunity Fund              398,710             206,679            126,156
MainStay Short Term Bond Fund                  161,173             171,076            181,458
MainStay Small Cap Opportunity Fund                N/A                 N/A                N/A
MainStay S&P 500 Index Fund                    348,562           2,020,606          3,188,303

(1) The MainStay Floating Rate Fund commenced investment operations on May 3, 2004.

(2) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(3) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.


     Effective July 7, 2005 State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.


SUB-ADVISORY AGREEMENT

     Pursuant to the Sub-Advisory Agreements between the Manager and the Subadvisor, regarding the MainStay Intermediate Term Bond Fund, MainStay All Cap Growth Fund, MainStay Short Term Bond Fund, MainStay All Cap Value Fund, and MainStay 130/30 High Yield Fund and subject to the supervision of the Board and the Manager in conformity with the stated policies of these Funds, the Subadvisor manages such Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for its services, the Manager, and not the Funds, pays the Subadvisor a monthly fee calculated on the basis of each of the following Fund's average daily net assets at the following annual rates:


                FUND                   PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------------   --------------------------------------
MainStay All Cap Growth Fund                            0.25%
MainStay All Cap Value Fund                             0.25%
MainStay 130/30 High Yield Fund                         0.40%
MainStay Intermediate Term Bond Fund                    0.20%
MainStay Short Term Bond Fund                           0.15%



     The Directors, including the Independent Directors, initially approved the Sub-Advisory Agreements at in-person meetings held September 9, 1997 and December 5, 2000. The Sub-Advisory Agreement for MainStay 130/30 High Yield Fund was approved by the Board at the meeting on December 6-7, 2007. The Sub-Advisory Agreements remained in effect for two years following their respective effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of these Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" (as the term is defined in the 1940
Act) of the Company, the Manager, or the Subadvisor. Prior to January 2, 2001, the Company's Funds were managed by MainStay Management LLC; the MainStay Indexed Bond Fund, the MainStay S&P 500 Index Fund and the MainStay Income Manager Fund were sub-advised by Monitor; and the MainStay Cash Reserves Fund was sub-advised by NYLIM. On January 2, 2001, NYLIM replaced MainStay Management LLC as Manager pursuant to a substitution agreement and these Funds since that date have been advised by NYLIM directly, without a Subadvisor.


     The Subadvisor has authorized all of its directors, officers and employees who have been elected or appointed as Directors or officers of the Company or Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.

     The Sub-Advisory Agreements provide that the Subadvisor shall not be liable to a Fund for any error of judgment by the Subadvisor or for any loss sustained by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

     For the fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004, the amount of the Sub-Advisory fees paid by NYLIM to MacKay Shields for the applicable Funds was as follows:

                                          FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                             ENDED              ENDED              ENDED
                FUND*                  OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
------------------------------------   ----------------   ----------------   ----------------
MainStay All Cap Growth Fund               $843,095           $726,824          $660,614
MainStay All Cap Value Fund                 360,067            353,476           319,577
MainStay Intermediate Term Bond Fund        272,465            290,319           286,877
MainStay Short Term Bond Fund               128,187            143,952           151,289

* The MainStay 130/30 Funds and MainStay Retirement Funds had not commenced operations as of October 31, 2006. Therefore, information relating to these Funds is not presented in the table above.

DISTRIBUTION AGREEMENT


     NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware with a principal place of business located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994, as amended. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities currently sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's or Trust's shares, and receives no compensation from the Company or the Trust under the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.


     The Distribution Agreement is subject to annual approval by the Board. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to the Company and/or Trust. The Distribution Agreement will terminate in the event of its assignment.

     The shares of each Fund are offered continuously, although each Fund reserves the right to suspend or terminate such offering at any time. The Distribution Agreement for the Funds was most recently approved by the Board, including a majority of the Independent Board Members at a meeting held on March 29, 2006.

DISTRIBUTION PLANS

     The Board has adopted with respect to each of the Funds separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B, Class C, Class R2, and Class R3 shares of each Fund (the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the "Class R3 Plans," collectively, the "12b-1 Plans"). Only certain Funds currently offer Class A, Class B, Class C, Class R2, and Class R3 shares. Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

     The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

     In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

     If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

     12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

     Under the Class A Plans, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor.

     Under the Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plans, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

     Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

     Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

     Under the Class R3 Plans, Class R3 shares of a Fund pay the Distributor a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R3 shares. Pursuant to the Class R3 Plans, the Class R3 shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class R3 shares.

     Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Company and the Trust for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board's quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

     Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

     The Class A, Class B, Class C and Class R2 shares of the Funds were first offered on January 1, 2004. The Class R3 shares of the MainStay Balanced Fund and MainStay Mid Cap Opportunity Fund were first offered on April 28, 2006.

     For the fiscal year ended October 31, 2006, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

FISCAL YEAR ENDED 10/31/06

                                             AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE
                                              PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO
                   FUND                      CLASS A PLAN    CLASS B PLAN    CLASS C PLAN    CLASS R2 PLAN   CLASS R3 PLAN
------------------------------------------   -------------   -------------   -------------   -------------   -------------
MainStay All Cap Growth Fund                   $   64,709      $  107,152      $   44,392
MainStay All Cap Value Fund                        42,111          69,753          19,701
MainStay Income Manager Fund                      189,352         288,408          65,964
MainStay Balanced Fund                            966,611       1,670,953       1,611,167       $224,841          $26
MainStay Floating Rate Fund                     1,456,261         518,347       2,055,544
MainStay Indexed Bond Fund                        131,249             N/A             N/A
MainStay Growth Equity Fund (1)                       129             513             513
MainStay Intermediate Term Bond Fund               22,276          32,832         13, 920
MainStay Large Cap Opportunity Fund (2)               158             573             643
MainStay Mid Cap Opportunity Fund                 145,539         214,249         302,753                          24
MainStay Short Term Bond Fund                      12,213             N/A             N/A
MainStay Small Cap Opportunity Fund             1,046,634         461,040       1,051,941
MainStay S&P 500 Index Fund                       784,340             N/A             N/A
MainStay Conservative Allocation Fund (3)          73,203         103,265          54,529
MainStay Growth Allocation Fund (3)                79,298         173,675          58,305
MainStay Moderate Allocation Fund (3)             169,859         270,273          99,320
MainStay Moderate Growth Allocation
  Fund (3)                                        168,647         315,079         102,859

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

(3) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.

     For the seven-month fiscal period ended October 31, 2005, the MainStay Asset Allocation Funds paid distribution and service fees pursuant to the Class A, Class B, and Class C Plans as follows:

               FUND                          A         B          C
---------------------------------------   -------   -------   ------
MainStay Conservative Allocation (1)      $ 8,826   $25,997   $6,693
MainStay Growth Allocation (1)            $ 7,821   $22,096   $1,653
MainStay Moderate Allocation (1)          $17,878   $51,387   $5,573
MainStay Moderate Growth Allocation (1)   $15,513   $44,067   $7,384

(1) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.

     For the fiscal year ended October 31, 2005, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

FISCAL YEAR ENDED 10/31/05

                                          AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE
                                           PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO
                FUND                      CLASS A PLAN    CLASS B PLAN    CLASS C PLAN    CLASS R2 PLAN
---------------------------------------   -------------   -------------   -------------   -------------
MainStay All Cap Growth Fund                $   35,423      $   58,692      $   11,185           N/A
MainStay All Cap Value Fund                     28,453          63,089          12,609           N/A
MainStay Income Manager Fund                   169,620         296,823          47,365           N/A
MainStay Balanced Fund                         547,342       1,532,689         834,976      $117,266
MainStay Floating Rate Fund                  1,015,954         510,905       1,287,093           N/A
MainStay Indexed Bond Fund                     145,674             N/A             N/A           N/A
MainStay Growth Equity Fund (1)                    N/A             N/A             N/A           N/A
MainStay Intermediate Term Bond Fund            19,460          36,723          14,219           N/A
MainStay Large Cap Opportunity Fund (2)             32             128             129           N/A
MainStay Mid Cap Opportunity Fund               63,627         176,425         131,009           N/A
MainStay Short Term Bond Fund                   14,713             N/A             N/A           N/A
MainStay Small Cap Opportunity Fund            201,059         336,349         202,245           N/A
MainStay S&P 500 Index Fund                    761,670             N/A             N/A           N/A

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     For the fiscal year ended October 31, 2004, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

FISCAL YEAR ENDED 10/31/04

                                         AMOUNT OF FEE       AMOUNT OF FEE     AMOUNT OF FEE     AMOUNT OF FEE
                                       PURSUANT TO CLASS   PURSUANT TO CLASS    PURSUANT TO    PURSUANT TO CLASS
           FUND                              A PLAN              B PLAN         CLASS C PLAN         R2 PLAN
------------------------------------   -----------------   -----------------   -------------   -----------------
MainStay All Cap Growth Fund                $ 24,539            $ 13,112         $  2,096             N/A
MainStay All Cap Value Fund                   15,696              14,984            3,763             N/A
MainStay Balanced Fund                       122,021             224,718          101,924          11,181
MainStay Floating Rate Fund                  189,697             138,248          247,328             N/A
MainStay Indexed Bond Fund                    88,423                 N/A              N/A             N/A
MainStay Income Manager Fund                  95,860              83,284           13,629             N/A
MainStay Intermediate Term Bond Fund          13,825              14,468            4,976             N/A
MainStay Mid Cap Opportunity Fund              5,683              19,663           17,337             N/A
MainStay Short Term Bond Fund                 14,684                 N/A              N/A             N/A
MainStay Small Cap Opportunity Fund           18,193              58,766           19,248             N/A
MainStay S&P 500 Index Fund                  514,544                 N/A              N/A             N/A

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004 NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

                                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                     FUND                      OCTOBER 31, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
--------------------------------------------   ----------------   ----------------  -----------------
MainStay All Cap Growth Fund                       $ 32,536          $   16,980         $  8,472
MainStay All Cap Value Fund                          15,730              15,837            9,807
MainStay Income Manager Fund                         49,570              78,343           66,836
MainStay Balanced Fund                              274,225             503,657          195,549
MainStay Floating Rate Fund                         237,715             277,907           87,983
MainStay Growth Equity Fund (1)                         N/A                 N/A              N/A
MainStay Indexed Bond Fund                            2,835               4,920            2,867
MainStay Intermediate Term Bond Fund                  4,684               5,001            5,234
MainStay Large Cap Opportunity Fund (2)                  46                  84              N/A
MainStay Mid Cap Opportunity Fund                    53,487              62,251           18,903
MainStay Short Term Bond Fund                         1,855               3,055            3,585
MainStay Small Cap Opportunity Fund                 218,802             136,428           40,819
MainStay S&P 500 Index Fund                          27,636              44,086           24,290
MainStay Conservative Allocation Fund (3)            86,345           See below              N/A
MainStay Growth Allocation Fund (3)                 112,313           See below              N/A
MainStay Moderate Allocation Fund (3)               227,408           See below              N/A
MainStay Moderate Growth Allocation Fund (3)        251,045           See below              N/A

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     For the seven-month fiscal period ended October 31, 2005, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

                                           SEVEN-MONTH FISCAL PERIOD ENDED
                   FUND                           OCTOBER 31, 2005
----------------------------------------   -------------------------------
MainStay Conservative Allocation Fund                $  45,824
MainStay Growth Allocation Fund                      $  23,786
MainStay Moderate Allocation Fund                    $  71,782
MainStay Moderate Growth Allocation Fund             $  70,522

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                                  YEAR ENDED         YEAR ENDED          YEAR ENDED
                    FUND                       OCTOBER 31, 2006   OCTOBER 31, 2005    OCTOBER 31, 2004
--------------------------------------------   ----------------   -----------------  -----------------
MainStay All Cap Growth Fund                       $ 13,831          $    6,574          $ 1,236
MainStay All Cap Value Fund                           7,836              10,115            1,099
MainStay Income Manager Fund                         59,745              40,741           10,553
MainStay Balanced Fund                              268,906             166,737           32,801
MainStay Floating Rate Fund                          78,798              91,213           15,058
MainStay Growth Equity Fund (1)                         N/A                 N/A              N/A
MainStay Intermediate Term Bond Fund                  5,946               5,024              201
MainStay Large Cap Opportunity Fund (2)                 N/A                 N/A              N/A
MainStay Mid Cap Opportunity Fund                    31,039              11,095            1,369
MainStay Small Cap Opportunity Fund                  62,513              22,269            8,887
MainStay Conservative Allocation Fund (3)            13,587           See below              N/A
MainStay Growth Allocation Fund (3)                  18,361           See below              N/A
MainStay Moderate Allocation Fund (3)                31,195           See below              N/A
MainStay Moderate Growth Allocation Fund (3)         38,751           See below              N/A

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

(3) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.

     For the seven-month fiscal period ended October 31, 2005, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows::

                                               SEVEN-MONTH FISCAL PERIOD
                    FUND                        ENDED OCTOBER 31, 2005
--------------------------------------------   -------------------------
MainStay Conservative Allocation Fund (1)             $1,553
MainStay Growth Allocation Fund (1)                   $1,452
MainStay Moderate Allocation Fund (1)                 $2,229
MainStay Moderate Growth Allocation Fund (1)          $1,454

(1) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

                                              YEAR ENDED         YEAR ENDED         YEAR ENDED
                  FUND                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
----------------------------------------   ----------------   ----------------   ----------------
MainStay All Cap Growth Fund                   $  2,019           $    828           $   217
MainStay All Cap Value Fund                       3,021              1,321             1,031
MainStay Income Manager Fund                      4,290              1,471               799
MainStay Balanced Fund                           75,856             34,048             5,555
MainStay Floating Rate Fund                     137,179            153,453            10,657
MainStay Growth Equity Fund (1)                     N/A                N/A               N/A
MainStay Intermediate Term Bond Fund             159.06                173               360
MainStay Large Cap Opportunity Fund (2)             N/A                N/A               N/A
MainStay Mid Cap Opportunity Fund                10,580              4,851               450
MainStay Small Cap Opportunity Fund              92,706              8,753               471
MainStay Conservative Allocation Fund             3,257                N/A               N/A
MainStay Growth Allocation Fund                     838                N/A               N/A
MainStay Moderate Allocation Fund                 4,212                N/A               N/A
MainStay Moderate Growth Allocation Fund          3,799                N/A               N/A

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     For the seven-month fiscal period ended October 31, 2005, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

                                           SEVEN-MONTH FISCAL PERIOD ENDED
                 FUND                             OCTOBER 31, 2005
----------------------------------------   -------------------------------
MainStay Conservative Allocation Fund                  $490
MainStay Growth Allocation Fund                        $538
MainStay Moderate Allocation Fund                      $142
MainStay Moderate Growth Allocation Fund               $ 19

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES
NOVEMBER 1, 2005 TO OCTOBER 31, 2006

                                  PRINTING AND                                                             APPROXIMATE
                                     MAILING                                                              TOTAL AMOUNT
                                  PROSPECTUSES                                                              SPENT BY
                       SALES        TO OTHER     COMPENSATION                                                NYLIFE
                      MATERIAL        THAN            TO        COMPENSATION   COMPENSATION                DISTRIBUTOR
                        AND          CURRENT     DISTRIBUTION     TO SALES       TO BROKER                WITH RESPECT
                    ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS       OTHER*       TO FUND
                    -----------   ------------   ------------   ------------   ------------   ---------   ------------
All Cap Growth          1,509          4,262          76,737       138,110          94,495       43,257       358,371
All Cap Value             716          1,278          22,802        87,941          39,572       12,905       165,215
Balanced               15,014         43,293         786,924     1,079,006       1,307,542      444,650     3,676,430
Floating Rate          42,561        178,944       3,249,877     1,006,022       2,222,569    1,829,671     8,529,644
Growth Equity (1)          --             --              --            --              --           --            --
Income Manager          2,205          4,780          87,191       288,092         146,822       49,491       578,581
Indexed Bond            2,896          2,263          37,288        32,513          64,034       21,150       160,144
Intermediate Term
   Bond                   399            490           8,554        16,616          18,973        4,851        49,883
Large Cap
   Opportunity(2)          --             --              84            84             366           48           582
Mid Cap
   Opportunity          2,499          8,426         153,371       239,257         197,662       86,559       687,773
S&P 500 Index          16,342         15,902         269,653       272,547         410,993      152,833     1,138,271
Short Term Bond           169            328           5,916        18,402           6,770        3,354        34,938
Small Cap
   Opportunity         45,544        178,874       3,232,057       370,690       1,540,981    1,818,003     7,186,149
                      -------        -------       ---------     ---------       ---------    ---------    ----------
GROSS TOTALS          129,855        438,841       7,930,455     3,549,279       6,050,779    4,466,772    22,565,981
                      =======        =======       =========     =========       =========    =========    ==========

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

                                  PRINTING AND                                                             APPROXIMATE
                                     MAILING                                                              TOTAL AMOUNT
                                  PROSPECTUSES                                                              SPENT BY
                       SALES        TO OTHER     COMPENSATION                                                NYLIFE
                     MATERIAL         THAN            TO        COMPENSATION   COMPENSATION                DISTRIBUTOR
                        AND          CURRENT     DISTRIBUTION     TO SALES       TO BROKER                WITH RESPECT
                    ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS       OTHER*       TO FUND
                    -----------   ------------   ------------   ------------   ------------   ---------   ------------
Conservative
   Allocation           2,434          7,851         141,299       419,698         148,793      79,530        799,606
Growth Allocation       3,209          9,422         168,625       581,819         171,370      94,855      1,029,300
Moderate
   Allocation           5,806         19,255         346,764     1,159,025         345,599     195,159      2,071,610
Moderate Growth
   Allocation           6,608         20,072         359,830     1,348,233         354,229     202,433      2,291,405
                       ------         ------       ---------     ---------       ---------     -------      ---------
GROSS TOTALS           18,058         56,600       1,016,518     3,508,776       1,019,991     571,977      6,191,920
                       ======         ======       =========     =========       =========     =======      =========

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES
NOVEMBER 1, 2005 TO OCTOBER 31, 2006

                                  PRINTING AND                                                             APPROXIMATE
                                     MAILING                                                              TOTAL AMOUNT
                                  PROSPECTUSES                                                              SPENT BY
                       SALES        TO OTHER     COMPENSATION                                                NYLIFE
                     MATERIAL         THAN            TO        COMPENSATION   COMPENSATION                DISTRIBUTOR
                        AND          CURRENT     DISTRIBUTION     TO SALES       TO BROKER                WITH RESPECT
                    ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS       OTHER*       TO FUND
                    -----------   ------------   ------------   ------------   ------------   ---------   -----------
All Cap Growth           332            593          10,734         82,204         14,133        6,099        114,094
All Cap Value            235            386           6,931         57,297          7,513        3,937         76,299
Balanced               3,222          8,048         150,201        650,727        546,954       85,615      1,444,768
Floating Rate            792          2,587          48,824        151,048        156,684       27,834        387,769
Growth Equity (1)         --             --              --             --             --           --             --
Income Manager           665          1,070          19,701        172,375         28,556       11,265        233,632
Indexed Bond              --             --              --             --             --           --             --
Intermediate Term
   Bond                   53             81           1,547         11,137          6,969          893         20,680
Large Cap
   Opportunity (2)        --             --              11             --            109            6            126
Mid Cap
   Opportunity           605          1,139          20,749        134,562         44,461       11,798        213,314
S&P 500 Index             --             --              --             --             --           --             --
Short Term Bond           --             --              --             --             --           --             --
Small Cap
   Opportunity         1,524          4,079          74,368        225,677        291,591       42,091        639,331
                       -----         ------         -------      ---------      ---------      -------      ---------
GROSS TOTALS           7,429         17,983         333,066      1,485,029      1,096,969      189,537      3,130,014
                       =====         ======         =======      =========      =========      =======      =========

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

                                  PRINTING AND                                                             APPROXIMATE
                                     MAILING                                                              TOTAL AMOUNT
                                  PROSPECTUSES                                                              SPENT BY
                       SALES        TO OTHER     COMPENSATION                                                NYLIFE
                     MATERIAL         THAN            TO        COMPENSATION   COMPENSATION                DISTRIBUTOR
                        AND          CURRENT     DISTRIBUTION     TO SALES       TO BROKER                WITH RESPECT
                    ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS      OTHER*        TO FUND
                    -----------   ------------   ------------   ------------   ------------   ---------   ------------
Conservative
   Allocation            522          1,250          22,439         145,206         9,841       12,665        191,922
Growth
   Allocation          1,145          2,697          48,111         297,746        32,320       27,112        409,130
Moderate
   Allocation          1,458          3,601          64,629         401,890        47,865       36,458        555,901
Moderate Growth
   Allocation          2,094          5,167          92,349         565,565        57,559       52,035        774,769
                       -----         ------         -------       ---------       -------      -------      ---------
GROSS TOTALS           5,219         12,715         227,528       1,410,407       147,585      128,269      1,931,723
                       =====         ======         =======       =========       =======      =======      =========

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal years ended October 31, 2004, October 31, 2005, and October 31, 2006, the MainStay Cash Reserves Fund's Sweep Shares paid $670,023, $668,457 and $731,836, respectively, pursuant to the 12b-1 Plan.

CLASS C EXPENSE CATEGORIES
NOVEMBER 1, 2005 TO OCTOBER 31, 2006

                                  PRINTING AND                                                             APPROXIMATE
                                     MAILING                                                              TOTAL AMOUNT
                                  PROSPECTUSES                                                              SPENT BY
                       SALES        TO OTHER     COMPENSATION                                                NYLIFE
                     MATERIAL         THAN            TO        COMPENSATION   COMPENSATION                DISTRIBUTOR
                        AND          CURRENT     DISTRIBUTION     TO SALES       TO BROKER                WITH RESPECT
                    ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS       OTHER*       TO FUND
                    -----------   ------------   ------------   ------------   ------------   ---------   ------------
All Cap Growth            391         1,466           26,504        15,547          33,792       14,915        92,615
All Cap Value             122           431            7,813         9,434          12,651        4,402        34,853
Balanced                5,482        22,187          407,130       118,834       1,118,002      229,936     1,901,571
Floating Rate          13,061        55,176        1,003,619       357,834       1,884,461      565,257     3,879,409
Growth Equity              --            --               --            --              --           --            --
Income Manager            425         1,478           26,748        29,345          48,127       15,067       121,190
Indexed Bond               --            --               --            --              --           --            --
Intermediate Term
   Bond                    38           109            2,008         3,959           8,291        1,138        15,543
Large Cap
   Opportunity             --            --                5            --              78            3            87
Mid Cap
   Opportunity          1,340         5,487          100,230        16,039         239,142       56,530       418,767
S&P 500 Index              --            --               --            --              --           --            --
Short Term Bond            --            --               --            --              --           --            --
Small Cap
   Opportunity          9,167        38,603          700,047        29,658       1,040,729      393,957     2,212,162
                       ------       -------        ---------       -------       ---------    ---------     ---------
GROSS TOTALS           30,025       124,939        2,274,104       580,650       4,385,274    1,281,204     8,676,196
                       ======       =======        =========       =======       =========    =========     =========

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

                                  PRINTING AND                                                             APPROXIMATE
                                     MAILING                                                              TOTAL AMOUNT
                                  PROSPECTUSES                                                              SPENT BY
                       SALES        TO OTHER     COMPENSATION                                                NYLIFE
                     MATERIAL         THAN            TO        COMPENSATION   COMPENSATION                DISTRIBUTOR
                        AND          CURRENT     DISTRIBUTION     TO SALES       TO BROKER                WITH RESPECT
                    ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS       OTHER*       TO FUND
                    -----------   ------------   ------------   ------------   ------------   ---------   ------------
Conservative
   Allocation            535          2,093          37,844        41,999          20,438       21,291       124,200
Growth
   Allocation            551          2,054          37,103        27,141          51,050       20,876       138,776
Moderate
   Allocation          1,233          4,522          81,448        78,591          51,197       45,801       262,792
Moderate Growth
   Allocation          1,096          4,114          74,252        83,243          45,722       41,767       250,195
                       -----         ------         -------       -------         -------      -------       -------
GROSS TOTALS           3,415         12,783         230,648       230,974         168,407      129,736       775,963
                       =====         ======         =======       =======         =======      =======       =======

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES
NOVEMBER 1, 2005 TO OCTOBER 31, 2006

                                  PRINTING AND                                                             APPROXIMATE
                                     MAILING                                                              TOTAL AMOUNT
                                  PROSPECTUSES                                                              SPENT BY
                       SALES        TO OTHER     COMPENSATION                                                NYLIFE
                     MATERIAL         THAN            TO        COMPENSATION   COMPENSATION                DISTRIBUTOR
                        AND          CURRENT     DISTRIBUTION     TO SALES       TO BROKER                WITH RESPECT
                    ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS       OTHER*       TO FUND
                    -----------   ------------   ------------   ------------   ------------   ---------   ------------
All Cap Growth             --            --              --            --             --            --            --
All Cap Value              --            --              --            --             --            --            --
Balanced               12,631         8,189         123,970         9,807         39,529        69,332       263,458
Floating Rate              --            --              --            --             --            --            --
Growth Equity              --            --              --            --             --            --            --
Income Manager             --            --              --            --             --            --            --
Indexed Bond               --            --              --            --             --            --            --
Intermediate Term
   Bond                    --            --              --            --             --            --            --
Large Cap
   Opportunity             --            --              --            --             --            --            --
Mid Cap
   Opportunity             --            --              --            --             --            --            --
S&P 500 Index              --            --              --            --             --            --            --
Short Term Bond            --            --              --            --             --            --            --
Small Cap
   Opportunity             --            --              --            --             --            --            --
                       ------         -----         -------         -----         ------        ------       -------
Gross Totals           12,631         8,189         123,970         9,807         39,529        69,332       263,458
                       ======         =====         =======         =====         ======        ======       =======

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

     For the period ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES
APRIL 28, 2006 TO OCTOBER 31, 2006 (1)

                                PRINTING AND                                                           APPROXIMATE
                                   MAILING                                                            TOTAL AMOUNT
                     SALES      PROSPECTUSES   COMPENSATION                                          SPENT BY NYLIFE
                   MATERIAL       TO OTHER          TO        COMPENSATION   COMPENSATION              DISTRIBUTOR
                      AND       THAN CURRENT   DISTRIBUTION     TO SALES       TO BROKER               WITH RESPECT
                  ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS     OTHER*        TO FUND
                  -----------   ------------   -----------    ------------   ---------------------   ---------------
All Cap Growth         --            --             --             --             --          --            --
All Cap Value          --            --             --             --             --          --            --
Balanced               --            --             --             --             --          --            --
Floating Rate          --            --             --             --             --          --            --
Growth Equity          --            --             --             --             --          --            --
Income Manager         --            --             --             --             --          --            --
Indexed Bond           --            --             --             --             --          --            --
Intermediate
Term Bond              --            --             --             --             --          --            --
Large Cap
Opportunity            --            --             --             --             --          --            --
Mid Cap
Opportunity            --            --             --             --             --          --            --
S&P 500 Index          --            --             --             --             --          --            --
Short Term Bond        --            --             --             --             --          --            --
Small Cap
Opportunity            --            --             --             --             --          --            --
                      ---           ---            ---            ---            ---         ---           ---
Gross Totals           --            --             --             --             --          --            --
                      ===           ===            ===            ===            ===         ===           ===

(1)  Class R3 Shares commenced operations on April 28, 2006.

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

     The MainStay 130/30 Funds and MainStay Retirement Funds had not commenced operations as of October 31, 2006. Therefore, these funds are not shown in the tables above.

SHAREHOLDER SERVICES PLAN; SERVICE FEES

     The Board has adopted a separate shareholder services plan with respect to the Class R1, Class R2, and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2, and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1, Class R2, and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1, Class R2, and Class R3 shares.

     Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2, and Class R3 shares, these services are in addition to those services that may be provided under the Class R2, and Class R3 12b-1 Plans. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund.

     Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

     Each Services Plan provides that it may not be amended to materially increase the costs which holders of Class R1, Class R2, and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both
(i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

     Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PROXY VOTING POLICIES AND PROCEDURES

     It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to NYLIM, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

MANAGER'S PROXY VOTING GUIDELINES

     To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

CONFLICTS OF INTEREST

     When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, or a designated Board committee of the Adviser, or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, or a designated Board committee of the Adviser, or a representative of either, so that the Board, or the committee or the representative may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby an adviser, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, e.g. the MainStay Funds of Funds, the manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

GUIDELINE EXAMPLES

     The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.

          - BOARD OF DIRECTORS. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

          - ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

          - CAPITAL STRUCTURE. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights when no shares have been issued or reserved for a specific purpose.

          - EXECUTIVE AND DIRECTOR COMPENSATION. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation. The Manager/Subadvisor will support withholding votes from Compensation Committee members if the company has poor compensation practices.

SUBADVISOR PROXY VOTING GUIDELINES. Below is a summary of the Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

ALL CAP GROWTH, ALL CAP VALUE, INTERMEDIATE TERM BOND, AND SHORT TERM BOND
FUNDS.

     The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields LLC ("MacKay Shields" or "MacKay"). A summary of McKay Shields' proxy voting policies and procedures is provided below.

     MacKay Shields

     MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses ISS as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to ISS. MacKay then informs ISS that the client has appointed MacKay as its agent and instructs ISS as to which guidelines to follow.

     Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay's Compliance Committee. If MacKay's General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay's guidelines with respect to certain typical proxy votes.

     FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end and will publicly disclose each Fund's top ten holdings, as reported at quarter-end, no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782). The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.


     In addition, the Manager may share the Funds' non-public portfolio holdings information with the Subadvisor, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street and Trust Company, KPMG LLP, Russell Mellon, Institutional Shareholder Services, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board of Trustees at the next regularly scheduled board meeting.

     All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds's non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided;
(ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from NYLIM or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Company may rely on the confidentiality provisions of existing agreements provided NYLIM has determined that such provisions adequately protect the Company against disclosure or misuse of non-public holdings information.

     Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of Independent Board members or a majority of a board committee consisting solely of Independent Board members approves such disclosure.

     The Funds, the Manager and the Subadvisor shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS


     Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2006 (except as indicated), is set forth below:



                                                                                         NUMBER OF ACCOUNTS AND ASSETS FOR
                                          NUMBER OF OTHER ACCOUNTS MANAGED AND          WHICH THE ADVISORY FEE IS BASED ON
                                                ASSETS BY ACCOUNT TYPE                              PERFORMANCE
                         FUNDS      -----------------------------------------------  ----------------------------------------
                        MANAGED                                                                     OTHER
                          BY           REGISTERED     OTHER POOLED                   REGISTERED    POOLED
     PORTFOLIO         PORTFOLIO       INVESTMENT      INVESTMENT         OTHER      INVESTMENT  INVESTMENT        OTHER
      MANAGER           MANAGER         COMPANY        VEHICLES         ACCOUNTS       COMPANY    VEHICLES        ACCOUNTS
------------------  --------------  ---------------  --------------  --------------  ----------  ------------  --------------
Claude Athaide      Short Term           2 RICs            0           6 Accounts         0            0              0
                    Bond Fund         $838,048,402                    $793,917,906
Mark C. Boyce       Cash Reserves          0               0               0              0            0              0
                    Fund
John Butler*        All Cap                0               0          21 Accounts,        0            0              0
                    Growth Fund                                      $1,419,978,136
Robert J. *         All Cap             4 RICs,            0          21 Accounts,        0            0              0
Centrella           Growth Fund      $2,536,504,734                  $1,419,978,136
David Clement       Cash Reserves          0               0               0              0            0              0
                    Fund
Louis N. Cohen***   130/30 High         2 RICs,            0          20 Accounts,        0        1 Account      3 Account
                    Yield Fund         $93,672,349                   $3,818,304,838              $110,885,317   $222,527,798
Eileen Cook *       All Cap                0               0          21 Accounts,        0            0              0
                    Growth Fund                                      $1,419,978,136
Paul Cunningham     Indexed Bond           0           1 Account           0              0            0              0
                    Fund                             $2,366,814,524
Robert Dial         Floating Rate        2 RICs        1 Account           0              0            0              0
                    Fund              $309,650,461    $122,445,433

Lanette *           All Cap                0               0          21 Accounts,        0            0              0
Donovan             Growth Fund                                      $1,419,978,136
Tony H. Elavia**    Balanced            11 RICs            0             8RICs            0            0              0
                    Fund, Income     $3,186,559,173                   $110,361,420
                    Manager Fund,
                    MainStay
                    Asset
                    Allocation
                    Funds
                    MainStay
                    Retirement
                    Funds
Harvey J. Fram**    130/30 Core          5 RICs        6 Accounts      44 Accounts        0            0         4 Accounts
                    Fund             $1,955,402,769   $589,273,860   $5,022,425,898                            $1,203,401,734
Daniel Glickman     Large Cap            1 RIC         5 Accounts      7 Accounts         0        1 Account          0
                    Opportunity        17,542,245     267,137,601      121,272,615                34,117,077
                    Fund,
                    Mid Cap
                    Opportunity
                    Fund,
                    Small Cap
                    Opportunity
                    Fund
Gary Goodenough     Intermediate         7 RICs        4 Accounts      41 Accounts        0            0         4 Accounts
                    Term Bond        $2,787,250,310   $469,214,922   $2,657,552,805                             $911,799,640
                    Fund, Short
                    Term Bond
                    Fund
Denise E. *         All Cap             2 RICs,            0          21 Accounts,        0            0              0
Higgins             Growth Fund       $397,944,169                   $1,419,978,136
Michael ***         130/30 High         2 RICs,            0          20 Accounts,        0       1 Account      3 Accounts
Kimble              Yield Fund        $93,672,349                    $3,818,304,838              $110,885,317   $222,527,798
Harish Kumar**      Growth Equity        2 RICs        3 Accounts          0              0            0              0
                    Fund, 130/30       94,083,977
                    Growth Fund
Francis J. Ok       S&P 500 Index        2 RICs        6 Accounts          0              0            0              0
                    Fund             2,007,836,191    1,543,269,831
Mona Patni**        130/30 Core          5 RICs        6 Accounts      44 Accounts        0            0         4 Accounts
                    Fund             $1,955,402,769   $589,273,860   $5,022,425,898                            $1,203,401,734
Joseph Portera      Intermediate         6 RICs        4 Accounts     41 Accounts         0            0         4 Accounts
                    Term             $2,061,832,785   $469,214,914   $2,657,552,805                             $911,799,640
                    Bond Fund
Michael Reifel**    Growth                 2               3               0              0            0              0
                    Equity,           $94,083,977     $17,544,529
                    130/30 Growth
                    Fund
Dan Roberts ***     130/30 High         2 RICs,            0          20 Accounts,        0        1 Account     3 Accounts
                    Yield Fund        $93,672,349                    $3,818,304,838              $110,885,317   $222,527,798
Richard A. Rosen    All Cap Value        6 RICs            0           26 Accounts        0            0         2 Accounts
                    Fund             $3,510,916,849                  $1,094,409,711                             $182,437,966
Joan M. Sabella     Balanced Fund        1 RIC             0            7 Accounts        0            0              0
                                       188,981,033                     99,011,917

Victor              Large Cap            1 RIC         5 Accounts      7 Accounts          0            0              0
Samoilovich         Opportunity        17,542,245      267,137,601       121,272,615
                    Fund, Mid Cap
                    Opportunity
                    Fund, Small
                    Cap
                    Opportunity
                    Fund
Donald Serek        Indexed Bond         2 RICs        1 Account       4 Accounts          0            0              0
                    Fund              $631,552,893     77,727,214        431,813,748
Mark T. Spellman    All Cap Value        3 RICs            0           27 Accounts         0            0         2 Accounts
                    Fund              $957,104,294                   $ 1,094,944,883                             $182,437,966
Edmund C.           All Cap Growth      10 RICs        2 Accounts      26 Accounts         0            0         3 Accounts
Spelman             Fund             $4,867,954,102    $9,651,278    $ 1,450,510,009                             $632,379,948
Luke A. Smith**     130/30                  0              4               0               0            3              0
                    International                     $103,730,160                                $100,530,636
                    Fund
Johnathan Swaney**  MainStay             8 RICs            0             3 RICs            0            0              0
                    Retirement       $1,367,883,909                   $   54,787,807
                    Funds
Andrew Ver          130/30                  0              4               0               0            3              0
Planck**            International                     $103,730,160                                $100,530,636
                    Fund
Taylor              130/30 High          2 RICs,           0           20 Accounts,        0        1 Account     3 Accounts
Wagenseil***        Yield Fund       $   93,672,349                   $3,818,304,838              $110,885,317   $222,527,798


*    Information is as of May 31, 2007.

**   Information is as of April 30, 2007.


***  Information is as of November 27, 2007.


     Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regard to the Funds that have a high yield component).

     A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

     - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

     - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

     - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

     To address potential conflicts of interest, NYLIM and the Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

     Portfolio Manager Compensation Structure. In an effort to retain key personnel, NYLIM and MacKay Shields LLC have structured compensation plans for portfolio managers and other key personnel that they believe are competitive with other investment management firms.

     NYLIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

     NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

     MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts.

     MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

     As of May 31, 2007 (except as indicated), the dollar range of fund securities beneficially owned by each Portfolio Manager in the Funds ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000,
$500,001-$1,000,000, or over $1,000,000) was as follows:


PORTFOLIO MANAGER                  FUND              $ RANGE OF OWNERSHIP
-----------------       --------------------------   --------------------
Claude Athaide          Short Term Bond Fund          $  10,001 - $50,000
Mark C. Boyce           NONE                          $                 0
John Butler *           All Cap Growth Fund           $                 0
Robert J. Centrella *   All Cap Growth Fund           $  10,001 - $50,000
David Clement           NONE                          $                 0
Louis N. Cohen**        NONE                          $                 0
Eileen Cook *           All Cap Growth Fund           $100,001 - $500,000
Paul Cunningham         NONE                          $                 0
Robert Dial             Floating Rate Fund            $  10,001 - $50,000
Lanette Donovan *       All Cap Growth Fund           $       1 - $10,000
Tony H. Elavia          NONE                          $                 0
Harvey J. Fram          NONE                          $                 0
Daniel Glickman         NONE                          $                 0

Gary Goodenough         NONE                          $                 0
Denise E. Higgins *     All Cap Growth Fund           $100,001 - $500,000
Michael Kimble **       NONE                          $                 0
Harish Kumar            NONE                          $                 0
Francis J. Ok           NONE                          $                 0
Mona Patni              NONE                          $                 0
Joseph Portera          NONE                          $                 0
Michael Reifel          NONE                          $                 0
Dan Roberts **          NONE                          $                 0
Richard A. Rosen        All Cap Value Fund            $100,001 - $500,000
Joan M. Sabella         Balanced Fund                 $  10,001 - $50,000
                        Small Cap Opportunity Fund    $  10,001 - $50,000
Victor Samoilovich      NONE                          $                 0
Donald Serek            NONE                          $                 0
Mark T. Spellman        All Cap Value Fund            $  10,001 - $50,000
Edmund C. Spelman       All Cap Growth Fund           $100,001 - $500,000
Luke A. Smith           NONE                          $                 0
Jonathan Swaney         NONE                          $                 0
Andrew Ver Planck       NONE                          $                 0
Taylor Wagenseil**      NONE                          $                 0


*    Information is as of May 31, 2007.


**   Information is as of November 27, 2007.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     To the extent that the Funds invest in other securities, purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities, and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Because the MainStay Retirement Funds and the MainStay Asset Allocation Funds invest primarily all of their assets in Class I shares of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

     In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) who provides brokerage and research services to the Manager or the Subadvisor, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

     In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisor each believes that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

     The management fees paid by the Company and the Trust, on behalf of each Fund, to the Manager and the Sub-Advisory fee that the Manager pays, on behalf of certain Funds, to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.

     The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor. The MainStay 130/30 Funds and MainStay Retirement Funds had not commenced operations as of October 31, 2006. Therefore, these funds are not listed in the table below.

     TOTAL BROKERAGE COMMISSIONS PAID (1)

                                              FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                 ENDED              ENDED              ENDED
                                           OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                           ----------------   ----------------   ----------------
MainStay All Cap Growth Fund                  $  292,556         $  208,426         $  379,094
MainStay All Cap Value Fund                   $  209,172         $  198,407         $  255,383
MainStay Income Manager Fund                  $  192,384         $   96,007         $   216969

MainStay Balanced Fund                        $  281,302         $  948,382         $  374,722
MainStay Cash Reserves Fund (1)                      N/A                N/A                N/A
MainStay Floating Rate Fund (2)                      N/A                N/A                N/A
MainStay Growth Equity Fund (3)               $   26,007                N/A
MainStay Intermediate Term Bond Fund (1)             N/A                N/A                N/A
MainStay Indexed Bond Fund (1)                       N/A                N/A                N/A
MainStay Large Cap Opportunity Fund (4)       $    8,356         $      741                N/A
MainStay Mid Cap Opportunity Fund             $   69,202         $  150,128         $   51,158
MainStay Small Cap Opportunity Fund           $2,412,030         $1,349,900         $1,038,405
MainStay Short Term Bond Fund (1)                    N/A                N/A                N/A
MainStay S&P 500 Index Fund                   $   59,833         $  116,376         $   36,389
MainStay Conservative Allocation Fund                N/A                N/A                N/A
MainStay Growth Allocation Fund                      N/A                N/A                N/A
MainStay Moderate Allocation Fund                    N/A                N/A                N/A
MainStay Moderate Growth Allocation Fund             N/A                N/A                N/A

(1) The MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund and MainStay Short Term Bond Fund paid no brokerage commissions during the reported periods.

(2) The Floating Rate Fund commenced operations on April 15, 2004 and paid no brokerage commissions prior to that date.

(3)  The MainStay Growth Equity Fund commenced operations on November 4, 2005.

(4) The MainStay Large Cap Opportunity fund commenced investment operations on July 29, 2005.

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2006 and the dollar amount of the transactions involved.

                                                 TOTAL AMOUNT OF
                                               TRANSACTIONS WHERE           TOTAL BROKERAGE
                                           COMMISSIONS PAID TO BROKERS    COMMISSIONS PAID TO
                                             THAT PROVIDED RESEARCH      BROKERS THAT PROVIDED
FUND                                                SERVICES                   RESEARCH
----                                       ---------------------------   ---------------------
MainStay All Cap Growth Fund                       $ 53,168,512                 $ 47,527
MainStay All Cap Value Fund                          28,743,294                   32,619
MainStay Income Manager Fund                         18,580,428                   22,371
MainStay Balanced Fund                               70,955,345                   59,163
MainStay Cash Reserves Fund                                 N/A                      N/A
MainStay Floating Rate Fund                                 N/A                      N/A
MainStay Growth Equity Fund (1)                       2,225,469                    3,090
MainStay Intermediate Term Bond Fund                        N/A                      N/A
MainStay Indexed Bond Fund                                  N/A                      N/A
MainStay Large Cap Opportunity Fund (2)                 365,336                      316
MainStay Mid Cap Opportunity Fund                    13,335,913                   15,178
MainStay Small Cap Opportunity Fund                 267,367,568                  399,295
MainStay Short Term Bond Fund                               N/A                      N/A
MainStay S&P 500 Index Fund                                 N/A                      N/A
MainStay Conservative Allocation Fund                       N/A                      N/A
MainStay Growth Allocation Fund                             N/A                      N/A
MainStay Moderate Allocation Fund                           N/A                      N/A
MainStay Moderate Growth Allocation Fund                    N/A                      N/A

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2005 and the dollar amount of the transactions involved.

                                                 TOTAL AMOUNT OF
                                               TRANSACTIONS WHERE           TOTAL BROKERAGE
                                           COMMISSIONS PAID TO BROKERS    COMMISSIONS PAID TO
                                             THAT PROVIDED RESEARCH      BROKERS THAT PROVIDED
FUND                                                SERVICES                   RESEARCH
----                                       ---------------------------   ---------------------
MainStay All Cap Growth Fund                       $37,246,669                  $46,329
MainStay All Cap Value Fund                        $27,133,261                  $36,374
MainStay Income Manager Fund                       $ 4,381,467                  $ 6,981
MainStay Balanced Fund                             $31,684,023                  $54,486
MainStay Cash Reserves Fund                                N/A                      N/A
MainStay Floating Rate Fund                                N/A                      N/A
MainStay Growth Equity Fund (1)                            N/A                      N/A
MainStay Intermediate Term Bond Fund                       N/A                      N/A
MainStay Indexed Bond Fund                                 N/A                      N/A
MainStay Large Cap Opportunity Fund (2)                    N/A                      N/A
MainStay Mid Cap Opportunity Fund                  $ 2,835,596                  $ 4,701
MainStay Small Cap Opportunity Fund                $41,850,709                  $75,680
MainStay Short Term Bond Fund                              N/A                      N/A
MainStay S&P 500 Index Fund                        $ 5,324,828                  $ 5,653
MainStay Conservative Allocation Fund                      N/A                      N/A
MainStay Growth Allocation Fund                            N/A                      N/A
MainStay Moderate Allocation Fund                          N/A                      N/A
MainStay Moderate Growth Allocation Fund                   N/A                      N/A

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2004 and the dollar amount of the transactions involved.

                                                 TOTAL AMOUNT OF
                                               TRANSACTIONS WHERE           TOTAL BROKERAGE
                                           COMMISSIONS PAID TO BROKERS    COMMISSIONS PAID TO
                                             THAT PROVIDED RESEARCH      BROKERS THAT PROVIDED
FUND                                                SERVICES                   RESEARCH
----                                       ---------------------------   ---------------------
MainStay All Cap Growth Fund                      $150,355,701                 $154,793
MainStay All Cap Value Fund                       $ 80,262,245                 $100,601
MainStay Income Manager Fund                      $ 63,920,794                 $ 63,680
MainStay Balanced Fund                            $ 50,814,012                 $ 95,680
MainStay Cash Reserves Fund                                N/A                      N/A
MainStay Floating Rate Fund                                N/A                      N/A
MainStay Growth Equity Fund                                N/A                      N/A
MainStay Intermediate Term Bond Fund                       N/A                      N/A
MainStay Indexed Bond Fund                                 N/A                      N/A
MainStay Large Cap Opportunity Fund                        N/A                      N/A
MainStay Mid Cap Opportunity Fund                 $  7,057,040                 $ 12,884
MainStay Small Cap Opportunity Fund               $178,804,082                 $442,588
MainStay Short Term Bond Fund                              N/A                      N/A
MainStay S&P 500 Index Fund                       $  4,616,823                 $  5,029
MainStay Conservative Allocation Fund                      N/A                      N/A
MainStay Growth Allocation Fund                            N/A                      N/A
MainStay Moderate Allocation Fund                          N/A                      N/A
MainStay Moderate Growth Allocation Fund                   N/A                      N/A

     As of October 31, 2006, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

FUND                                                              BROKER-DEALER                               MARKET VALUE
----                                  ---------------------------------------------------------------------   ------------
MAINSTAY ALL CAP GROWTH FUND          American Express Co. (common stock)                                      $ 4,399,341
                                      Bank of America Corp. (common stock)                                     $ 4,002,541

                                      Bank of America (time deposit)                                           $ 1,043,049
                                      Barclays (time deposit)                                                  $ 1,043,049
                                      Deutsche Bank AG (time deposit)                                          $   730,135
                                      JPMorgan Chase & Co. (common stock)                                      $ 2,889,096
                                      Lehman Brothers Holdings Inc. (common stock)                             $ 1,564,584
                                      Morgan Stanley (common stock)                                            $ 4,410,011
                                      Morgan Stanley (repurchase agreement)                                    $ 1,362,014
                                      Prudential Financial, Inc.(common stock)                                 $ 3,384,920
                                      UBS AG (time deposit)                                                    $   521,525
MAINSTAY ALL CAP VALUE FUND           American Express Credit Corp.(commercial paper)                          $ 2,499,273
                                      Bank of America Corp. (common stock)                                     $ 4,494,536
                                      Bank of America (time deposit)                                           $   414,416
                                      Barclays (time deposit)                                                  $   414,416
                                      Citigroup, Inc. (common stock)                                           $ 6,417,119
                                      Deutsche Bank AG (time deposit)                                          $   290,091
                                      Goldman Sachs Group, Inc. (commercial paper)                             $ 3,189,525
                                      Goldman Sachs Group, Inc. (common stock)                                 $ 1,784,026
                                      JPMorgan Chase & Co. (common stock)                                      $ 3,480,009
                                      Merrill Lynch & Co., Inc. (common stock)                                 $ 2,508,954
                                      Morgan Stanley (common stock)                                            $ 2,078,896
                                      Morgan Stanley (repurchase agreement)                                    $   541,144
                                      Prudential Financial, Inc.(common stock)                                 $ 1,923,250
                                      UBS AG (time deposit)                                                    $   521,525
                                      Wachovia Corp. (common stock)                                            $ 1,481,850
MAINSTAY BALANCED FUND                AG Edwards, Inc.(common stock)                                           $ 8,487,271
                                      American Express  Credit Corp. (corporate bond)                          $   846,272
                                      Bank of America (time deposit)                                           $ 4,689,051
                                      Bank of America Corp. (common stock)                                     $ 8,828,970
                                      Bank of America Corp. (corporate bond)                                   $ 1,082,564
                                      Bank of America Corp. (corporate bond)                                   $ 4,853,093
                                      Bank of America Corp. (corporate bond)                                   $ 1,730,643
                                      Barclays (time deposit)                                                  $ 3,516,788
                                      Bear Stearns Cos.,Inc. (common stock)                                    $ 8,877,737
                                      Bear Stearns Cos.,Inc. (The) (corporate bond)                            $ 1,076,249
                                      Bear Stearns Cos.,Inc. (The) (corporate bond)                            $ 3,477,354
                                      Bear Stearns Cos.,Inc. (The) (corporate bond)                            $ 2,037,470
                                      Citigroup Global Markets Holdings, Inc. (corporate bond)                 $ 3,551,786
                                      Citigroup Inc. (corporate bond)                                          $   654,088
                                      Citigroup Inc. (corporate bond)                                          $ 1,552,160
                                      Citigroup Inc. (corporate bond)                                          $ 1,549,314
                                      Citigroup Inc. (corporate bond)                                          $ 2,146,584
                                      Credit Suisse First Boston USA, Inc.(corporate bond)                     $ 6,717,327
                                      Credit Suisse First Boston USA, Inc.(corporate bond)                     $ 4,588,268
                                      Deutsche Bank AG (time deposit)                                          $ 2,344,525
                                      Goldman Sachs Group, Inc. (common stock)                                 $10,064,943
                                      Goldman Sachs Group, Inc. (The) (corporate bond)                         $   890,454
                                      Goldman Sachs Group, Inc. (The) (corporate bond)                         $ 2,518,447
                                      Goldman Sachs Group, Inc. (The) (corporate bond)                         $ 8,101,136
                                      JPMorgan & Co. (corporate bond)                                          $   271,675
                                      JPMorgan Chase & Co. (common stock)                                      $ 8,736,693
                                      JPMorgan Chase &Co. (corporate bond)                                     $ 6,896,449
                                      Lehman Brothers Holdings, Inc. (corporate bond)                          $ 1,986,040
                                      Lehman Brothers Holdings, Inc. (corporate bond)                          $ 2,646,760
                                      Lehman Brothers Holdings, Inc. (corporate bond)                          $ 4,218,958
                                      Lehman Brothers Holdings, Inc. (corporate bond)                          $ 4,458,438
                                      Lehman Brothers Holdings, Inc. (corporate bond)                          $ 1,017,722
                                      Lehman Brothers Inc. Holdings, Inc. (common stock)                       $ 9,696,607
                                      Lehman Brothers Inc.(corporate bond)                                     $ 1,625,062
                                      Merrill Lynch & Co. (common stock)                                       $ 9,876,449
                                      Merrill Lynch & Co. (corporate bond)                                     $   993,590

                                      Merrill Lynch & Co. (corporate bond)                                     $   422,050
                                      Merrill Lynch & Co. (corporate bond)                                     $ 8,475,886
                                      Merrill Lynch & Co. (corporate bond)                                     $ 7,061,494
                                      Merrill Lynch & Co. (corporate bond)                                     $ 1,135,341
                                      Morgan Stanley & Co., Inc. (repurchase agreement)                        $10,001,115
                                      Morgan Stanley (common stock)                                            $ 9,472,428
                                      Morgan Stanley (corporate bond)                                          $   875,061
                                      Morgan Stanley (corporate bond)                                          $ 4,032,293
                                      Prudential Financial, Inc.(common stock)                                 $ 8,912,802
                                      State Street Corp. (common stock)                                        $ 4,726,814
                                      UBS AG (time deposit)                                                    $ 3,516,788
                                      Wachovia Bank N.A.(corporate bond)                                       $ 8,164,565
                                      Wachovia Corp. (corporate bond)                                          $ 1,960,479
                                      Wachovia Corp. (corporate bond)                                          $ 2,349,730
                                      Wachovia Corp. (corporate bond)                                          $ 1,781,957
MAINSTAY CASH RESERVES FUND           American Express Credit Corp. (corporate bond)                           $11,466,600
                                      Bank of America Corp. (commercial paper)                                 $ 9,937,411
                                      Bank of America N.A. (bank note)                                         $ 5,000,000
                                      Deutsche Bank Financial (repurchase agreement)                           $23,798,000
                                      Merrill Lynch & Co. (commercial paper)                                   $ 4,934,750
                                      Merrill Lynch & Co. (corporate bond)                                     $ 4,999,796
                                      Morgan Stanley & Co., Inc. (commercial paper)                            $ 8,979,000
                                      Morgan Stanley & Co., Inc. (commercial paper)                            $ 5,000,000
                                      State Street Bank & Trust Co.(certificate of deposit)                    $ 2,599,966
                                      Wachovia Bank N.A.(bank note)                                            $ 5,000,000
MAINSTAY FLOATING RATE FUND           Bank of America Corp. (commercial paper)                                 $ 7,982,500
                                      Morgan Stanley & Co., Inc. (commercial paper)                            $ 4,982,500
                                      Prudential Funding LLC (commercial paper)                                $ 7,982,600
                                      Wachovia Capital Markets LLC (repurchase agreement)                      $35,417,000
MAINSTAY INCOME MANAGER FUND          American Express Co. (common stock)                                      $   922,705
                                      Bank of America (time deposit)                                           $ 1,914,379
                                      Bank of America Commercial Mort.Inc.(commercial mortgage loan)           $   996,720
                                      Bank of America Commercial Mort.Inc.(commercial mortgage loan)           $   254,846
                                      Bank of America Commercial Mort.Inc.(commercial mortgage loan)           $   515,238
                                      Bank of America Corp. (common stock)                                     $ 1,505,128
                                      Bank of America Corp. (corporate bond)                                   $   127,392
                                      Barclays (time deposit)                                                  $ 1,914,379
                                      Bear Stearns Adjustable Rate Mortgage Trust(commercial mrtg.loan)        $   488,486
                                      Bear Stearns Commercial Mortgage Security(commercial mrtg.loan)          $   257,106
                                      Bear Stearns Cos.,Inc. (corporate bond)                                  $   250,080
                                      Charles Schwab Corp.(common stock)                                       $ 2,005,475
                                      Citicorp Residential Mortgage Securities, Inc.(asset-backed security)    $   502,789
                                      Citigroup Inc. (corporate bond)                                          $   489,604
                                      Citigroup Inc. (corporate bond)                                          $   251,815
                                      Citigroup, Inc. (common stock)                                           $ 5,250,598
                                      Citigroup/Deutsche Bank Commercial Mrtg.(commercial mrtg. loan)          $   997,809
                                      Credit Suisse First Boston USA, Inc.(corporate bond)                     $   248,120
                                      Deutsche Bank AG (time deposit)                                          $ 1,340,065
                                      Deutsche Bank Financial, Inc. (corporate bond)                           $   105,083
                                      Goldman Sachs Group, Inc. (corporate bond)                               $   152,824
                                      JP Morgan Mortgage Acquisition Corp.(asset-backed security)              $   509,537
                                      JPMorgan Chase & Co. (common stock)                                      $   387,158
                                      JPMorgan Chase & Co. (corporate bond)                                    $   256,024
                                      JPMorgan Chase Commercial Mortgage(commercial mrtg. Loan)                $   507,010
                                      Lehman Brothers Holdings, Inc. (corporate bond)                          $   127,689
                                      Lehman Brothers Holdings, Inc. (corporate bond)                          $   152,750
                                      Merrill Lynch & Co. (corporate bond)                                     $   246,506
                                      Merrill Lynch Mortgage Trust (commercial mortgage loan)                  $   993,727
                                      Morgan Stanley & Co., Inc. (common stock)                                $   621,376

                                      Morgan Stanley & Co., Inc. (corporate bond)                              $   132,380
                                      Morgan Stanley & Co., Inc. (corporate bond)                              $   134,233
                                      Morgan Stanley & Co., Inc. (repurchase agreement)                        $ 2,499,796
                                      UBS AG (time deposit)                                                    $   957,189
                                      Wachovia Bank Commercial Mort. Trust(commercial mortgage loan)           $   975,907
                                      Wachovia Corp. (corporate bond)                                          $   336,973
                                      Wachovia Corp. (corporate bond)                                          $   101,413

MAINSTAY INDEXED BOND FUND            Bank of America (corporate bond)                                         $   240,414
                                      Bank of America (corporate bond)                                         $   197,906
                                      Bank of America (corporate bond)                                         $   251,589
                                      Bank of America (corporate bond)                                         $   254,316
                                      Bank of America (corporate bond)                                         $   541,282
                                      Bank of America (time deposit)                                           $ 2,230,583
                                      Barclays (time deposit)                                                  $ 2,230,583
                                      Bear Stearns Commercial Mortgage Sec.(commercial mortgage loan)          $   507,141
                                      Citigroup Inc.(corporate bond)                                           $   288,106
                                      Citigroup Inc.(corporate bond)                                           $   338,006
                                      Citigroup Inc.(corporate bond)                                           $   249,652
                                      Citigroup Inc.(corporate bond)                                           $   101,791
                                      Citigroup Inc.(corporate bond)                                           $   503,630
                                      Deutsche Bank AG (time deposit)                                          $ 1,561,408
                                      JPMorgan Chase & Co. (corporate bond)                                    $   241,673
                                      JPMorgan Chase & Co. (corporate bond)                                    $   489,152
                                      JPMorgan Chase & Co. (corporate bond)                                    $   204,820
                                      JPMorgan Chase & Co. (corporate bond)                                    $   528,881
                                      Morgan Stanley (repurchase agreement)                                    $ 2,912,696
                                      Prudential Financial, Inc.(corporate bond)                               $    97,936
                                      UBS AG (coporate bond)                                                   $   128,801
                                      UBS AG (time deposit)                                                    $ 1,115,291
                                      Wachovia Bank N.A. (corporate bond)                                      $   497,843
                                      Wachovia Bank N.A.(corporate bond)                                       $   433,251
                                      Wachovia Corp. (corporate bond)                                          $    99,130
                                      Wachovia Corp. (corporate bond)                                          $   253,531
MAINSTAY INTERMEDIATE BOND FUND       Bank of America (time deposit)                                           $   257,975
                                      Bank of America Commercial Mort.Inc.(mortgage-backed security)           $   746,232
                                      Bank of America Credit Card Trust (long term bond)                       $   464,882
                                      Barclays (time deposit)                                                  $   257,975
                                      Bear Stearns Cos., Inc.  (The) (corporate bond)                          $   433,714
                                      Citigroup Commercial Mortgage Trust(mortgage backed security)            $   734,265
                                      Citigroup/Deutsche Bank Commercial (mortgage backed security)            $   540,405
                                      Credit Suisse Mortgage Capital Certificates (mortgage backed sec)        $ 1,050,752
                                      Deutsche Bank AG (time deposit)                                          $   180,582
                                      Goldman Sachs Group, Inc. (commercial paper)                             $ 3,594,476
                                      LB-UBS Commercial Mortgage Trust(mortgage backed security)               $   576,608
                                      LB-UBS Commercial Mortgage Trust(mortgage backed security)               $   710,959
                                      LB-UBS Commercial Mortgage Trust(mortgage backed security)               $   561,837
                                      LB-UBS Commercial Mortgage Trust(mortgage backed security)               $   420,109
                                      Merrill Lynch Funds (investment companies)                               $ 3,083,412
                                      Merrill Lynch, Mortgage Trust (mortgage-backed security)                 $   649,010
                                      Merrill Lynch, Mortgage Trust (mortgage-backed security)                 $ 1,375,877
                                      Morgan Stanley & Co., Inc. (repurchase agreement)                        $   336,863
                                      Prudential Funding Corp. (commercial paper)                              $ 3,162,701
                                      UBS AG (time deposit)                                                    $   128,987
                                      Wachovia Bank Commercial Mrtg. Trust(mortgage-backed security)           $   247,413
MAINSTAY MID CAP OPPORTUNITY FUND     A G. Edwards, Inc. (common stock)                                        $ 2,145,993
                                      Bank of America (time deposit)                                           $ 1,108,754
                                      Barclays (time deposit)                                                  $   831,565
                                      Deutsche Bank AG (time deposit)                                          $   554,377

                                      Morgan Stanley (repurchase agreement)                                    $ 2,364,823
                                      UBS AG (time deposit)                                                    $   831,565
                                      UBS AG (time deposit)                                                    $   831,565
MAINSTAY S&P 500 INDEX FUND           American Express Co. (common stock)                                      $ 8,978,413
                                      Bank of America (time deposit)                                           $ 3,993,723
                                      Bank of America Corp. (common stock)                                     $31,173,761
                                      Barclays (time deposit)                                                  $ 3,993,724
                                      Bear Stearns Cos., Inc. (The) (common stock                              $ 2,323,374
                                      Charles Schwab Corp. (The) (common stock)                                $ 2,409,795
                                      Citigroup, Inc. (common stock)                                           $31,706,838
                                      Deutsche Bank AG (time deposit)                                          $ 2,795,607
                                      Goldman Sachs Group, Inc. (common stock)                                 $10,482,861
                                      JPMorgan Chase & Co. (common stock)                                      $21,055,153
                                      Lehman Brothers Holdings Inc. (common stock)                             $ 5,348,542
                                      Merrill Lynch & Co., Inc. (common stock)                                 $ 9,905,385
                                      Morgan Stanley & Co., Inc. (common stock)                                $10,474,120
                                      Morgan Stanley (repurchase agreement)                                    $ 5,215,007
                                      Prudential Financial, Inc.(common stock)                                 $ 4,770,891
                                      State Street Bank (common stock)                                         $ 2,712,690
                                      UBS AG (time deposit)                                                    $ 1,996,862
                                      UBS Finance Delaware LLC (commercial paper)                              $14,089,768
                                      Wachovia Corp.(common stock)                                             $13,579,296
MAINSTAY SHORT TERM BOND FUND         Bank of America (time deposit)                                           $   124,485
                                      Barclays (time deposit)                                                  $   124,485
                                      Citigroup Commercial Mortgage Trust(commercial mortgage loan)            $   359,826
                                      Deutsche Bank AG (time deposit)                                          $    87,139
                                      JPMorgan Chase Commercial Mortgage (commercial mortgage loan)            $ 1,076,803
                                      LB-UBS Commercial Mortgage Trust(commercial mortgage loan)               $   451,676
                                      LB-UBS Commercial Mortgage Trust(commercial mortgage loan)               $   472,886
                                      Merrill Lynch Mortgage Trust (commercial mortgage loan)                  $   955,487
                                      Morgan Stanley & Co., Inc. (repurchase agreement)                        $   162,552
                                      UBS AG (time deposit)                                                    $    62,242
                                      Wachovia Bank Commercial Mort. Trust(commercial mortgage loan)           $   692,169
MAINSTAY SMALL CAP OPPORTUNITY FUND   Bank of America (time deposit)                                           $14,202,195
                                      Barclays (time deposit)                                                  $10,651,646
                                      Deutsche Bank AG (time deposit)                                          $ 7,101,098
                                      Morgan Stanley (repurchase agreement)                                    $30,291,374
                                      UBS AG (time deposit)                                                    $10,651,646

     A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

     The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

     Because the Manager does not expect to reallocate the assets of the MainStay Retirement Funds and the MainStay Allocation Funds among the Underlying Funds on a frequent basis, the portfolio turnover rate for those funds is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay Retirement Funds and the MainStay Allocation Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS FROM MAINSTAY INVESTMENTS

GENERAL INFORMATION

     Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C, Class R2, and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fees payable pursuant to a Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.

     The Funds' Class B share conversion feature provides that Class B shares will convert to Class A shares at the end of the calendar quarter eight years after purchase. As the conversion feature was established on October 24, 1997, the first conversion from Class B to Class A shares occurred on December 31, 2005. If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to convert, the shareholder may hold both Class A shares of the Fund (acquired as a result of conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial conversion of a shareholder's Class B shares to Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Class A shares. Class A shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a contingent deferred sales charge that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

BY MAIL

     Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Shares of any Fund, except the Cash Reserves Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Cash Reserves Fund (which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds.

BY TELEPHONE

     For all Funds, other than the Cash Reserves Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 4:00 pm, Eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

     An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

     STATE STREET BANK AND TRUST COMPANY
     ABA NO. 011-0000-28
     ATTN: CUSTODY AND SHAREHOLDER SERVICES
     FOR CREDIT: MAINSTAY FUND _________ CLASS _____
     SHAREHOLDER NAME _____________________________________________________
     SHAREHOLDER ACCOUNT NO. ___________________________________________________
     DDA ACCOUNT NUMBER 99029415

AN APPLICATION MUST BE RECEIVED BY MAINSTAY INVESTMENTS WITHIN THREE BUSINESS DAYS.

     The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon eastern time, and federal funds must be received by MainStay Investments before 4:00 pm eastern time.

     Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

     Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

     The Fund's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

     Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

PURCHASES IN KIND

     Investors, including certain clients of the Manager and the Subadvisor, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of the Manager and Subadvisor, if applicable. These transactions will be effected only if the Manager and Subadvisor, if applicable, determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of the Manager and Subadvisor, if applicable. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined net asset value per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay fund must have the same procedures for determining their net asset values, and the Fund and the redeeming MainStay fund must ascribe the same value to the securities. With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that Rule's requirement that purchases must be made for no consideration other than cash. Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-8 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their net asset values (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase, and the in-kind purchase must be completed prior to the time in which the Fund first offers shares to the public. With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, , the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. An investor must call 1-800-MAINSTAY (1-800-624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

OTHER INFORMATION

     Investors may, subject to the approval of the MainStay Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Fund reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

     The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Cash Reserves Fund.

     The sales charge applicable to an investment in Class A shares of the All Cap Growth Fund, All Cap Value Fund, Income Manager Fund, Balanced Fund, Growth Equity Fund, Large Cap Opportunity Fund, Mid Cap Opportunity Fund, Small Cap Opportunity Fund, Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund, Moderate Growth Allocation Fund, the MainStay Retirement Funds and the MainStay 130/30 Funds will be determined according to the following table:


                                                   SALES CHARGE AS A
                                                     PERCENTAGE OF
                         SALES CHARGE AS A          OFFERING PRICE:
                           PERCENTAGE OF:      -------------------------
                       ---------------------                 RETAINED BY
      AMOUNT OF        OFFERING   NET AMOUNT   RETAINED BY       THE
      PURCHASE           PRICE     INVESTED      DEALER      DISTRIBUTOR
--------------------   --------   ----------   -----------   -----------
Less than $50,000        5.50%       5.82%        4.75%         0.75%
$50,000 to $99,999       4.50%       4.71%        4.00%         0.50%
$100,000 to $249,999     3.50%       3.63%        3.00%         0.50%
$250,000 to $499,999     2.50%       2.56%        2.00%         0.50%
$500,000 to $999,999     2.00%       2.04%        1.75%         0.25%
$1,000,000 or more*      None        None       See Below*       None

     The sales charge applicable to an investment in Class A shares of the Intermediate Term Bond Fund will be determined according to the following table:


                                                   SALES CHARGE AS A
                                                     PERCENTAGE OF
                         SALES CHARGE AS A          OFFERING PRICE:
                           PERCENTAGE OF:      -------------------------
                       ---------------------                 RETAINED BY
      AMOUNT OF        OFFERING   NET AMOUNT   RETAINED BY       THE
      PURCHASE           PRICE     INVESTED      DEALER      DISTRIBUTOR
--------------------   --------   ----------   -----------   -----------
Less than $100,000       4.50%       4.71%        4.00%         0.50%
$100,000 to $249,999     3.50%       3.63%        3.00%         0.50%
$250,000 to $499,999     2.50%       2.56%        2.00%         0.50%
$500,000 to $999,999     2.00%       2.04%        1.75%         0.25%
$1,000,000 or more*      None        None       See Below*      None

     The sales charge for Class A shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond will be determined according to the following table:


                                                   SALES CHARGE AS A
                                                     PERCENTAGE OF
                         SALES CHARGE AS A          OFFERING PRICE:
                           PERCENTAGE OF:      -------------------------
                       ---------------------                 RETAINED BY
      AMOUNT OF        OFFERING   NET AMOUNT   RETAINED BY       THE
      PURCHASE           PRICE     INVESTED      DEALER      DISTRIBUTOR
--------------------   --------   ----------   -----------   -----------
Less than $100,000       3.00%       3.09%        2.75%         0.25%
$100,000 to $249,999     2.50%       2.56%        2.25%         0.25%
$250,000 to $499,999     2.00%       2.04%        1.75%         0.25%
$500,000 to $999,999     1.50%       1.52%        1.25%         0.25%
$1,000,000 or more*      None        None       See Below*      None

The sales charge for Class A Shares of the Floating Rate Fund will be determined according to the following table:

                                                   SALES CHARGE AS A
                                                     PERCENTAGE OF
                         SALES CHARGE AS A          OFFERING PRICE:
                           PERCENTAGE OF:             RETAINED BY
                       ---------------------   -------------------------
      AMOUNT OF        OFFERING   NET AMOUNT   RETAINED BY       THE
      PURCHASE           PRICE     INVESTED      DEALER      DISTRIBUTOR
--------------------   --------   ----------   -----------   -----------
$100,000 or less         3.00%       3.09%        2.75%         0.25%
$100,000 to $249,999     2.00%       2.04%        1.75%         0.25%
$250,000 to $499,999     1.50%       1.52%        1.25%         0.25%
$500,000 or more*        None*       None*        1.00%+        None

* No sales charge applies on investments of $1 million or more ($500,000 for the Floating Rate Fund), but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Class A Shares -- Contingent Deferred Sales Charge, Class A."

+ 1% finder's fee on sales from $500,000 to $3 million, 0.50% on portion from $3 million to $5 million and 0.40% on portion of $5 million or more.

     Although an investor will not pay an initial sales charge on investments of $1,000,000 or more ($500,000 for the Floating Rate Fund), the Distributor may pay, from its own resources, a commission to dealers on such investments. See the section entitled "Purchases At Net Asset Value" below for more information.

     The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

     The sales charge applicable to an investment in Class A shares of the Intermediate Term Bond Fund will be 4.50% of the offering price per share (4.72% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the Intermediate Term Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the Intermediate Term Bond Fund on October 31, 2006.

NAV per Class A Share at October 31, 2006          $ 9.74
Per Share Sales Charge - 4.50% of offering price
   (4.72% of NAV per share)                        $ 0.46
Class A Per Share Offering Price to the Public     $10.20

     The sales charge applicable to an investment in Class A shares of the All Cap Growth Fund, All Cap Value Fund, Income Manager Fund, Balanced Fund, Growth Equity Fund, Large Cap Opportunity Fund, Mid Cap Opportunity Fund, Small Cap Opportunity Fund, and the MainStay 130/30 Funds will be 5.50% of the offering price per share (5.83% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the All Cap Growth Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the All Cap Growth Fund on October 31, 2006. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2006          $23.86
Per Share Sales Charge - 5.50% of offering price
   (5.83% of NAV per share)                        $ 1.39
Class A Per Share Offering Price to the Public     $25.25

     The sales charge applicable to an investment in Class A shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond Fund will be 3.00% of the offering price per share (3.11% of the NAV per share). Set forth below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase of Class A shares of the S&P 500 Index Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the S&P 500 Index Fund on October 31, 2006. The offering price of shares of the Indexed Bond Fund and Short Term Bond Fund can be calculated using the same method.

NAV per Class A Share at October 31, 2006          $31.85
Per Share Sales Charge - 3.00% of offering price
   (3.11% of NAV per share)                        $ 0.99
Class A Per Share Offering Price to the Public     $32.84

     The sales charge applicable to an investment in Class A shares of the Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund and Moderate Growth Allocation Fund, and MainStay Retirement Funds will be 5.50% of the offering price per share (5.80% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of a MainStay Asset Allocation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the MainStay Asset Allocation Fund on October 31, 2006. The offering price of the Class A shares of each of the MainStay Asset Allocation Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2006          $10.00
Per Share Sales Charge - 5.50% of offering price
   (5.80% of NAV per share)                        $ 0.58
Class A Per Share Offering Price to the Public     $10.58

PURCHASES AT NET ASSET VALUE

     Purchases of Class A shares in an amount equal to $1 million or more ($500,000 for the Floating Rate Fund) will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

     A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with NYLIM); employees (and immediate family members) of MacKay Shields and ICAP, respectively. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class A shares of the Funds are sold at NAV to the CollegeSense 529 Plan.

     In addition, Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

     Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc. as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

     Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders, (ii) individuals investing at least $5 million in a Fund, and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, NYLIFE Distributors LLC, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with NYLIFE Distributors LLC or its affiliates, (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors, (vi) individuals purchasing through certain registered investment advisers that maintain institutional separate accounts with ICAP, (vii) investors purchasing through certain non-broker/dealer affiliated, registered investment advisory firms, which in the aggregate invest or manage at least $100,000 in the MainStay funds, and (viii) investors purchasing through certain registered investment advisory firms that held aggregate holdings of at least $5 million in the ICAP Funds through certain platforms as of August 28, 2006, which maintain, in aggregate, investments of at least $1 million in the MainStay funds.

     Although an investor will not pay a sales charge on Class I shares or on Class A share investments of $1,000,000 or more ($500,000 for the Floating Rate
Fund), the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a sales or service arrangement. With respect to Class A share investments of $1,000,000 or more in the Funds, excluding the MainStay Cash Reserves Fund, the dealer will receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to
$4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A SHARES

     Under a right of accumulation, purchases of one or more Funds by any "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

     The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)

     Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

     On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will process an LOI adjustment.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

     In order to recover commissions paid to dealers on qualified investments of $1 million or more ($500,000 for the Floating Rate Fund), a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

     Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70-1/2 for IRA and 403(b)(7) TSA participants;
(ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

     The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

     For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

     A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

     The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the contingent deferred sales charge for all Funds except the Floating Rate Fund:

                                       CONTINGENT DEFERRED SALES CHARGE AS A
                                   PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE
YEAR SINCE PURCHASE PAYMENT MADE                      CHARGE
--------------------------------   --------------------------------------------
First                                                  5.0%
Second                                                 4.0%
Third                                                  3.0%
Fourth                                                 2.0%
Fifth                                                  2.0%
Sixth                                                  1.0%
Thereafter                                             None

     The following table sets forth the rates of the contingent deferred sales charge for the Floating Rate Fund:

                                       CONTINGENT DEFERRED SALES CHARGE AS A
                                   PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE
YEAR SINCE PURCHASE PAYMENT MADE                      CHARGE
--------------------------------   --------------------------------------------
First                                                  3.0%
Second                                                 2.0%
Third                                                  2.0%
Fourth                                                 1.0%
Thereafter                                             None

     In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

     The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the record keeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates;
(ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy.. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

     Shareholders should notify MainStay Investments, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

     A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund;
(viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

PURCHASES AND REDEMPTIONS - ADDITIONAL INFORMATION

     Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Funds may allow. Send your written request to MainStay Investments, P.O. Box 8401, Boston, Massachusetts 02266-8401.

     Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

     In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number.

     The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

     Purchases and redemptions for Class A, Class B, Class C, Class I, Class R1, Class R2, and Class R3 shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

     Certain clients of the Manager and the Subadvisor may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

     The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

     The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

     For shares of the Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

     The Company/Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Company/Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Company/Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Company/Trust has requested) has been provided.


     The Funds have entered into a committed line of credit with State Street Bank and Trust Company, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large or unanticipated redemption requests.


REDEMPTION FEE

     The MainStay Floating Rate Fund, the MainStay 130/30 International Fund and the MainStay 130/30 High Yield Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares made within 60 days of purchase. The redemption fees are received directly by the Fund and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLANS

     MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

REDEMPTIONS IN KIND

     The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

     The Company/Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Company/Trust; or (4) at any other time when the Company/Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

     Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

     Subject to the conditions and limitations described herein, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of a Fund may be exchanged for shares of an identical class, if offered, of any series of any other open-end investment company sponsored, advised or administered by NYLIM, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time) or by accessing your account via www.mainstayfunds.com.

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

     Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Cash Reserves Fund for Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

     Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges of those shares into the Cash Reserves Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Cash Reserves Fund even though the Cash Reserves Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of the Cash Reserves Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Class A shares with respect to Class B shares) stops until the shares are exchanged back into shares of another MainStay Fund.

     In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. number. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

     For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

     The exchange privilege may be modified or withdrawn at any time upon prior notice.

NET ASSET VALUE

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     The Funds determine the net asset value per share ("NAV") of each class of each Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm, Eastern time) for each class of shares of each Fund (except the MainStay Cash Reserves Fund, which is determined at noon, New York City time), by dividing the current market value (amortized cost, in the case of the MainStay Cash Reserves Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

     Portfolio securities of the Cash Reserves Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Cash Reserves Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     Portfolio securities of each of the other Funds are valued:

     (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

     (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

     (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

     (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

     (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

     (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

     (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

     Floating Rate Loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

     Typically Floating Rate Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company and the Company/Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.

     A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the times their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Manager and Subadvisor, as applicable, will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager and Subadvisor will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company or Trust, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                          TAX-DEFERRED RETIREMENT PLANS

         CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR
                   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

     Shares of a Fund may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. Funds may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     Shares of a Fund may also be purchased by an IRA. Both traditional IRAs and Roth IRAs may purchases shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.

     TRADITIONAL IRAs. An individual may contribute as much as $4,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of
(1) $4,000, or (2) the sum of (i) the compensation includible in the working spouse's gross income plus (ii) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $8,000. The maximum deduction for an IRA contribution (including catch-up contributions discussed below) by an individual over 50 is $5,000 and by a married couple is $10,000.

     Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

     An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA that is deductible for federal income tax purposes. A contribution is fully deductible if an individual is an active participant in an employer's retirement plan only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($83,000 for married individuals filing a joint return and $52,000 for single filers). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $156,000 - $166,000 ($0 - $10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

     Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

     ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $4,000 ($8,000 for a married couple, $5,000 for individuals over age 50, and $10,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $99,000 and $114,000 ($156,000 - $166,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death;
(3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

     Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

     COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly).
Earnings are tax-deferred until a
distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution.

     All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(B)(7) TAX SHELTERED ACCOUNT

     Shares of a Fund may also be purchased by a tax sheltered custodial account (403(b)(7) TSA plans) made available by the Distributor. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations, educational institutions or public school systems) are eligible to participate in 403(b)(7) TSA plans.

GENERAL INFORMATION

     Shares of a Fund are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts (CESAs) and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions.

     The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

     The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                                 TAX INFORMATION

     The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long- term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

     The MainStay Asset Allocation Funds and the MainStay Retirement Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such those funds invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of The MainStay Retirement Funds and the MainStay Asset Allocation Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of The MainStay Retirement Funds and the MainStay Asset Allocation Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by The MainStay Retirement Funds and the MainStay Asset Allocation Funds could therefore affect the amount, timing and character of distributions to their shareholders.

     Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

     If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

     The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     The MainStay Asset Allocation Funds and the MainStay Retirement Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the MainStay Retirement Funds or the MainStay Asset Allocation Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from debt instruments will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

     Under recently enacted tax legislation, the maximum individual tax rate on income from long-term capital gains and qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The reduced tax rate on long-term capital gains and qualified dividends is currently scheduled to expire after 2010 in the absence of further congressional action. Since many of the stocks in which the Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate. A portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Retirement Funds may be treated as qualified dividends to the extent that the Underlying Funds receive qualified dividends.

     If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.


     The MainStay Retirement Funds and the MainStay Asset Allocation Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which the MainStay Retirement Funds or the MainStay Asset Allocation Funds invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. Depending on a the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' percentage ownership in an Underlying Fund both before and after a redemption, the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' redemption of shares of such Underlying Fund may cause the MainStay Retirement Funds or the MainStay Asset Allocation Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. As a result of these factors, the use of the fund-of-funds structure by the MainStay Retirement Funds and the MainStay Asset Allocation Funds could therefore affect the amount, timing and character of distributions to shareholders.


     A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Distributions by a Fund (other than the MainStay Cash Reserves Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

     A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated. The MainStay Retirement Funds and the MainStay 130/30 Funds had not commenced operations as of October 31, 2006. Therefore, no amounts are indicated for those funds.

                                                      CAPITAL LOSS AMOUNT
FUND                              AVAILABLE THROUGH         (000'S)
-------------------------------   -----------------   -------------------
ALL CAP GROWTH FUND                      2012             $ 4,031
                                                          -------
                                                            4,031
                                                          -------
BALANCED FUND                             N/A                 N/A
CASH RESERVES FUND                       2012             $     2
                                         2013                   1
                                                          -------
                                                                3
                                                          -------
CONSERVATIVE ALLOCATION FUND              N/A                 N/A
FLOATING RATE FUND                       2012             $   229
                                         2013               3,166
                                         2014               1,436
                                                          -------
                                                            4,831
                                                          -------
GROWTH ALLOCATION FUND                    N/A                 N/A
GROWTH EQUITY FUND                        N/A                 N/A
INDEXED BOND FUND                        2007             $ 1,410
                                         2008               1,793
                                         2009                 105
                                         2014               4,570
                                                          -------
                                                            7,878
                                                          -------
INTERMEDIATE TERM BOND FUND              2007             $ 4,032
                                         2008               3,661
                                         2010                 898
                                         2014               1,388
                                                          -------
                                                            9,979
                                                          -------
MID CAP OPPORTUNITY FUND                  N/A                 N/A
MODERATE ALLOCATION FUND                  N/A                 N/A
MODERATE GROWTH ALLOCATION FUND           N/A                 N/A
S&P 500 INDEX FUND                       2010             $26,183
                                         2013               5,221
                                         2014              52,054
                                                          -------
                                                           83,458
                                                          -------
SHORT TERM BOND FUND                     2007             $   572

                                         2008                 758
                                         2009                 159
                                         2010                  35
                                         2011                  --(a)
                                         2012                 297
                                         2013               1,183
                                         2014                 816
                                                          -------
                                                            3,820
                                                          -------
SMALL CAP OPPORTUNITY FUND               2014             $ 3,271
                                                          -------
                                                            3,271
                                                          -------

* The MainStay 130/30 Funds and MainStay Retirement Funds had not commenced operations as of October 31, 2006. Therefore, no amounts are indicated for those funds.

(a)  Less than one thousand.

The All Cap Growth, All Cap Value, Income Manager and Large Cap Opportunity Funds utilized $38,647,803, $7,768,816, $34,124,437 and $7,814, respectively, of capital loss carryforwards during the year ended October 31, 2006.

In addition, the Short Term Bond Fund had $63,145 of capital loss carryforwards that expired.

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

     A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section

988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

     Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and, therefore, is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short term capital gain.

TAXATION OF OPTIONS, FUTURES CONTRACTS AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts, and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

     Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.


     Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.


     A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

     Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

     Recently enacted rules may affect the timing and character of gain if an Underlying Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If an Underlying Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Underlying Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Underlying Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Underlying Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN TAXES

     Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

     Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, none of the Funds are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. In the event that such an election were made, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and would be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to various limitations, including a holding period requirement for Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

     Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.

     Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

     Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Cash Reserves Fund), except in the case of certain exempt shareholders.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions

     Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

     Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

FOREIGN INVESTORS

     The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

CAPITALIZATION

     The Funds are separate portfolios of the Company and the Trust. The Funds are authorized to offer shares in one or more of the following classes: Class A, Class B, Class C (which include, for certain of the Funds, L Class shares that were redesignated as Class C shares as of January 1, 2004), Class I (which, prior to January 1, 2004, was named the No-Load Class), Class R1, Class R2 and Class R3 shares. The MainStay Cash Reserves Fund is also authorized to offer the Sweep Class of shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

     Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     KPMG, has been selected as independent registered public accounting firm for the Company and the Trust. KPMG examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.


TRANSFER AGENT

     NYLIM Service Company LLC ("NYLIM SC" or "MainStay Investments"), an affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder Servicing Agent. MainStay Investments, whose address is 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MainStay Investments provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MainStay Investments is paid per account fee and out-of-pocket expenses by the Funds. MainStay Investments has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 30 Dan Road, Canton, Massachusetts 02021-2809 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street Bank and retains the interest earnings generated from these accounts.

     BFDS will perform certain of the services for which MainStay Investments is responsible. In addition, the Fund or MainStay Investments may contract with other service organizations, including affiliates of MainStay Investments and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

     Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes may be relatively higher than industry average. The Trust may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Trust's transfer agent fees and expenses, in addition to the imposition of a small account fee.

CUSTODIAN

     State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, is custodian of cash and securities of the Funds of the Company and Trust and has subcustodial agreements for holding the Funds' foreign assets.

LEGAL COUNSEL

     Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

     Under certain circumstances, shareholders of the Funds of the Trust may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

     In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS


     As of November 30, 2007, the Trustees/Directors and officers of the Trust/Company as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds. The following table sets forth information concerning beneficial and record ownership, as of November 30, 2007 (except for MainStay 130/30 High Yield Fund which had not yet commenced operations), of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund.


ECLIPSE FUNDS


                                                                                    NUMBER OF
                                                                                   BENEFICIAL
                                                                                    OWNERSHIP      PERCENTAGE
NAME OF FUND AND TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER           SHARES         OF CLASS
--------------------------------   ------------------------------------------   ----------------   ----------
MainStay Balanced Fund - Class A   New York Life Trust Company                      817,087.9820         5.87%
                                   Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Balanced Fund - Class B   Merrill Lynch Pierce Fenner & Smith Inc.         378,242.3930         7.47%
                                   -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   Citigroup Global Markets Inc.                    309,223.9400         6.11%
                                   House Account
                                   Attn: Peter Booth 7th Floor
                                   333 W. 34th Street
                                   New York, NY 10001-2402

MainStay Balanced Fund - Class C   Merrill Lynch Pierce Fenner & Smith Inc.       1,076,662.1030        19.53%
                                   -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   Citigroup Global Markets Inc.                    980,794.5520        17.79%
                                   House Account
                                   Attn: Peter Booth 7th Floor
                                   333 W. 34th Street
                                   New York, NY 10001-2402

MainStay Balanced Fund - Class I   New York Life Trust Company                    7,976,738.5360        56.11%
                                   Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   Charles Schwab & Company Inc.                  1,694,398.5900        11.92%
                                   Attn: Mutual Fund Dept
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4151

                                   Raymond James & Association Inc.               1,251,808.0440         8.81%
                                   FBO Helios Education
                                   BIN# 86628760
                                   880 Carillon Parkway
                                   St. Petersburg, FL 33716-1100

MainStay Balanced Fund -           New York Life Trust Company                    2,418,280.6060        99.98%
Class R1                           Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Balanced Fund -           New York Life Trust Company                    3,074,501.6920        83.21%
Class R2                           Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Balanced Fund -           MG Trust Company Cust FBO                            592.3060        43.46%
Class R3                           Law Offices of Ripley and Associate
                                   700 17th. Street, Suite 300
                                   Denver, CO 80202-3531

                                   New York Life Investment Management LLC              385.3250        28.27%
                                   Attn: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   MG Trust Company Cust FBO 401k Plan                  342.3910        25.12%
                                   FBO Dan Worley Plumbing Inc.
                                   700 17th St. Suite 300
                                   Denver CO 80202-3531

MainStay Mid Cap Opportunity       Merrill Lynch Pierce Fenner & Smith Inc.         301,810.9240        12.78%
Fund - Class A                     -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

MainStay Mid Cap Opportunity       Merrill Lynch Pierce Fenner & Smith Inc.         152,111.7280        17.93%
Fund - Class C                     -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   Citigroup Global Markets Inc.                    65,912.0680          7.77%
                                   House Account
                                   333 W. 34th Street
                                   New York, NY 10001-2402

MainStay Mid Cap Opportunity       Charles Schwab & Company Inc.                    207,105.8640        31.18%
Fund - Class I                     Attn: Mutual Fund Dept
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4151

                                   Bodine Hourly - TCM                              128,869.5990        19.40%
                                   NYLIFE Investment Management
                                   51 Madison Avenue, 2nd. Floor
                                   New York, NY 10010-1610

                                   Mid-Continent Minerals Corporation               33,770.9910          5.08%
                                   Pension Plan c.o Robert Delaney
                                   1317 Grand Avenue, Suite 228
                                   Glenwood Springs, CO 81601-3841

MainStay Mid Cap Opportunity       American Exhibition Services LLC                   1,823.8850        52.17%
Fund - Class R3                    805 S Wheatly Suite 600
                                   Ridgeland, MS 39157-5005

                                   New York Life Investment Management LLC              371.7530        10.63%
                                   Attn: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   MG Trust Company FBO                                1,300.572        37.20%
                                   Carmen Group Inc.
                                   700 17th St. Suite 300
                                   Denver, CO 80202-3531

MainStay Mid Cap Opportunity -     American Exhibition Services LLC                   2,007.8870        71.13%
Class R3                           401K PSP
                                   805 S. Wheatley Street, Suite 600
                                   Ridgeland, MS 31957-5005

                                   MG Trust Company Cust FBO                            443.1000        15.70%
                                   Carmen Group Inc.
                                   700 17th Street, Suite 300
                                   Denver, CO 80202-3531

                                   New York Life Investment Management                  371.7530        13.17%
                                   ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Small Cap Opportunity     Merrill Lynch Pierce Fenner & Smith Inc.       1,797,400.7410        12.10%
Fund - Class A                     -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   Great West Life Insurance Company                838,619.2680         5.65%
                                   8515 E. Orchard Road, #2T2
                                   Greenwood Village, CO 80111-5002

MainStay Small Cap Opportunity     Merrill Lynch Pierce Fenner & Smith Inc.         797,004.2710        28.36%
Fund - Class C                     -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   Citigroup Global Markets Inc.                    292,585.4520        10.41%
                                   House Account
                                   Attn: Peter Booth 7th Floor
                                   333 W. 34th Street
                                   New York, NY 10001-2402

MainStay Small Cap Opportunity     New York Life Trust Company                    3,889,256.3680        13.58%
Fund - Class I                     169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   State Street Bank & Trust FBO                  3,848,979.3250        13.43%
                                   Various Retirement Plans
                                   4 Manhattanville Road
                                   Purchase, NY 10577-2139

                                   Charles Schwab & Company Inc.                  2,828,473.0990         9.87%
                                   Attn: Mutual Fund Dept
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4151

                                   New York Life Progress-Sharing Investment      2,409,517.2200         8.41%
                                   Plan Program
                                   c/o Maria Mauceri
                                   51 Madison Avenue Room 1305
                                   New York, NY 10010-1603

                                   Merrill Lynch Pierce Fenner & Smith Inc.       1,552,500.2330         5.42%
                                   -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484


ECLIPSE FUNDS INC.


                                                                                    NUMBER OF
                                                                                   BENEFICIAL
                                                                                    OWNERSHIP      PERCENTAGE
NAME OF FUND AND TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER           SHARES         OF CLASS
--------------------------------   ------------------------------------------   ----------------   ----------
MainStay 130/30 Core Fund -        Merrill Lynch Pierce Fenner & Smith Inc.          22,535.8400        53.14%
Class A                            -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   LPL Financial Services, A/C 4379-4991              5,154.6390        12.15%
                                   9785 Towne Centre Drive
                                   San Diego, CA 92121-1968

                                   Christopher O. Blunt                               4,965.2430        11.71%
                                   9 Yarmouth Road
                                   Norwalk, CT 06853-1842

                                   New York Life Insurance Company                    2,500.0000         5.89%
                                   ATTN: Thomas Mahon
                                   51 Madison Avenue, Room 201
                                   New York, NY 10010-1603

MainStay 130/30 Core Fund -        New York Life Insurance Company                    2,500.0000        68.90%
Class C                            ATTN: Thomas Mahon
                                   51 Madison Avenue, Room 201
                                   New York, NY 10010-1603

                                   Pershing LLC                                       1,128.6680        31.10%
                                   P.O. Box 2052
                                   Jersey City, NJ 07303-2052

MainStay 130/30 Core Fund -        New York Life Insurance Company                2,495,000.0000        99.60%
Class I                            ATTN: Thomas Mahon
                                   51 Madison Avenue, Room 201
                                   New York, NY 10010-1603

MainStay 130/30 Growth Fund -      LPL Financial Services, A/C 1773-4964              4,198.1980         9.03%
Class A                            9785 Towne Centre Drive
                                   San Diego, CA 92121-1968

                                   LPL Financial Services, A/C 3272-8608              4,054.0540         8.72%
                                   9785 Towne Centre Drive
                                   San Diego, CA 92121-1968

                                   LPL Financial Services, A/C 5632-9520              3,678.5380         7.91%
                                   9785 Towne Centre Drive
                                   San Diego, CA 92121-1968

                                   LPL Financial Services, A/C 3524-4392              3,593.8900         7.73%
                                   9785 Towne Centre Drive
                                   San Diego, CA 92121-1968

                                   LPL Financial Services, A/C 6705-9921              3,577.7130         7.69%
                                   9785 Towne Centre Drive
                                   San Diego, CA 92121-1968

                                   LPL Financial Services, A/C 1251-6968              3,183.0600         6.84%
                                   9785 Towne Centre Drive
                                   San Diego, CA 92121-1968

                                   LPL Financial Services, A/C 7289-6220              3,079.6790         6.62%
                                   9785 Towne Centre Drive
                                   San Diego, CA 92121-1968

                                   New York Life Investment Management                2,500.0000         5.38%
                                   ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

M MainStay 130/30 Growth Fund -    New York Life Investment Management                2,500.0000        29.63%
Class C                            ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   Jonathan Heller                                    1,741.5240        20.64%
                                   TOD Registration On File
                                   9 Dawson Avenue
                                   West Orange, NJ 07052-2307

                                   NFS LLC FEBO                                       1,662.8780        19.71%
                                   Robert N. Horowitz
                                   Marcia L. Stefanick
                                   1712 William Henry Court
                                   Los Altos, CA 94024-6143

                                   NFS LLC FEBO                                         975.6100        11.56%
                                   Bruce J. Vicknair
                                   Martha D. Vicknair
                                   201 Ashland Drive
                                   Thibodaux, LA 70301-2901

                                   NFS LLC FEBO                                         827.9950         9.81%
                                   Glenda T. Whitaker
                                   P.O. Box 701
                                   Natalbany, LA 70451-0701

M MainStay 130/30 Growth Fund -    New York Life Investment Management            1,032,301.9620        57.93%
Class I                            ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   New York Life Insurance Company                  614,028.2730        34.46%
                                   MAINSTAY VP Moderate Growth Allocation
                                   c/o Tony Elavia (57230)
                                   51 Madison Avenue, Lobby 2
                                   ATTN: EIG Group, Maggie Goodman
                                   New York, NY 10010-1610

                                   New York Life Insurance Company                  135,682.0360         7.61%
                                   MAINSTAY VP Growth Allocation
                                   c/o Tony Elavia (57210)
                                   51 Madison Avenue, Lobby 2
                                   ATTN: EIG Group, Maggie Goodman
                                   New York, NY 10010-1610

MainStay 130/30 International      New York Life Investment Management                2,500.0000        76.99%
Fund - Class A                     ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   New York Life Trust Company                          476.6440        14.68%
                                   Cust for the Roth IRA of
                                   Daniel J. Jesberger
                                   518 Old Indian Mound Trail
                                   Sun Prairie, WI 53590-3402

                                   Janice K. Ragland                                    250.7530         7.72%
                                   TOD Registration On File
                                   13631 Flagstone Lane
                                   Dallas, TX 75240-5820

MainStay 130/30 International      NFS LLC FEBO                                       2,642.7060        46.53%
Fund - Class C                     Douglas K. Alder
                                   Laurie L. Alder
                                   29703 Commons Superior Drive
                                   Huffman, TX 77336-3034

                                   New York Life Investment Management                2,500.0000        44.02%
                                   ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   C/O Parsons                                          390.3830         6.87%
                                   NFS LLC FEBO
                                   Gregory Baer
                                   P.O. Box 9123
                                   Dubai, United Arab Emirates

MainStay 130/30 International      New York Life Investment Management            1,153,656.3980        31.32%
Fund - Class I                     ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   New York Life Insurance Company                  538,833.0620        14.63%
                                   MAINSTAY VP Moderate Growth Allocation
                                   c/o Tony Elavia (57230)
                                   51 Madison Avenue, Lobby 2
                                   ATTN: EIG Group, Maggie Goodman
                                   New York, NY 10010-1610

                                   New York Life Insurance Company                  506,807.4640        13.76%
                                   MAINSTAY Moderate Growth Allocation Fund
                                   1180 Avenue of the Americas, 22nd. Floor
                                   ATTN: Maggie Goodman
                                   New York Life Investment Management
                                   New York, NY 10036-8401

                                   New York Life Insurance Company                  380,253.7140        10.32%
                                   MAINSTAY Moderate Growth Allocation Fund
                                   1180 Avenue of the Americas, 22nd. Floor
                                   ATTN: Maggie Goodman
                                   New York Life Investment Management
                                   New York, NY 10036-8401

                                   MAINSTAY VP Moderate Growth Allocation           361,833.5230         9.82%
                                   c/o Tony Elavia (57210)
                                   51 Madison Avenue, Lobby 2
                                   ATTN: EIG Group, Maggie Goodman
                                   New York, NY 10010-1610

                                   New York Life Insurance Company                  304,041.9260         8.26%
                                   MAINSTAY Moderate Allocation Fund
                                   1180 Avenue of the Americas, 22nd. Floor
                                   ATTN: Maggie Goodman
                                   New York Life Investment Management
                                   New York, NY 10036-8401

                                   MAINSTAY VP Moderate Allocation                  279,911.8270         7.60%
                                   c/o Tony Elavia (57220)
                                   51 Madison Avenue, Lobby 2
                                   ATTN: EIG Group, Maggie Goodman
                                   New York, NY 10010-1610

MainStay Cash Reserve Fund -       New York Life Trust Company                  255,185,841.6960        75.64%
Class I                            Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Cash Reserve Fund -       National Financial Services LLC              381,580,387.1600       100.00%
Class SW                           for exclusive benefit of our customers
                                   c/o Mutual Funds Dept 5th Fl.
                                   200 Liberty Street
                                   1 World Financial Center
                                   New York, NY 10281-1003

MainStay Conservative Allocation   Merrill Lynch Pierce Fenner & Smith Inc.         137,270.1850         8.54%
Fund - Class C                     -for the sole benefit of its customers
                                   Attn: Fund Administration 97YK8
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

MainStay Conservative Allocation   Evergreen Teachers Association                    51,287.8200        44.12%
Fund - Class I                     Health & Welfare Trust
                                   P.O. Box 5057
                                   San Jose, CA 95150-5057

                                   BB & T Company of VA Cust                         25,324.2650        21.79%
                                   FBO IPC Prototype Plan
                                   C/o Cynthia Jones
                                   PO Box 8095
                                   Virgina Beach VA 23450-8095

                                   New York Life Trust Company                       10,596.5140         9.12%
                                   Cust for the Rollover IRA
                                   of Michael N. Swinburn
                                   7537 Teak Way
                                   Rch Cucamonga, CA 91730-1532

                                   New York Life Trust Company                        9,506.6920         8.18%
                                   Cust for the Rollover IRA
                                   of Diane S. Morton
                                   147 Alamo Hills Court
                                   Alamo, CA 94507-2243

                                   New York Life Trust Company                        7,030.2670         6.05%
                                   Cust for the Rollover IRA of
                                   Suzanne C. Sullivan
                                   111 W. 3rd. Avenue, Apt. 205
                                   San Mateo, CA 94402-7101
                                   Trustees of the Retirement Plan for the            5,813.5950         5.00%
                                   Employees of the Tire Exchange of Greer
                                   c/o J. Verne Smith
                                   P.O. Box 528
                                   Greer, SC 29652-0528

MainStay Floating Rate Fund -      Merrill Lynch Pierce Fenner & Smith Inc.       5,021,354.4670         8.20%
Class A                            -for the sole benefit of its customers
                                   ATTN: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

MainStay Floating Rate Fund -      Merrill Lynch Pierce Fenner & Smith Inc.       4,307,555.8520        18.44%
Class C                            -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   Citigroup Global Markets Inc.                  2,492,059.3380        10.67%
                                   House Account
                                   Attn: Peter Booth 7th Floor
                                   333 W. 34th Street
                                   New York, NY 10001-2402

MainStay Floating Rate Fund -      New York Life Insurance Company                1,718,177.4410        26.90%
Class I                            MainStay Moderate Growth Allocation Fund
                                   1180 Avenue of the Americas, 22nd. Floor
                                   Attn: Maggie Goodman
                                   New York Life Investment Management
                                   New York, NY 10036-8401

                                   New York Life Insurance Company                1,555,208.6290        24.35%
                                   MainStay Moderate Allocation Fund
                                   1180 Avenue of the Americas, 22nd. Floor
                                   Attn: Maggie Goodman
                                   New York Life Investment Management
                                   New York, NY 10036-8401

                                   Raymond James & Association Inc.               1,194,713.2780        18.71%
                                   FBO Helios Education
                                   BIN# 86628760
                                   880 Carillon Parkway
                                   St. Petersburg, FL 33716-1100

                                   MainStay Conservative Allocation Fund            960,724.6790        15.04%
                                   c/o Maggie Goodman
                                   1180 Avenue of the Americas, 22nd. Floor
                                   New York, NY 10036-8401

MainStay Growth Allocation Fund    Merrill Lynch Pierce Fenner & Smith Inc.         102,829.7650        10.04%
- Class C                          -for the sole benefit of its customers
                                   Attn: fund Administration 97YK8
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484


MainStay Growth Allocation Fund    Gunite Workers Local 345                          25,594.9640        69.92%
- Class I                          P.O. Box 3345
                                   Burbank, CA 91508-3345

                                   James A. Williams                                  2,712.1260         7.41%
                                   TR UTU Administrative Health Plan
                                   FBO Tamara Jara
                                   5905 Rosemead Blvd., Unit 6
                                   Pico Rivera, CA 90660-3080

                                   Bradford C. Brown                                  2,143.7500         5.86%
                                   Shannon E. Brown
                                   JT Ten
                                   1223 Ideal Way
                                   Charlotte, NC 28203-5747

MainStay Growth Equity Fund -      New York Life Insurance Company                    5,000.0000        84.21%
Class A                            Attn: Thomas Mahon Room 201
                                   51 Madison Avenue
                                   New York, NY 10010-1603

                                   Michael M. Reifel                                    937.5000        15.79%
                                   TOD Registration On File
                                   128 Colonial Parkway, Apt. 4K
                                   Yonkers, NY 10710-3827

MainStay Growth Equity Fund -      New York Life Insurance Company                    5,000.0000       100.00%
Class B                            Attn: Thomas Mahon Room 201
                                   51 Madison Avenue
                                   New York, NY 10010-1603

MainStay Growth Equity Fund -      New York Life Insurance Company                    5,000.0000       100.00%
Class C                            Attn: Thomas Mahon Room 201
                                   51 Madison Avenue
                                   New York, NY 10010-1603

MainStay Growth Equity Fund -      New York Life Insurance Company                2,676,341.4640        19.21%
Class I                            MainStay VP Moderate Allocation Fund
                                   c/o Tony Elavia (57230)
                                   51 Madison Avenue
                                   2nd Fl. - EIG Group
                                   Attn: Maggie Goodman
                                   New York, NY 10010-1609

                                   New York Life Insurance Company                2,509,681.7680        18.02%
                                   MainStay Moderate Growth Allocation Fund
                                   ATTN: Maggie Goodman
                                   51 Madison Avenue
                                   EIG Operations - 2nd Fl.
                                   Attn: M. Goodman
                                   New York, NY 10010-1603

                                   New York Life Insurance Company                1,749,956.7960        12.56%
                                   MainStay Growth Allocation Fund
                                   c/o Tony Elavia
                                   51 Madison Avenue
                                   EIG Operations - 2nd Fl.
                                   Attn: M. Goodman
                                   New York, NY 10010-1603

                                   New York Life Insurance Company                1,738,239.7600        12.48%
                                   MainStay Moderate Allocation Fund
                                   c/o Tony Elavia
                                   51 Madison Avenue
                                   EIG Operations - 2nd Fl.
                                   Attn: M. Goodman
                                   New York, NY 10010-1603

                                   MainStay VP Moderate Allocation Fund           1,649,810.6530        11.84%
                                   c/o Tony Elavia (57220)
                                   51 Madison Avenue Lobby 2
                                   Attn: EIG Group Attn: M. Goodman
                                   New York, NY 10010-1609

                                   MainStay VP Growth Allocation Fund             1,648,820.1160        11.84%
                                   c/o Tony Elavia (57210)
                                   51 Madison Avenue Lobby 2
                                   Attn: EIG Group Attn: M. Goodman
                                   New York, NY 10010-1609

                                   New York Life Insurance Company                  776,509.0790         5.57%
                                   Attn: Thomas Mahon Room 201
                                   51 Madison Avenue
                                   New York, NY 10010-1603

MainStay Income Manager Fund -     New York Life Trust Company                      372,288.5250         6.13%
Class A                            Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Income Manager Fund -     Merrill Lynch Pierce Fenner & Smith Inc.         198,904.6150        21.70%
Class C                            -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   Citigroup Global Markets Inc.                     48,270.7980         5.27%
                                   House Account
                                   ATTN: Peter Booth, 7th Floor
                                   333 W. 34th. Street
                                   New York, NY 10001-2402

MainStay Income Manager Fund -     New York Life Trust Company                    8,158,661.5990        48.80%
Class I                            Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   New York Life Progress-Sharing                 4,837,742.5390        28.93%
                                   Investment Plan Program
                                   c/o Maria Mauceri
                                   51 Madison Avenue Room 1305
                                   New York, NY 10010-1603

MainStay Indexed Bond Fund -       New York Life Trust Company                    2,653,531.0000        48.84%
Class A                            Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Indexed Bond Fund -       New York Life Trust Company                   15,083,132.6770        41.11%
Class I                            Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   New York Life Insurance Company                6,893,082.8070        18.79%
                                   MainStay Moderate Allocation Fund
                                   1180 Avenue of the Americas, 22nd. Floor
                                   Attn: Maggie Goodman
                                   New York Life Investment Management
                                   New York, NY 10036-8401

                                   New York Life Insurance Company                4,279,452.1990        11.66%
                                   MainStay Conservative Allocation Fund
                                   c/o Maggie Goodman
                                   1180 Avenue of the Americas, 22nd. Floor
                                   Attn: Maggie Goodman
                                   New York, NY 10010-1603

                                   New York Life Foundation                       3,806,899.6400        10.38%
                                   c/o Mr. Charles Holek
                                   51 Madison Avenue Room 504
                                   New York, NY 10010-1603

                                   New York Life Insurance Company                2,615,237.2060         7.13%
                                   MainStay Moderate Growth Allocation Fund
                                   c/o Maggie Goodman
                                   1180 Avenue of the Americas, 22nd. Floor
                                   Attn: Maggie Goodman
                                   New York, NY 10010-1603

MainStay Intermediate Term Bond    New York Life Trust Company                      415,990.9740        39.58%
Fund - Class A                     Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Intermediate Term Bond    Merrill Lynch Pierce Fenner & Smith Inc.          18,058.6200         5.95%
Fund - Class B                     -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   Citigroup Global Markets Inc.                     17,122.7560         5.65%
                                   House Account
                                   Attn: Peter Booth 7th Floor
                                   333 W. 34th Street
                                   New York, NY 10001-2402

MainStay Intermediate Term Bond    Merrill Lynch Pierce Fenner & Smith Inc.         101,312.7750        33.51%
Fund - Class C                     -for the sole benefit of its customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   Citigroup Global Markets Inc.                     18,940.1630         6.27%
                                   House Account
                                   Attn: Peter Booth, 7th Floor
                                   333 W. 34th Street
                                   New York, NY 10001-2402

                                   MFS LLC FEBO                                      18,092.9680         5.98%
                                   Allan F. and Minnie M. Gotro Trust
                                   Michael F. Gotro TTEE
                                   U/A 12/20/94
                                   28261 Alava
                                   Mission Viejo, CA 92692-1627

MainStay Intermediate Term Bond    New York Life Insurance Co.                    2,568,389.0580        17.89%
Fund - Class I                     c/o Richard Schwartz
                                   51 Madison Avenue Room 201
                                   New York, NY 10010-1603

                                   New York Life Trust Company                    2,203,609.1560        15.35%
                                   Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   New York Life Insurance Co. Agents'            2,090,389.5520        14.56%
                                   Health and Life Benefit Trust
                                   Life Benefits
                                   c/o Maria Mauceri
                                   51 Madison Avenue Room 1305
                                   New York, NY 10010-1603

                                   New York Life Insurance Co. Employees'         1,924,804.1700        13.41%
                                   Health and Life Benefit Trust
                                   Life Benefits
                                   c/o Maria Mauceri
                                   51 Madison Avenue Room 1305
                                   New York, NY 10010-1603

                                   New York Life Separate Accounts                1,454,011.0810        10.13%
                                   Attn: Carol Meyer
                                   C/o Darrel Thompson
                                   101 Barclays Street, 8 East Fl.
                                   New York, NY 10286-0001

                                   New York Life Insurance Company                1,343,138.7880         9.36%
                                   MainStay Moderate Allocation Fund
                                   1180 Avenue of the Americas, 22nd. Floor
                                   Attn: Maggie Goodman
                                   New York Life Investment Management
                                   New York, NY 10036-8401

                                   New York Life Insurance Company                  831,654.0960         5.79%
                                   MainStay Moderate Allocation Fund
                                   1180 Avenue of the Americas, 22nd. Floor
                                   Attn: Maggie Goodman
                                   New York Life Investment Management
                                   New York, NY 10036-8401

MainStay Large Cap Opportunity     New York Life Investment Management LLC            5,524.4210        84.26%
Fund - Class A                     Christine Dempsey TRA
                                   Wilson Gibson TRA
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   Pershing LLC                                         536.7020         8.19%
                                   P.O. Box 2052
                                   Jersey City, NJ 07303-2052

MainStay Large Cap Opportunity     New York Life Investment Management LLC            5,477.5310        71.19%
Fund - Class B                     Christine Dempsey TRA
                                   Wilson Gibson TRA
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   New York Life Trust Company                          701.3610         9.11%
                                   Custodian for the Roth IRA of
                                   Micaela Orpheus
                                   96 Prospect Street
                                   Manchester, CT 06040-6533

                                   Edouard N. Dawson                                   411..2640         5.34%
                                   360 McClellan Ave
                                   Hamilton NJ 08610-6050

MainStay Large Cap Opportunity     New York Life Investment Management LLC            5,477.5310       100.00%
Fund - Class C                     Christine Dempsey TRA
                                   Wilson Gibson TRA
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Large Cap Opportunity     New York Life Investment Management LLC          457,901.8520        99.11%
Fund - Class I                     Christine Dempsey TRA
                                   Wilson Gibson TRA
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Mid Cap Opportunity -     American Exhibition Services LLC                   2,007.8870        71.13%
Class R3                           401K PSP
                                   805 S. Wheatley Street, Suite 600
                                   Ridgeland, MS 31957-5005

                                   MG Trust Company Cust FBO                            443.1000        15.70%
                                   Carmen Group Inc.
                                   700 17th Street, Suite 300
                                   Denver, CO 80202-3531

                                   New York Life Investment Management                  371.7530        13.17%
                                   ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

MainStay Moderate Allocation       District Council No. 16 Organizing Fund          114,534.6090        20.60%
Fund - Class I                     ATTN: Doug Christopher
                                   2705 Constitution Drive
                                   Livermore, CA 94551-9206

                                   International Union of Operating
                                   Engineers Local 3                                 82,653.8840        14.86%
                                   Management Contract RP
                                   ATTN: Accounting Department
                                   1640 S. Loop Road
                                   Alameda, CA 94502-7089

                                   Evergreen Teachers Association                    48,026.4950         8.64%
                                   Health and Welfare Trust
                                   P.O. Box 5057
                                   San Jose, CA 95150-5057

                                   Merrill Lynch Pierce Fenner & Smith Inc.         147,319.5510         6.89%
                                   -for the sole benefit of its customers
                                   Attn: Fund Administration 97YK8
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

                                   Machinists Auto Trades                            34,226.5650         6.15%
                                   District Lodge 190
                                   7717 Oakport Street
                                   Oakland, CA 94621-2026

                                   International Union of Operating
                                   Engineers Local 3                                 28,834.8520         5.19%
                                   Management Contract RP
                                   ATTN: Accounting Department
                                   1640 S. Loop Road
                                   Alameda, CA 94502-7089

                                   Plaster Tenders Const & Gen Laborers
                                   Local No.802                                      29,403.1990         5.29%
                                   ATTN: Debra A. Baker
                                   540 N. Marine Avenue
                                   Wilmington, CA 90744-5528

MainStay Moderate Growth           Merrill Lynch Pierce Fenner & Smith Inc.         130,927.8660         7.16%
Allocation Fund - Class C          -for the sole benefit of its customers
                                   Attn: Fund Administration 97YK8
                                   4800 Deer Lake Drive East, 3rd Fl.
                                   Jacksonville, FL 32246-6484

MainStay Moderate Growth           The Gary M. Patricia. J. O'Neill                  23,474.1780        32.49%
Allocation Fund - Class I          Revovcable Living Trust
                                   DTD 2/17/1988
                                   Gary M. & Patricia J. O'Neill TTEE
                                   1203 Rimer Drive
                                   Moraga, CA 94556-1726

                                   New York Life Trust Co.                            9,970.8210        13.80%
                                   Cust for the IRA of Allen R. Pufahl
                                   78 Kamila Place
                                   Kula, HI 96790-7936

                                   James Williams TRST UTU MTA Trust Fund EMP         6,330.9580         8.76%
                                   PSP FBO Julie Mizushima
                                   11451 186th. Street, Apt. 107
                                   Artesia, CA 90701-5546

                                   Thomas T. Holsman and Ann M. Holsman               5,758,6920         7.97%
                                   JT TEN
                                   909 Helix Drive
                                   Concord, CA 94518-3446

                                   BB&T Company of VA Cust FBO IPC Prototype          5,250.9960         7.27%
                                   Plan c/o Cynthia Jones
                                   P.O. Box 8095
                                   Virginia Beach, VA 23450-8095

                                   Derrel D. Hardy                                    4,259.1190         5.90%
                                   Frances Hardy JTWROS
                                   10386 Enramada Drive
                                   La Grange, CA 95329-8629

                                   Patricia A. Pope                                   4,259.1190         5.90%
                                   3036 Penny Lane
                                   Modesto, CA 95354-2153

MainStay Retirement 2010 Fund -    New York Life Investment Management               25,000.0000        94.03%
Class A                            ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   New York Life Trust Company                        1,586.3170         5.97%
                                   Cust for the IRA Rollover
                                   Donald Coatar
                                   1400 Oakwood Court
                                   McHenry, IL 60050-4166

MainStay Retirement 2010 Fund -    New York Life Trust Company                       29,607.4410        36.14%
Class I                            Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   AST Capital Trust Company As Cust FBO UA
                                   Local HOS 343 & 355 DEF                           27,312.8520        33.34%
                                   Contribution Plan
                                   P.O. Box 52129
                                   Phoenix, AZ 85072-2129

                                   New York Life Investment Management               25,000.0000        30.52%
                                   ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

MainStay Retirement 2020 Fund -    New York Life Investment Management               25,000.0000        89.01%
Class A                            ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   New York Life Trust Company                        1,637.3970         5.83%
                                   Cust for the IRA of Valerie P. Kaiser
                                   20604 Marsh Court
                                   Sterling, VA 20165-7315

MainStay Retirement 2020 Fund -    New York Life Trust Company                       37,272.3230        52.25%
Class I                            Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   New York Life Investment Management               25,000.0000        35.04%
                                   ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   AST Capital Trust Company As Cust FBO UA
                                   Local HOS 343 & 355 DEF                            9,068.5340        12.71%
                                   Contribution Plan
                                   P.O. Box 52129
                                   Phoenix, AZ 85072-2129

MainStay Retirement 2030 Fund -    New York Life Investment Management               25,000.0000        78.22%
Class A                            ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   New York Life Trust Company                        3,596.1380        11.25%
                                   Cust for the IRA of David C. Seeds
                                   18359 Creek Hollow Road
                                   Baton Rouge, LA 70817-8908

                                   New York Life Trust Company                        2,372.0500         7.42%
                                   Cust for the SEP IRA of
                                   Christina Marie Cono
                                   426 John Carlyle Street
                                   Alexandria, VA 22314-5762

MainStay Retirement 2030 Fund -    New York Life Investment Management               25,000.0000        77.16%
Class I                            ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   AST Capital Trust Company As Cust
                                   FBO UA Local HOS 343 & 355 DEF                     5,064.0030        15.63%
                                   Contribution Plan
                                   P.O. Box 52129
                                   Phoenix, AZ 85072-2129
                                   New York Life Trust Company                        2,335.6110         7.21%
                                   Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

MainStay Retirement 2040 Fund -    New York Life Investment Management               25,000.0000       100.00%
Class A                            ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

MainStay Retirement 2040 Fund -    New York Life Investment Management               25,000.0000        90.16%
Class I                            ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   New York Life Trust Company                        2,009.5810         7.25%
                                   Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

MainStay Retirement 2050 Fund -    New York Life Investment Management               25,000.0000        98.24%
Class A                            ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

MainStay Retirement 2050 Fund -    New York Life Investment Management               25,000.0000        74.17%
Class I                            ATTN: Al Leier
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054

                                   AST Capital Trust Company As Cust FBO UA
                                   Local HOS 343 & 355 DEF                            7,985.0310        23.69%
                                   Contribution Plan
                                   P.O. Box 52129
                                   Phoenix, AZ 85072-2129

MainStay S&P Index Fund -          New York Life Trust Company                    3,384,344.4620        36.30%
Class A                            Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   Supplemental Income Plan Trust Fund            2,211,773.3220        23.72%
                                   P.O. Box 8338
                                   Boston, MA 02266-08338

MainStay S&P 500 Index Fund -      New York Life Trust Company                   30,460,131.6830        73.74%
Class I                            Client Accounts
                                   169 Lackawanna Avenue
                                   Parsippany, NJ 07054-1007

                                   New York Life Progress-Sharing Investment      3,891,859.1240         9.42%
                                   Plan Program
                                   c/o Maria Mauceri
                                   51 Madison Avenue Room 1305
                                   New York, NY 10010-1603

MainStay Short Term Bond Fund -    Wells Fargo Investments LLC                      371,249.9890        22.47%
Class A                            A/C 7848-4246
                                   625 Marquette Avenue South, 13th Floor
                                   Minneapolis, MN 55402-2308

                                   Merrill Lynch Pierce Fenner & Smith Inc.         229,258.4610        13.88%
                                   - For the Sole Benefit of its Customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East 3rd Floor
                                   Jacksonville FL 32246-6484

                                   NFS LLC FEBO NFS/FMTC Rollover IRA FBO            83,584.4050         5.06%
                                   Kathryn M. Hennigan
                                   20115 Nob Hill Drive
                                   Yorba Linda, CA 92886-6563

MainStay Short Term Bond Fund -    New York Life Insurance Co.                    5,344,511.8210        56.33%
Class I                            Richard Schwartz
                                   Senior Managing Director
                                   51 Madison Avenue
                                   New York, NY 10010-1603

                                   New York Life Insurance Co.                    1,180,523.4890        12.44%
                                   Lifestyles SA # 20
                                   Attn: Carol Meyer
                                   C/o Darrel Thompson
                                   101 Barclay Street, 8 East Fl.
                                   New York, NY 10286-0001

                                   New York Life Trust Company                      725,263.8910         7.64%
                                   Client Accounts
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   The Trustees Rear's Manufacturing Company        709,244.2230         7.48%
                                   Pension Plan c/o Michael Rear
                                   P.O. Box 23510
                                   Eugene, OR 97402-0429

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

     Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or
(d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con. (Baa).

     MUNICIPAL SHORT-TERM LOAN RATINGS

     MIG: 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG: 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG: 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG: 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations, which have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

     CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

     D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     SHORT-TERM RATING DEFINITIONS

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

     TAX-EXEMPT BONDS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

     TAX EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.   Charter Documents

     I.   Eclipse Funds Inc. ("Company")

          (1) Articles of Incorporation of Eclipse Funds Inc. - Previously filed with the Company's Initial Registration Statement No. 33-36962 on September 21, 1990.*

          (2) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

          (3) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 4 to the Company's Registration Statement No. 33-36962 on November 2, 1992.*

          (4) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 7 to the Company's Registration Statement No. 33-36962 on October 14, 1994.*

          (5) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 8 to the Company's Registration Statement No. 33-36962 on December 29, 1994.*

          (6) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to the Company's Registration Statement No. 33-36962 on September 25, 1998.*

          (7) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (8) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (9) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 32 to the Company's Registration Statement No. 33-36962 on November 7, 2002.*

          (10) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (11) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (12) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (13) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (14) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (15) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement No. 33-36962 on February 27, 2004.*

          (16) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement No. 33-36962 on February 27, 2004.*

          (17) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement No. 33-36962 on February 27, 2004.*

          (18) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement on No. 33-36962 on April 15, 2004.*

          (19) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

          (20) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 46 to the Company's Registration Statement No. 33-36962 on July 26, 2005.*

          (21) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

          (22) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (23) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. dated December 11, 2007 - Filed herewith.

     II.  Eclipse Funds ("Trust")

          (1) Agreement and Declaration of Trust of Eclipse Funds - Previously filed with the Trust's Initial Registration Statement No. 33-08865 on September 19, 1986.*

          (2)  Amendment to Agreement and Declaration of Trust of Eclipse Funds
               - Previously filed with the Pre-Effective Amendment No. 1 to the Trust's Registration Statement No. 33-08865 on January 9, 1987.*

          (3) Second Amendment to Agreement and Declaration of Trust of Eclipse Funds. - Previously filed with Post-Effective Amendment No. 17 to the Trust's Registration Statement No. 33-08865 on February 27, 1998.*

          (4) Certificate of Designation for Eclipse Funds - Previously filed with Post-Effective Amendment No. 12 to the Trust's Registration Statement No. 33-08865 on October 13, 1994.*

          (5) Certificate of Redesignation of Series relating to Mid Cap Value Fund (formerly Growth and Income Fund) and Small Cap Value Fund (formerly Equity Fund) for Eclipse Funds - Previously filed with Post-Effective Amendment No. 19 to the Trust's Registration Statement No. 33-08865 on April 30, 1999.*

          (6) Third Amendment to the Declaration of Trust of Eclipse Funds - Previously filed with Post-Effective Amendment No. 23 to the Trust's Registration Statement No. 33-08865 on February 25, 2002.*

          (7) Fourth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 25 to the Trust's Registration Statement No. 33-08865 on November 7, 2002.*

          (8) Fifth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (9) Redesignation of Series of Shares of Beneficial Interest - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (10) Certificate of Termination - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (11) Sixth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

b.   By-Laws

     (1) By-Laws of Eclipse Funds - Previously filed with the Trust's Registration Statement No. 33-08865 on September 19, 1986.*

     (2) By-Laws of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

     (3) Amended and Restated By-Laws as of September 27, 2006 - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

c. Specimen Certificates for Common Stock - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

d.   Investment Advisory Contracts

     I.   Eclipse Funds Inc.

          (1) (a) Amended and Restated Management Agreement as of September 28, 2005 between Eclipse Funds Inc., on behalf of certian portfolio of Eclipse Funds Inc., and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (b) Management Agreement between Eclipse Funds Inc., on behalf the MainStay Retirement Funds and MainStay 130/30 Funds, and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

               (c) Management Agreement between Eclipse Funds Inc., on behalf on MainStay 130/30 High Yield Fund, and New York Life Investment Management LLC - Filed herewith.

               (d) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC dated March 1, 2007
                    - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (e) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of MainStay Asset Allocation Funds dated March 1, 2007 - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (f) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of the MainStay Retirement Funds and MainStay 130/30 Funds dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement
                    No. 33-36962 on June 18, 2007*

               (g) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of the Main Stay 130/30 Funds dated December 7, 2007 - Filed herewith.

          (2) (a) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Intermediate Term Bond Fund, All Cap Growth Fund, Short Term Bond Fund and All Cap Value Fund, and MacKay Shields LLC - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

               (b) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Indexed Bond Fund, S&P 500 Index Fund and Income Manager Fund, and Monitor Capital Advisors LLC - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

               (c) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Cash Reserves Fund and New York Life Insurance Company - Previously filed with Post-Effective

               Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*


               (d) Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC, on behalf of MainStay 130/30 High Yield Fund, dated December 7, 2007 - Filed herewith.


     II.  Eclipse Funds

          (1) (a) Amended and Restated Management Agreement as of May 1, 2006 between Eclipse Funds and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement
                    No. 33-08865 on February 16, 2007.*

               (b) Expense Limitation Agreement between Eclipse Funds and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

e.   Underwriting Contracts

     I.   Eclipse Funds Inc.

          (1) Amended and Restated Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors LLC - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

          (2) Form of Soliciting Dealer Agreement - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

     II.  Eclipse Funds

          (1) Distribution Agreement between Eclipse Funds and NYLIFE Distributors, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (2) Form of Soliciting Dealer Agreement - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

f.   Not Applicable.

g.   Custody Agreements

     I.   Eclipse Funds Inc.

          (1) Master Custodian Agreement between Eclipse Funds Inc. and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Custodian Agreement with Investors Bank and Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (b) Amendment to Custodian Agreement with Investors Bank and Trust Company dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (2) Delegation Agreement with Investors Bank and Trust Company dated June 30, 2005 - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (a) Amendment to Delegation Agreement with Investors Bank and Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*


               (b) Amendment to Delegation Agreement with Investors Bank and Trust Company dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*


     II.  Eclipse Funds

          (1) Master Custodian Agreement between Eclipse Funds and Investors Bank & Trust Company - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement
               No. 33-36962 on April 7, 2006.*

          (2) Amendment to Custodian Agreement with Investors Bank & Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

          (3) Delegation Agreement with Investors Bank and Trust Company dated June 30, 2005 - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

          (4) Amendment to Delegation Agreement with Investors Bank and Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*


          (5) Amendment to Delegation Agreement with State Street Bank and Trust Company dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*


h.   Other Material Contracts

     I.   Eclipse Funds Inc.

          (1) (a) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder

                    Services. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

               (b) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. - Previously filed with Post- Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

               (c) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and NYLIM Shareholder Services LLC - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (2) Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

          (3) Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Post-Effective Amendment No. 14 to the Company's Registration Statement No. 33-36962 on April 30, 1997.*

          (4) Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. - Previously filed with Post-Effective Amendment No. 14 to the Company's Registration Statement No. 33-36962 on April 30, 1997.*

          (5) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

               (a) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

               (b) Amendment to the Sub-Transfer Agency and Service Agreement - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

               (c) Amendment to the Sub-Transfer Agency and Service Agreement - Filed herewith.

          (6) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (Cash Reserves Fund Sweep Shares) - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

          (7) Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares) - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of the Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares) as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (8) Shareholder Services Plan for Eclipse Funds Inc. (Class R2 shares) - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of the Shareholder Services Plan for Eclipse Funds Inc. (Class R2 Shares) as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (9) Shareholder Services Plan for Eclipse Funds Inc. (Class R3 shares) - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of the Shareholder Services Plan for Eclipse Funds Inc. (Class R3 Shares) as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (10) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (b) Amendment to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*





          (12) Form of Indemnification Agreement - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*
     II.  Eclipse Funds


          (1) Copy of Transfer Agency Agreement between Eclipse Funds and Investors Fiduciary Trust Company. - Previously filed with Post-Effective Amendment No. 6 to the Company's Registration Statement No. 33-08865 on April 30, 1990.*

          (2) Transfer Agency and Service Agreement between Eclipse Funds and NYLIM Shareholder Services LLC (d/b/a Eclipse Shareholder Services LLC) - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (3) Copy of Administration Contract between Eclipse Funds and NYLIFE Securities Inc. - Previously filed with Post-Effective Amendment No. 9 to the Trust's Registration Statement No. 33-08865 on April 30, 1991.*

          (4) (a) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

               (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (5) Shareholder Services Plan for Eclipse Funds (Class R1 shares)- Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

          (6) Shareholder Services Plan for Eclipse Funds (Class R2 shares)- Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

          (7) Shareholder Services Plan for Eclipse Funds (Class R3 shares) - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*


          (8) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*


          (9) Amendment to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*


          (10) Form of Indemnification Agreement - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

i.   Legal Opinions

     I.   Eclipse Funds Inc.

          (1) Opinion of Ballard Spahr Andrews & Ingersoll, LLP related to the offering of L Class shares of common stock of the Indexed Equity Fund, Tax-Managed Equity Fund, Core Bond Plus Fund, Short Term Bond Fund and Asset Manager Fund (Maryland). - Previously filed with Post-Effective Amendment No. 33 to the Company's Registration Statement No. 33-36962 on December 31, 2002.*

          (2) Opinion of Counsel related to the offering of Class A, Class B, and Class C shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (3) Opinion of Counsel related to the offering of Floating Rate Fund shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement No. 33-36962 on April 15, 2004.*

          (4) Opinion of Counsel related to the offering of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Growth Allocation Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

          (5) Opinion of Counsel related to the offering of MainStay Large Cap Opportunity Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 46 to the Company's Registration Statement No. 33-36962 on July 26, 2005.*

          (6) Opinion of Counsel related to the offering of MainStay Growth Equity Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

          (7) Opinion and Consent of Counsel - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*


II.  Eclipse Funds

          (1) Opinion of Counsel related to the offering of L Class shares of beneficial interest of the Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Duration Fund, and Balanced Fund (Massachusetts). - Filed with Post-Effective Amendment No. 26 to the Trust's Registration Statement No. 33-08865 on December 30, 2002.*

          (2) Opinion of Counsel related to the offering of Class A, Class B, Class C, Class R1, and Class R2 shares of beneficial interest of the Eclipse Funds (Massachusetts).- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (3) Opinion of Counsel related to the offering of Class R3 shares of beneficial interest of Eclipse Funds (Massachusetts) - Previously filed with Post-Effective Amendment No 36 to the Trust's Registration Statement No. 33-08865 on April 7, 2006.*

          (4) Opinion and Consent of Counsel - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*


j.   Other Opinions


     (1) Consent of Independent Registered Public Accounting Firm related to Eclipse Funds Inc. - Filed herewith.


k.   Not Applicable.

l.   Initial Capital Agreements

     (1) Initial Subscription Agreement for shares of common stock of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

     (2) Investment representation letter of initial purchaser of shares of beneficial interest of Eclipse Funds. - Previously filed with Pre-Effective Amendment No. 1 to the Trust's Registration Statement No. 33-08865 on January 9, 1987.*

m.   Rule 12b-1 Plans

     I.   Eclipse Funds Inc.

          (1) Form of Account Application for Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

          (2) Form of Plan of Distribution Pursuant to Rule 12b-1 for Cash Reserves Fund Sweep Shares, a series of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.*

          (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of the Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

               (b) Amendment to Schedule A of the Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. as of December 14, 2007

          (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

          (5) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (6) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (7) Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

     II.  Eclipse Funds


          (1) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

          (2) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

          (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*
          (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

          (5) Plan of Distribution pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

n.   Rule 18f-3 Plans

     I.   Eclipse Funds Inc.

               (1) Form of Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

               (2) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - To be filed by Amendment

     II.  Eclipse Funds

          (1)  Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 -
               - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on
               February 16, 2007.*

o.   Reserved

p.   Codes of Ethics

     I.   Eclipse Funds Inc.

          (1) Code of Ethics for Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

          (2) Code of Ethics for New York Life Investment Management Holdings LLC - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

          (3) Code of Ethics for MacKay Shields LLC - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

     II.  Eclipse Funds

          (1) Code of Ethics for Eclipse Funds - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

          (2) Code of Ethics for New York Life Investment Management Holdings LLC - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

          (3) Code of Ethics for MacKay Shields LLC - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*


Other Exhibits:

Powers of Attorney - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

----------
*    Incorporated herein by reference.

ITEM 24.

None.

ITEM 25. INDEMNIFICATION

     New York Life Insurance Company maintains Directors & Officers Liability Insurance coverage. The policy covers the Directors, Officers and Trustees of New York Life, its subsidiaries and certain affiliates, including Eclipse Fund Inc. and Eclipse Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

With respect to Eclipse Funds Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 of that Company's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Eclipse Funds incorporates herein by reference the response to Item 27 disclosed in the Registration Statement on Form N-1A of Eclipse Funds filed with the Commission on September 19, 1986.

In addition, each Director/Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Director/Trustee to the fullest extent permitted by law and by the charter and or Declaration and By-laws of the Registrant.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

NYLIM

New York Life Investment Management LLC ("NYLIM") acts as the investment adviser for each series of the following open-end registered management investment companies: The MainStay Funds, Eclipse Funds, Inc., Eclipse Funds, ICAP Funds, Inc. and MainStay VP Series Fund, Inc.

Certain information on each executive officer of NYLIM is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of NYLIM is 51 Madison Avenue, New York, NY 10010 .


NAME                   POSITION(S) WITH THE ADVISER       OTHER BUSINESS
----                   ----------------------------       --------------
Ravi Akhoury           Vice Chairman                      Vice Chairman, New York Life Investment
                                                          Management Holdings LLC, Manager, NYLI - VB Asset
                                                          Management C. (Mauritius) LLC, NYL International
                                                          India Fund (Mauritius) LLC, and NYLI LLC; and
                                                          Director of Thomson Press (India) Ltd, Jacob
                                                          Ballas Capital India Private Limited, and MacKay
                                                          Shields Defensive Bond Arbitrage Fund Ltd.

Brian A. Murdock       Member of the Board of Managers,   Member of the Board of Managers, President and
                       President and Chief Executive      Chief Executive Officer, New York Life Investment
                       Officer                            Management Holdings LLC; Senior Vice President,
                                                          New York Life Insurance Company; Chairman of the
                                                          Board and President, NYLIFE Distributors; Member
                                                          of the Board of Managers, NYLCAP Manager LLC,
                                                          Madison Capital Funding LLC, MacKay Shields LLC,
                                                          Institutional Capital LLC and McMorgan & Company
                                                          LLC; Chief Executive Officer and Trustee, Eclipse
                                                          Funds and The MainStay Funds; Chief Executive
                                                          Office and Director, Eclipse Funds Inc., ICAP
                                                          Funds, Inc. and MainStay VP Series Fund, Inc.

NAME                   POSITION(S) WITH THE ADVISER       OTHER BUSINESS
----                   ----------------------------       --------------
Patrick G. Boyle       Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Director of
                                                          New York Life Trust Company; Manager of Madison
                                                          Capital Funding LLC; Director of New York Life
                                                          International Investment Inc.; Executive Vice
                                                          President of Eclipse Funds, Eclipse Funds Inc.
                                                          and ICAP Funds Inc.

Frank J. Ollari        Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Manager of
                                                          NYLCAP Manager LLC; Manager of Madison Capital
                                                          Funding LLC; Director of NYLIM Real Estate Inc.;
                                                          Senior Vice President of NYLIFE Insurance Company
                                                          of Arizona; Senior Vice President of New York
                                                          Life Insurance and Annuity Corporation

Barry A. Schub         Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Manager of
                                                          McMorgan & Company LLC; Manager of NYLIFE
                                                          Distributors LLC

Robert A. Anselmi      Senior Managing Director,          Senior Managing Director, General Counsel and
                       General Counsel and Secretary      Secretary of New York Life Investment Management
                                                          Holdings LLC; Secretary of Institutional Capital
                                                          LLC; Vice President and Secretary of McMorgan &
                                                          Company LLC; Secretary of NYLIM Service Company
                                                          LLC; Chief Legal Officer of ICAP Funds, Inc.;
                                                          Secretary of NYLCAP Manager LLC; Secretary of
                                                          Madison Capital Funding LLC; Chief Legal Officer
                                                          of The MainStay Funds, Eclipse Funds, Eclipse
                                                          Funds Inc.; MainStay VP Series Fund, Inc., McMorgan
                                                          Funds and ICAP Funds, Inc.

Jefferson C. Boyce     Senior Managing Director           Director and Chief Investment Officer of New York
                                                          Life Trust Company; Senior Managing Director of
                                                          NYLife Distributors LLC

Thomas A. Clough       Senior Managing Director           Chairman of the Board of New York Life Trust
                                                          Company; Senior Managing Director -- Retirement
                                                          Services of NYLIFE Distributors LLC

NAME                   POSITION(S) WITH THE ADVISER       OTHER BUSINESS
----                   ----------------------------       --------------
Allan Dowiak           Senior Managing Director           None

Tony H. Elavia         Senior Managing Director           Executive Vice President of New York Life Trust
                                                          Company; Senior Vice President of New York Life
                                                          Insurance and Annuity Corporation; Senior Vice
                                                          President of Eclipse Funds, Eclipse Funds Inc.
                                                          and ICAP Funds Inc.

Stephen P. Fisher      Senior Managing Director and       Manager, President and Chief Operating Officer of NYLife
                       Chief Marketing Officer            Distributors LLC; Chairman of the Board of NYLIM Service
                                                          Company President -- Eclipse Funds, Eclipse Funds, Inc.,
                                                          The MainStay Fund ICAP Funds, Inc., MainStay VP Series
                                                          Fund, Inc.

Anthony R. Malloy      Senior Managing Director           Senior Vice President of New York Life Trust
                                                          Company; Senior Vice President of New York Life
                                                          Insurance and Annuity Corporation

Stephen W. Mandella    Senior Managing Director and       Senior Managing Director and Head of Financial
                       Head of Financial Operations       Operations of New York Life Investment Management
                                                          Holdings LLC

Alison H. Micucci      Senior Managing Director and       Senior Managing Director and Chief Compliance
                       Chief Compliance Officer           Officer of New York Life Investment Management
                                                          Holdings, LLC; Senior Managing Director --
                                                          Compliance of NYLIFE Distributors LLC; Chief
                                                          Compliance Officer of NYLCAP Manager LLC;
                                                          Senior Vice President and Chief Compliance
                                                          Officer of The MainStay Funds, Eclipse Funds,
                                                          Eclipse Funds Inc.; MainStay VP Series
                                                          Fund, Inc. and ICAP Funds, Inc.

Susan L. Paternoster   Senior Managing Director and       None
                       Head of Information Technology

Donald A. Salama       Senior Managing Director           Senior Managing Director, Retirement Services --
                                                          NYLife Distributors LLC

John E. Schumacher     Senior Managing Director           Manager and Chief Executive Officer of NYLCAP
                                                          Manager LLC; Principal of New York Life Capital
                                                          Partners II, L.L.C.; Director of NYLCAP Holdings
                                                          (Mauritius); Chief Executive Officer of New York
                                                          Life Capital Partners III GenPar GP, LLC;
                                                          Principal of New York Life Capital Partners,
                                                          L.L.C.; Chief Executive Officer of NYLIM
                                                          Mezzanine GenPar GP, LLC; Director of New York
                                                          Life International India Fund (Mauritius) LLC

NAME                   POSITION(S) WITH THE ADVISER       OTHER BUSINESS
----                   ----------------------------       --------------
Richard C. Schwartz    Senior Managing Director           Investment Officer of New York Life Trust
                                                          Company; Senior Vice President and Senior
                                                          Investment Manager for Derivative Transactions of
                                                          New York Life Insurance and Annuity Corporation

Mark W. Talgo          Senior Managing Director           President of NYLIM Fund II GP, LLC; President of
                                                          NYLIM Real Estate Inc.; Senior Vice President of
                                                          NYLIFE Insurance Company of Arizona; Senior Vice
                                                          President of New York Life Insurance and Annuity
                                                          Corporation

Julia A. Warren        Senior Managing Director           Vice President of New York Life Insurance and
                                                          Annuity Corporation

MacKay Shields

MacKay Shields LLC ("MacKay Shields") acts as the sub-adviser for certain series of the following open-end registered management investment companies: The MainStay Funds; Eclipse Funds, Inc. and MainStay VP Series Fund, Inc.

Certain information on each executive officer of MacKay Shields is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of MacKay Shields is 9 West 57th Street, New York, NY 10029


NAME                   POSITION(S) WITH THE ADVISER       OTHER BUSINESS
----                   ----------------------------       --------------
Ravi Akhoury           Chairman                           Mr. Akhoury was Chief Executive Officer of MacKay
                                                          Shields until July 2007 and until recently was Vice
                                                          Chairman of New York Life Investment Management Holdings LLC
                                                          and New York Life Investment Management LLC. He is also a
                                                          member of the Executive Management Committee of New York
                                                          Life Insurance Company; Manager of McMorgan & Company
                                                          LLC, NYLI - VB Asset Management C. (Mauritius) LLC,
                                                          NYL International India Fund (Mauritius) LLC, and
                                                          NYLI LLC; and Director of Jacob Ballas Capital India Private
                                                          Limited, and MacKay Shields Defensive Bond Arbitrage Fund Ltd.

Osbert M. Hood         President and Chief Executive      Mr. Hood joined MacKay Shields in January 2007 as President and
                       Officer                            became Chief Executive Officer in July 2007.  He was most
                                                          recently CEO of Pioneer Investment Management USA Inc., where he was  previously its chief executive officer after
                                                          joining Pioneer in 2000.

Lucille Protas         Chief Operating Officer and        Ms. Protos is also a Director of MacKay Shields
                       Senior Managing Director           Defensive Bond Arbitrage Fund Ltd.

John Prom              Senior Managing Director; Head     None
                       of Subadvisory and International
                       Business Development

Edmund C. Spelman      Senior Managing Director; Head     None
                       of the Growth Equity Team

Richard Rosen          Senior Managing Director; Head     None
                       of the Value Equity Team

Gary L. Goodenough     Senior Managing Director; Head     None
                       of the Fixed Income Team

J. Matthew Philo       Senior Managing Director; Head     None
                       of the High Yield Team

Dan C. Roberts         Senior Managing Director; Head     None
                       of the High Yield Active Core
                       Team

Rupal J. Bhansali      Senior Managing Director; Head     None
                       of International Equity Team

Ellen Metzger          Senior Managing Director and       None
                       General Counsel

A. Timothy West        Senior Managing Director; Head     None
                       of Institutional Business
                       Development

Kevin T. McAteer       Managing Director; Head of         None
                       Equity Trading

ITEM 27. PRINCIPAL UNDERWRITERS

a.   NYLIFE Distributors LLC also acts as the principal underwriter for:

     The MainStay Funds (File No. 33-2610)

     ICAP Funds, Inc.

     NYLIAC Variable Universal Life Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account I
     NYLIAC Variable Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account III
     NYLIAC Variable Life Insurance Separate Account
     NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account

b.

                                 BUSINESS POSITION(S) AND
                                   OFFICE(S) WITH NYLIFE      POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
NAME AND PRINCIPAL ADDRESS(1)        DISTRIBUTORS, INC.          WITH ECLIPSE FUNDS        WITH ECLIPSE FUNDS INC.
-----------------------------    ------------------------     -------------------------   -------------------------
       Brian A. Murdock          Chairman of the Board and        Trustee and Chief           Director and Chief
                                        President                 Executive Officer           Executive Officer

       Robert J. Hebron         Manager and Executive Vice              None                        None
                                President COLI Distribution

        John R. Meyer           Manager and Executive Vice              None                        None
                                    President, Variable
                                 Annuity and Agency Mutual
                                    Funds Distribution

       Scott L. Berlin          Manager and Executive Vice              None                        None
                                    President, Non-COLI
                                Variable Life Distribution

        John A. Cullen                    Manager                       None                        None

        Barry A. Schub                    Manager                       None                        None

      Stephen P. Fisher          Senior Managing Director,           President                   President
                                 NYLIM Products Marketing

      William F. Gibson          Senior Managing Director               None                        None
                                    and Chief Financial
                                          Officer

      Barbara McInerney          Senior Managing Director,              None                        None
                                        Compliance

      Alison H. Micucci             Managing Director,       Senior Vice President and   Senior Vice President and
                                       Compliance             Chief Compliance Officer     Chief Compliance Officer

       Robert E. Brady             Manager and Managing                 None                        None
                                    Director Operations

       Thomas A. Clough             Managing Director,                  None                        None
                                    Retirement Services

      Joseph J. Henehan             Managing Director,                  None                        None
                                    Retirement Services

       Edward P. Linder             Managing Director,                  None                        None
                                   Variable Annuity and
                                    Agency Mutual Funds
                                       Distribution

       Beverly J. Moore             Managing Director,                  None                        None
                                 Marketing Communications

        Gary L. Warren            Managing Director, COLI               None                        None
                                       Distribution


        Mark A. Gomez              Managing Director and                None                        None
                                 Chief Compliance Officer

       Julia D. Holland           Managing Director - SMA               None                        None
                                       Distribution

  Marguerite E. H. Morrison        Managing Director and              Secretary                   Secretary
                                         Secretary

       Gary M. O'Neill          Managing Director - Agency              None                        None
                                       Distribution

(1)  169 Lackawanna Avenue, Parsippany, NJ 07054

c.   Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of Eclipse Funds Inc., Eclipse Funds, New York Life Investment Management LLC, and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for each series of Eclipse Funds Inc. and Eclipse Funds are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111-2900. Records relating to the duties of the transfer agent of Eclipse Funds Inc. and Eclipse Funds are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29. MANAGEMENT SERVICES.

Not Applicable.

ITEM 30. UNDERTAKINGS.

None

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post Effective Amendment No. 57 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and the State of New Jersey on the 14th day of December, 2007.




                                    ECLIPSE FUNDS INC.


                                    /s/ Stephen P. Fisher
                                    -------------------------------
                                    Stephen P. Fisher
                                    President



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on December 14, 2007.



SIGNATURE                           TITLE
---------                           -----


/s/ Susan B. Kerley*                Director
---------------------------------
Susan B. Kerley


/s/ Alan R. Latshaw*                Director
---------------------------------
Alan R. Latshaw


/s/ Peter Meenan*                   Director
---------------------------------
Peter Meenan


/s/ Brian A. Murdock*               Director and Chief Executive Officer
---------------------------------
Brian A. Murdock


/s/ Richard H. Nolan, Jr.*          Director
---------------------------------
Richard H. Nolan, Jr.


/s/ Richard S. Trutanic*            Director
---------------------------------
Richard S. Trutanic


/s/ Roman L. Weil*                  Director
---------------------------------
Roman L. Weil


/s/ John A. Weisser*                Director
---------------------------------
John A. Weisser


/s/ Jack R. Benintende              Treasurer and Principal Financial
---------------------------------   and Accounting Officer
Jack R. Benintende


By: /s/ Marguerite E.H. Morrison
--------------------------------------

Marguerite E.H. Morrison
As Attorney-in-Fact*


*  Pursuant to Powers of Attorney previously filed.